NUVEEN
MUNICIPAL
BOND FUNDS



August 31, 1998

------------------------
   Semiannual Report
------------------------

Dependable, tax-free income to help you keep more of what you earn.



[PHOTO APPEARS HERE]



California

California Insured

Highlights

As of August 31, 1998
For Class A shares at net asset value


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Credit Quality                             Performance Highlights
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NUVEEN CALIFORNIA MUNICIPAL BOND FUND

[PIE CHART APPEARS HERE]  .  Distribution rate of 4.86% and SEC 30-day yield of 4.28%*
AAA/US Guaranteed 48%     .  Taxable equivalent yield of 6.84%**
AA                 4%     .  One-year total return of 7.91%
A                 16%
BBB/NR            32%

NUVEEN CALIFORNIA INSURED MUNICIPAL BOND FUND

[PIE CHART APPEARS HERE]  .  Distribution rate of 4.74% and SEC 30-day yield of 3.80%*
Insured           71%     .  Taxable-equivalent yield of 6.07%**
                          .  One-year total return of 8.10%
U.S. GUARANTEED   29%
CONTENTS

1    Dear Shareholder
3    Portfolio Manager's Comments
5    California Performance Overview
6    California Insured Performance Overview
7    Portfolio of Investments
15   Statement of Net Assets
16   Statement of Operations
17   Statement of Changes in Net Assets
18   Notes to Financial Statements
22   Financial Highlights
24   Building Better Portfolios
25   Fund Information

* Distribution rate is computed by taking the most recent dividend per share, multiplying it as needed to annualize it, and dividing by the appropriate price per share (e.g., net asset value for purchases to be made without a load such as reinvestments from Nuveen Unit Trusts, or the maximum public offering price).
   SEC yield is computed by dividing the net investment income per share earned during the specified one month or 30-day period by the maximum offering price per share on the last day of the period.
   The distribution rate differs from yield and total return and therefore is not intended to be a complete measure of performance. Distribution rate may sometimes differ from yield because a Fund may be paying out more or less than it is earning and because it may not include the effect of amortization on bond premiums to the extent such premiums arise after the bonds were purchased.
** For investors in the 37.4% federal and state income tax bracket. See your funds' Performance Overview in this report for more information.

[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]
Timothy R. Schwertfeger
Chairman of the Board

Wealth takes a lifetime to build. Once achieved, it should be preserved.

Dear Shareholder

I'm pleased to report that over the past 12 months, your Nuveen Municipal Bond Fund has continued to perform well, meeting its primary objectives of providing competitive levels of tax-free income and after-tax return. The strong market in fixed-income securities benefited from investors selecting quality investment vehicles like municipal bond funds.

THE ECONOMY IN REVIEW

Over the past year, the markets endured bouts of volatility, as the Asian financial crisis spilled over into emerging markets and affected economies around the globe. Investors responded by seeking a haven from this market volatility by choosing more conservative investments, such as municipal bond funds. As interest rates on municipal bonds continued to trend downward, the relative after-tax yields offered by these funds stimulated additional investor interest.

In the coming months, we will continue to watch several key factors affecting the future of the economy, including the strength of the dollar, employment figures, corporate earnings reports, and further interest rate indications from the Federal Reserve. These factors will influence the outlook for fixed-income markets during the remainder of the year.

MUNICIPAL MARKET REVIEW

During the past 12 months, declining interest rates drove yields on 30-year Treasuries to their lowest levels ever. The story in the municipal market, however, was different. As yields on the long Treasury bond reached historic lows, the yield on the Bond Buyer 40, an unmanaged index of long-term municipal bonds, fell 42 basis points - from 5.53% to 5.11%. As a result, the ratio between Treasury yields and municipal yields, as of August 31, stood at 92%, compared with the more typical range of 80-82%. For investors, this meant that municipal bonds offered 92% of the yield of a Treasury bond with comparable characteristics - before taxes were taken into account. As shown in the accompanying chart, municipal bonds have consistently provided very attractive taxable-equivalent yields compared with the taxable yield on Treasury bonds.



                                     -----

"Our expertise provides the key to building a well-balanced portfolio that achieves your financial goals."

One of the main factors in the steep decline in Treasury yields was the strong interest in these investments by international investors. As the economic turmoil in Asia continued to spread to other economies world-wide and the dollar strengthened against foreign currencies, the demand for U.S.-dollar denominated Treasury securities increased.

In the municipal market, where foreign investors do not benefit from the tax advantages of municipal bonds, low interest rates and a strong economy generated high levels of new issuance and refinancing of existing bonds. The first six months of 1998 saw $146 billion of new municipal issuance, up 51% over the same period in 1997, and $42 billion in refunding activity, an increase of 118% over last year. The continued strength of the U.S. economy has brought about improvements in the fundamental financial health of many municipalities and boosted the overall credit quality of municipal bonds. During the third quarter of this year, 3.5 municipal issuers received credit upgrades for every municipal downgrade. This trend enhanced Nuveen's value oriented investment approach, as the upgraded bonds increased in value, providing further benefits to investors.

NUVEEN EXPERTISE IS KEY

The key to taking advantage of the exceptional values currently available in the municipal market is the expertise of a proven investment manager. At Nuveen, we recognize the value of time-tested expertise. The high level of recent municipal issuance, for example, highlights the value of our expertise in the municipal market, as our portfolio management teams carefully select the securities best suited to help the funds achieve their investment objectives.

Nuveen has assembled a group of Premier Advisers(SM) that can provide years of experience and time-tested expertise in a given asset class. In addition to Nuveen Advisory Corporation, our Premier Adviser for tax-free investing, you can rely on our growing group of other advisers to provide the expertise that makes the difference in the equity market, including Institutional Capital Corporation for value investing and Rittenhouse Financial Services for growth investing. For more information about our funds managed by other Nuveen Premier Advisers, including charges and expenses, contact your financial adviser for a prospectus or Nuveen at (800) 621-7227. Read it carefully before you invest or send money.

We encourage you to talk with your financial adviser about the ways Nuveen's expanding selection of investments, together with our expertise, can help you establish the foundation of a diversified portfolio designed to build and sustain long-term financial security. When seeking quality investment solutions that withstand the test of time, you can count on Nuveen. Our expertise provides the key to building a well-balanced portfolio that achieves your financial goals.

Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

October 15, 1998


                                     -----

Nuveen California Municipal Bond Fund

Nuveen California Insured Municipal Bond Fund

PORTFOLIO MANAGER'S COMMENTS

Portfolio Manager Bill Fitzgerald discusses fund performance, the municipal market, and key investment strategies for the California funds for the period covered by this report.


CALIFORNIA STATE UPDATE

The California economy has continued to expand, as it diversifies away from a reliance on aerospace and defense spending into a variety of sectors, including service industries, high technology, and financial services. This diversification has broadened the state's economic base and strengthened its position by reducing the risk that a downturn in one industry will result in recession for the entire state, as happened in the early 1990's. While California's heavy use of Asian intermediaries in the manufacturing process has caused recent concern about a potential slowdown in some industries, in light of Asia's recent financial troubles, the overall picture is strong. Employment has reached levels unseen since before the recession, and the state government is in good shape fiscally, with improved cash flows and a positive balance sheet. With increasing state revenues, California is now trying to remedy some of the financial stress it placed on cities and counties during the recession when it took over local revenue and passed along expenses. The state's improving credit was recently recognized with an upgrade by Moody's to AA3. S&P maintains its A+ rating.

In response to low interest rates, the expanding economy, and California's continued population growth, the state's municipal bond issuance during the first eight months of 1998 increased by 65% over the same period in 1997. Issuance by the land-based financing sector has been particularly strong, as real estate values in the state continue to improve, and development activity accelerates in this favorable environment. Supply is expected to remain heavy over the next few years due to the continuing need for infrastructure financing, school spending, and new prison construction. In recent months, volatility in the equity markets, combined with the high level of California taxes, has boosted demand for municipal bonds. Demand from institutional buyers such as insurance companies and hedge funds has also increased, as these investors recognize the exceptionally attractive values currently offered by these bonds.

FUND PERFORMANCE

Despite the declining interest rate environment of the past year, the Nuveen California Municipal Bond Fund and the Nuveen California Insured Municipal Bond Fund both provided Class A share investors with attractive taxable-equivalent yields of 6.84% and 6.07%, respectively, based on net asset value for the combined federal and state income tax rate of 37.4%.

Over the past year, the change in income earned by these portfolios, due to declining interest rates, necessitated dividend reductions. For example, higher-yielding bonds that were called out of the portfolios were replaced with bonds paying lower interest rates, reflecting current market conditions. However, as Tim mentioned in his letter to shareholders, these funds still provide competitive levels of tax-free income, especially when considering their after-tax yields.


                                     -----

For the year ended August 31, 1998, the Class A share total return on net asset value for the California Municipal Bond Fund was 7.91%, which is equivalent to a taxable return of 11.01% for investors in the combined 37.4% federal and state income tax bracket. The total return on net asset value for the California Insured Municipal Bond Fund's Class A shares was 8.10%, which is equivalent to a taxable return of 11.14% for investors in the combined 37.4% federal and state income tax bracket.

Those total returns compare to the annual returns of 8.91% and 9.31% posted by the Lehman Brothers California Municipal Bond and California Insured Municipal Bond Indexes, respectively. These indexes are comprised of a broad range of investment-grade or insured municipal bonds and do not reflect any initial or ongoing expenses.

The performance of the funds was impacted largely by their relatively short durations. Duration measures a bond fund's price volatility, or reaction to interest rate movements. The shorter the duration, the less sensitive the fund is to interest rate changes. When compared to the longer duration for the Lehman Indexes (7.95 years for the Lehman California Municipal Bond Index and 8.88 years for the Lehman California Insured Municipal Bond Index versus 6.35 years for the Nuveen California Municipal Bond Fund and 5.81 for the Nuveen California Insured Municipal Bond Fund), the Nuveen California funds will experience a smaller impact from a declining interest rate environment because they are better cushioned against market volatility.

KEY STRATEGIES

Overall, our strategies have been to improve the portfolios' call protection, to enhance yield, and to identify opportunities to buy bonds that we believe have significant appreciation potential.

First, we took steps to sell several blocks of securities that had been pre-refunded and were subject to upcoming calls. Second, a number of our current-coupon holdings were experiencing high demand in the retail market, which allowed us to sell those securities at attractive prices and reinvest the proceeds in similar bonds with attractive yields. Third, Nuveen continued to implement its value investing approach to select bonds that were undervalued in the market, which would result in a better chance for capital appreciation.

OUTLOOK FOR THE FUTURE

We will continue to manage the funds with an eye toward undervalued securities that provide attractive interest income exempt from federal and state income taxes as is consistent with preservation of capital.

To achieve this goal, we will continue to work with Nuveen's research team, which is a valuable asset in our search for undervalued securities. Specifically, we will work to improve the funds' structure, looking for bonds with better call protection and attractive yields.


                                     -----

                     Nuveen California Municipal Bond Fund
                             PERFORMANCE OVERVIEW
                             As of August 31, 1998



Monthly Tax-Free Dividends (Class A Shares)

[BAR CHART APPEARS HERE]

      9/97   0.0455
     10/97   0.0455
     11/97   0.0455
     12/97   0.0455
      1/98   0.0455
      2/98   0.0455
      3/98   0.0455
      4/98   0.0445
      5/98   0.0445
      6/98   0.0445
      7/98   0.0445
      8/98   0.0445

Portfolio Statistics

SHARE CLASS                                A        B        C           R
--------------------------------------------------------------------------------
Inception Date                            9/94      3/97     9/94         7/86
Net Asset Value                         $10.99    $10.98   $10.99       $11.00
Total Net Assets ($000)                                               $260,382
Average Weighted Maturity (Years)                                        21.98
Modified Duration (Years)                                                 6.35
--------------------------------------------------------------------------------

Annualized Total Return/1/

SHARE CLASS                    A(NAV)   A(Offer)      B        C            R
--------------------------------------------------------------------------------
1-Year                         7.91%      3.39%     6.95%    7.32%        8.04%
5-Year                         5.60%      4.71%     4.90%    4.93%        5.89%
10-Year                        7.88%      7.42%     7.32%    7.14%        8.16%
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Tax-Free Yields

SHARE CLASS                    A(NAV)   A(Offer)      B       C             R
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Distribution Rate              4.86%      4.66%     4.15%    4.31%        5.07%
SEC 30-Day Yield               4.28%      4.10%     3.53%    3.73%        4.48%
Taxable Equivalent Yield/2/    6.84%      6.55%     5.64%    5.96%        7.16%
--------------------------------------------------------------------------------

Top 5 Sectors (as a % of total investments)

Tax Obligation (Limited)                       33%
U.S. Guaranteed                                16%
Housing (Multifamily)                          15%
Health Care                                    10%
Housing (Single Family)                         8%
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1 Class R share returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.
2 Based on SEC yield and a combined federal and state income tax rate of 37.4%. Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.


                                     -----

                 Nuveen California Insured Municipal Bond Fund
                             PERFORMANCE OVERVIEW
                             As of August 31, 1998

Monthly Tax-Free Dividends (Class A Shares)

[BAR CHART APPEARS HERE]

       9/97   0.045
      10/97   0.045
      11/97   0.045
      12/97   0.045
       1/98   0.045
       2/98   0.045
       3/98   0.045
       4/98   0.044
       5/98   0.044
       6/98   0.044
       7/98   0.044
       8/98   0.044

Portfolio Statistics

SHARE CLASS                                A        B        C           R
--------------------------------------------------------------------------------
Inception Date                            9/94      3/97     9/94         7/86
Net Asset Value                         $11.13    $11.14   $11.06       $11.11
Total Net Assets ($000)                                               $237,668
Average Weighted Maturity (Years)                                        22.36
Modified Duration (Years)                                                 5.81
--------------------------------------------------------------------------------

Annualized Total Return/1/

SHARE CLASS                    A(NAV)   A(Offer)      B        C            R
--------------------------------------------------------------------------------
1-Year                         8.10%      3.60%     7.38%    7.61%        8.30%
5-Year                         5.54%      4.64%     4.77%    4.73%        5.75%
10-Year                        8.01%      7.55%     7.39%    7.20%        8.25%
--------------------------------------------------------------------------------

Tax-Free Yields

SHARE CLASS                    A(NAV)   A(Offer)      B       C             R
--------------------------------------------------------------------------------
Distribution Rate              4.74%      4.54%     3.99%    4.18%        4.91%
SEC 30-Day Yield               3.80%      3.64%     3.05%    3.25%        4.00%
Taxable Equivalent Yield/2/    6.07%      5.81%     4.87%    5.19%        6.39%
--------------------------------------------------------------------------------

Top 5 Sectors (as a % of total investments)

Tax Obligation (Limited)                       31%
U.S. Guaranteed                                26%
Housing (Multifamily)                           8%
Housing (Single Family)                         7%
Tax Obligation (General)                        7%


1 Class R share returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.
2 Based on SEC yield and a combined federal and state income tax rate of 37.4%. Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.


                                     -----

                     PORTFOLIO OF INVESTMENTS (UNAUDITED)
                     NUVEEN CALIFORNIA MUNICIPAL BOND FUND
                                August 31, 1998

       PRINCIPAL                                                                                  OPTIONAL CALL            MARKET
          AMOUNT    DESCRIPTION                                                                     PROVISIONS*  RATINGS**  VALUE
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                    EDUCATION AND CIVIC ORGANIZATIONS  4.6%

    $    960,000    California Educational Facilities Authority, Pooled College and                 4/07 at 102  Baa2  $1,045,027
                    University Projects Revenue Bonds, Series 1997B (Southern California
                      College of Optometry), 6.300%, 4/01/21

         905,000    California State Public Works Board, High Technology Facilities Lease,         No Opt. Call   Aa3   1,014,605
                      The Regents of the University of California, San Diego Facility,
                      7.375%, 4/01/06

       1,500,000    Certificates of Participation, California Statewide Community                  12/06 at 105   N/R   1,670,610
                    Development Authority,
                    San Diego Space and Science Foundation, Series 1996, 7.500%, 12/01/26

                    The Regents of the University of California, 1993 Refunding
                    Certificates of Participation
                      (UCLA Central Chiller/Cogeneration Facility):

       3,500,000      5.600%, 11/01/20                                                             11/03 at 102   Aa3   3,621,730
       4,335,000      6.000%, 11/01/21                                                             11/03 at 102   Aa3   4,634,982
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                    HEALTH CARE  9.7%

                    California Health Facilities Financing Authority, Insured Health
                    Facility Revenue Bonds
                    (Small Facilities Pooled Loan Program), 1994 Series B:

       3,000,000      7.400%, 4/01/14                                                               4/05 at 102     A   3,538,380
       3,635,000      7.500%, 4/01/22                                                               4/05 at 102     A   4,307,875
       3,750,000    California Health Facilities Financing Authority, Insured Revenue               8/06 at 102   AAA   4,077,038
                      Bond (Sutter/CHS), 5.875%, 8/15/16

       5,080,000    California Health Facilities Financing Authority, Hospital Revenue              5/03 at 102     A-  5,278,272
                      Bonds (Downey Community Hospital), Series 1993, 5.750%, 5/15/15

       3,380,000    California Health Facilities Financing Authority, Kaiser Permanente,           12/00 at 102     A   3,651,042
                      Revenue Bonds, 1990 Series A, 7.000%, 12/01/10

       1,755,000    Central Joint Powers Health Financing Authority, Certificates of                2/03 at 100  Baa1   1,663,722
                    Participation, Series 1993 (Community Hospitals of Central California),
                      5.000%, 2/01/23

       2,475,000    City of Loma Linda, California, Hospital Revenue Bonds (Loma Linda             12/03 at 102   BBB   2,643,201
                      University Medical Center Project), Series 1993-A, 6.000%, 12/01/06
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                    HOUSING/MULTIFAMILY  14.8%

       6,570,000    California Housing Finance Agency, Multifamily Housing Revenue Bonds,           8/04 at 100   AAA   6,982,399
                      1996 Series A, 6.050%, 8/01/27

       2,000,000    California Statewide Communities Development Authority, Apartment               7/08 at 101   BBB   2,034,280
                      Development Revenue Bonds (Irvine Apartments), 5.250%, 5/15/25

       2,905,000    California Statewide Communities Development Authority, Senior Lien             9/06 at 100   AAA   3,116,339
                    Multifamily Housing Revenue Bonds (Monte Vista Terrace), Series
                      1996A, 6.375%, 9/01/20

       3,000,000    City of Duarte, Multifamily Housing Revenue Bonds, 1997 Series A               11/07 at 102   AAA   3,168,960
                      (Heritage Park Apartments), 5.850%, 5/01/30 (Alternative Minimum Tax)

       4,840,000    The Community Redevelopment Agency of the City of Los Angeles,                  6/05 at 105   AAA   5,603,607
                    California, Multifamily Housing Revenue Refunding Bonds, 1995
                      Series A (Angelus Plaza Project), 7.400%, 6/15/10

       4,500,000    The City of Los Angeles, Multifamily Housing Revenue Bonds (Earthquake          7/07 at 102   AAA   4,742,775
                    Rehabilitation Project), Series 1997C, 5.900%, 1/01/30
                      (Alternative Minimum Tax)

       3,285,000    City of Riverside, California, Multifamily Housing Revenue Bonds (Fannie        7/02 at 100   AAA   3,433,712
                    Mae Pass-Through Certificate Program/Birchwood Park Apartment Project),
                      Series 1992A, 6.500%, 1/01/18

       4,005,000    City of Riverside, California, Multifamily Housing Revenue Bonds (Fannie        7/02 at 100   AAA   4,186,306
                    Mae Pass-Through Certificate Program/Palm Shadows Apartments Project),
                      1992 Series A, 6.500%, 1/01/18


                                     -----

                     PORTFOLIO OF INVESTMENTS (UNAUDITED)
               NUVEEN CALIFORNIA MUNICIPAL BOND FUND (continued)
                                August 31, 1998

       PRINCIPAL                                                                                  OPTIONAL CALL            MARKET
          AMOUNT    DESCRIPTION                                                                     PROVISIONS*  RATINGS**  VALUE
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                    HOUSING/MULTIFAMILY (CONTINUED)

    $  2,080,000    City of Salinas, Housing Facility Refunding Revenue Bonds, Series               7/04 at 102  AAA   $2,244,008
                      1994A (GNMA Collateralized Villa Serra Project), 6.500%, 7/20/17

       3,000,000    Housing Authority of the County of Santa Cruz, Multifamily Housing              7/00 at 102  AAA    3,183,150
                    Refunding Revenue Bonds, Series 1990A (Fannie Mae Collateralized),
                      7.750%, 7/01/23
-----------------------------------------------------------------------------------------------------------------------------------
                    HOUSING/SINGLE FAMILY  8.2%

       2,250,000    California Housing Finance Agency, Home Mortgage Revenue Bonds,                 2/07 at 102  AAA    2,399,985
                      1997 Series B, 6.100%, 2/01/28 (Alternative Minimum Tax)

       4,750,000    California Housing Finance Agency, Home Mortgage Revenue Bonds,                 8/05 at 102  AAA    5,071,243
                      1995 Series F, 5.950%, 8/01/14

       2,850,000    California Rural Home Mortgage Finance Authority, Single Family                No Opt. Call  AAA    3,286,079
                    Mortgage Revenue Bonds (Mortgage-Backed Securities Program),
                      1997 Series A, 7.000%, 9/01/29 (Alternative Minimum Tax)

       1,200,000    City of Corona (California), Single Family Mortgage Revenue Bonds,             11/06 at 102  Aaa    1,229,916
                      Series 1996A (Senior), 6.050%, 5/01/27

         400,000    City of Corona (California), Single Family Mortgage Revenue Bonds,             11/06 at 102    A      430,116
                        Series 1996B (Subordinate), 6.300%, 11/01/28

       5,000,000    County of San Bernardino (California), Single Family Home Mortgage              5/07 at 103  AAA    5,355,900
                    Revenue Bonds (Mortgage-Backed Securities Program), 1997 Series A,
                      6.200%, 5/01/21 (Alternative Minimum Tax)

      24,670,000    County of San Bernardino (California), Single Family Home Mortgage          5/07 at 22 9/16  AAA    3,472,796
                    Revenue Bonds (Mortgage-Backed Securities Program), 1997 Series A,
                      0.000%, 5/01/31 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
                    LONG TERM CARE  6.1%

       1,500,000    Insured Certificates of Participation (Channing House), Series                  1/01 at 102   A+    1,613,385
                      1991A, ABAG  Finance Authority for Nonprofit Corporations, 7.125%, 1/01/21

       9,000,000    Revenue Refunding Certificates of Participation (American Baptist              10/07 at 102  BBB    9,353,070
                      Homes of the West Facilities Project), Series 1997A, 5.850%, 10/01/27

       2,500,000    Certificates of Participation, California Statewide Communities                11/04 at 102   A+    2,766,600
                      Development Authority (Solheim Lutheran Home), 6.500%, 11/01/17

       2,000,000    Certificates of Participation, Insured Health Facility Revenue                  2/01 at 102    A    2,126,620
                      (Sierra Sunrise Lodge), Series 1991A, 6.750%, 2/01/21
-----------------------------------------------------------------------------------------------------------------------------------
                    TAX OBLIGATION/GENERAL  0.7%

                    Petaluma Joint High School District (Sonoma County, California),
                      General Obligation Bonds,
                    Election of 1992, Series C, Capital Appreciation Bonds:
       4,220,000      0.000%, 8/01/20                                                          8/04 at 38 13/32  AAA    1,196,032
       2,080,000      0.000%, 8/01/21                                                            8/04 at 36 1/8  AAA      554,112
-----------------------------------------------------------------------------------------------------------------------------------
                    TAX OBLIGATION/LIMITED  32.7%

       4,825,000    Certificates of Participation (1991 Financing Project), County of               9/06 at 102  AAA    5,300,697
                    Alameda, California, Alameda County Public Facilities Corporation,
                      6.000%, 9/01/21

       1,365,000    Brea, California, Community Facilities District Special Tax, Olinda             3/06 at 102  N/R    1,380,042
                      Heights No. 1997-1, 5.875%, 9/01/28

       7,000,000    Brea Redevelopment Agency (Orange County, California), 1993 Tax                 8/03 at 102  AAA    7,241,500
                      Allocation Refunding Bonds (Redevelopment Project AB), 5.500%, 8/01/17

                    Brentwood, California, Infrastructure Financing Authority, Infrastructure
                    Revenue:
       1,250,000      5.750%, 9/02/18                                                               3/99 at 103  N/R    1,244,850
       2,500,000      5.875%, 9/02/28                                                               3/99 at 103  N/R    2,502,450


                                     -----

       PRINCIPAL                                                                             OPTIONAL CALL                MARKET
          AMOUNT    DESCRIPTION                                                                PROVISIONS*  RATINGS**      VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                    TAX OBLIGATION/LIMITED (CONTINUED)

    $  2,000,000    Carson Redevelopment Agency (California), Redevelopment Project           10/03 at 102    BBB+   $  2,103,960
                      Area No. 1, Tax Allocation Bonds, Series 1993, 6.000%, 10/01/16

       2,500,000    Fontana Public Financing Authority (San Bernardino County,                 9/00 at 102     BBB      2,652,325
                    California), Tax Allocation Revenue Bonds (North Fontana Redevelopment
                      Project), 1990 Series A, 7.250%, 9/01/20

       1,045,000    Irvine, California, Impact Bond Act, Assessment District No.               3/99 at 102     N/R      1,052,315
                      94-15, 5.800%, 9/02/20

       2,000,000    La Mirada, California, Redvelopment Agency, Special Tax,                  10/08 at 102     N/R      2,022,360
                      Community Facilities District No. 89-1, 5.700%, 10/01/20

       2,000,000    Los Angeles County Transportation Commission (California), Sales           7/99 at 102      AA      2,098,400
                      Tax Revenue Refunding Bonds, Series 1989-A, 7.400%, 7/01/15

       1,260,000    Marysville Community Development Agency, Marysville Plaza                  3/02 at 102    Baa3      1,376,525
                    Project, 1992 Tax Allocation Refunding Bonds (Bank Qualified),
                      7.250%, 3/01/21

       6,240,000    Milpitas, California, Impact Bond Act, General Obligation Bonds,           3/99 at 103     N/R      6,306,269
                      Local Impact District No. 20, Series A, 5.700%, 9/02/18

       4,300,000    Orange County Development Agency, Santa Ana Heights Project                9/03 at 102     BBB      4,558,043
                      Area, 1993 Tax Allocation Revenue Bonds (California), 6.125%, 9/01/23

                    Community Facilities District No. 88-1 of the City of Poway, California
                      (Parkway BusinessCentre), Special Tax Refunding Bonds, Series 1998:
         715,000      6.500%, 8/15/10                                                          8/08 at 102     N/R        777,348
       2,000,000      6.750%, 8/15/15                                                          8/08 at 102     N/R      2,193,500

       1,645,000    City of Rancho Cucamoga, Assessment District No. 93-1 (Masi                9/98 at 103     N/R      1,697,772
                      Plaza), Limited Obligation Improvement Bonds, 6.250%, 9/02/22

       1,385,000    Redding Joint Powers Financing Authority, Lease Revenue Bonds              6/03 at 102       A      1,486,174
                      (Capital Improvement Projects), Series 1993, 6.250%, 6/01/23

       1,000,000    County of Sacramento, Laguna Creek Ranch Community Facilities             12/07 at 102     N/R      1,010,580
                    District No. 1, Improvement Area No. 1 Special Tax Refunding Bonds
                      (Laguna Creek Ranch), 5.700%, 12/01/20

       2,300,000    Limited Obligation Refunding Bonds, City of Salinas,                       3/99 at 103     N/R      2,390,873
                    Consolidated Refunding District 94-3,
                      Series No. A-181, Monterey County, California, 7.400%, 9/02/09

       2,000,000    San Dimas Housing Authority, Mobile Home Park Revenue Bonds                7/08 at 102     N/R      1,971,600
                    (Charter Oak Mobile Home Estates Acquisition Project), Series 1998A,
                      5.700%, 7/01/28

       5,000,000    City and County of San Francisco, Redevelopment Financing                  8/03 at 103       A      4,981,250
                    Authority, 1993 Series C, Tax Allocation Revenue Bonds
                      (San Francisco Redevelopment Projects), 5.125%, 8/01/18

       7,090,000    Redevelopment Agency of the City of San Marcos, Tax Allocation            10/07 at 102       A      7,553,686
                    Bonds (1997 Affordable Housing Project), Series 1977A, 6.000%,
                      10/01/27 (Alternative Minimum Tax)

       1,000,000    Certificates of Participation, Series 1991, San Mateo County               5/99 at 102      A+      1,038,820
                      Board of Education (Administration Building Project), 7.100%, 5/01/21

       4,000,000    Shafter Joint Powers Financing Authority, Lease Revenue Bonds,             1/07 at 101    BBB+      4,274,320
                    1997 Series A, (Community Correctional Facility Acquisition Project),
                      6.050%, 1/01/17

                    City of Stockton, Mello-Roos Revenue Bonds, Series 1997A,
                      Community Facilities District No. 90-2 (Brookside Estates):
         880,000      5.850%, 8/01/09                                                          8/05 at 102     N/R        918,949
       1,000,000      6.200%, 8/01/15                                                          8/05 at 102     N/R      1,048,400

       4,225,000    Stockton, California, Impact Bond Act, Weber/Sperry Series 232,           No Opt. Call     N/R      4,227,113
                      5.650%, 9/02/13

       2,000,000    Taft Public Financing Authority, Lease Revenue Bonds, 1997                 1/07 at 101    BBB+      2,137,160
                    Series A (Community Correctional Facility Acquisition Project),
                      6.050%, 1/01/17

       1,100,000    Certificates of Participation (1992 Financing Project), Series            11/02 at 102      A3      1,195,337
                    B, County of Tulare, Tulare County Public Facilities Corporation,
                      6.875%, 11/15/12

       4,200,000    Certificates of Participation (Capital Improvement Program),               2/06 at 102     AAA      4,620,294
                      1996 Series A, County of Tulare, California, 6.000%, 2/15/16

       2,000,000    Vallejo Public Financing Authority, 1998 Limited Obligation               No Opt. Call     N/R      2,035,880
                    Revenue Bonds (Fairgrounds Drive Assessment District Refinancing),
                      5.700%, 9/02/11
-----------------------------------------------------------------------------------------------------------------------------------


                                     -----

                     PORTFOLIO OF INVESTMENTS (UNAUDITED)
               NUVEEN CALIFORNIA MUNICIPAL BOND FUND (continued)
                                August 31, 1998

       PRINCIPAL                                                                             OPTIONAL CALL                MARKET
          AMOUNT    DESCRIPTION                                                                PROVISIONS*  RATINGS**      VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                    TRANSPORTATION  4.6%

    $  5,000,000    California Statewide Communities Development Authority, Special           10/07 at 102    Baa3   $  5,159,400
                    Facilities Lease Revenue Bonds, 1997 Series A, 5.700%, 10/01/33
                      (Alternative Minimum Tax)

       7,150,000    Foothill/Eastern Transportation Corridor Agency, Toll Road                 1/05 at 100     Baa      6,877,585
                      Revenue Bonds, Series 1995A, 5.000%, 1/01/35
-----------------------------------------------------------------------------------------------------------------------------------
                    U.S. GUARANTEED  15.6%

       2,035,000    Certificates of Participation (1991 Capital Improvement                   10/01 at 102  Baa***      2,289,843
                      Project), Bella Vista Water District (California), 7.375%, 10/01/17

       2,000,000    California Health Facilities Financing Authority, Health                   5/00 at 102     Aaa      2,164,740
                    Facility Revenue Bonds (Health Dimensions, Incorporated), 1990
                      Series A, 7.500%, 5/01/15 (Pre-refunded to 5/01/00)

       2,000,000    California Health Facilities Financing Authority, Health                  10/00 at 102  N/R***      2,189,280
                    Facility Revenue Bonds (Sisters of Providence), Series 1990, 7.500%,
                      10/01/10 (Pre-refunded to 10/01/00)

       8,470,000    State Public Works Board of the State of California, Lease                10/02 at 102     AAA      9,568,559
                    Revenue Bonds (The Trustees of The California State University),
                    1992 Series A (Various California State University Projects),
                       6.700%, 10/01/17 (Pre-refunded to 10/01/02)

       3,000,000    Certificates of Participation, California Statewide Communities            7/04 at 102   AA***      3,445,200
                    Development Authority, St. Joseph Health System Obligated Group,
                      6.500%, 7/01/15 (Pre-refunded to 7/01/04)

       2,000,000    Hospital Revenue Certificates of Participation (Desert Hospital            7/00 at 102     AAA      2,198,440
                    Corporation Project), Series 1990, 8.100%, 7/01/20 (Pre-refunded to 7/01/00)

       1,950,000    East Bay Municipal Utility District (Alameda and Contra Costa              6/00 at 102     AAA      2,117,076
                    Counties, California), Water System Subordinated Revenue Bonds,
                      Series 1990, 7.500%, 6/01/18 (Pre-refunded to 6/01/00)

       4,000,000    East Bay Municipal Utility District (Alameda and Contra Costa             12/01 at 102     AAA      4,406,600
                    Counties, California), Water System Subordinated Revenue Bonds,
                      Series 1991, 6.375%, 6/01/21 (Pre-refunded to 12/01/01)

       2,505,000    Harbor Department of the City of Los Angeles (California),                No Opt. Call     AAA      3,254,120
                      Revenue Bonds, Issue of 1988, 7.600%, 10/01/18

       4,595,000    Los Angeles County Public Works Finance Authority, Revenue                10/04 at 102   AA***      5,217,760
                    Bonds, Series 1994A (Los Angeles County Regional Park and Open
                      Space District), 6.125%, 10/01/10 (Pre-refunded to 10/01/04)

       1,500,000    Community Facilities District No. 1 of the North City West                 9/99 at 102     Aaa      1,594,830
                    School Facilities Financing Authority, Special Tax Bonds, Series
                      1989A, 7.850%, 9/01/19 (Pre-refunded to 9/01/99)

       2,000,000    Certificates of Participation (1990 Financing Project), Sonoma             7/00 at 102   A+***      2,172,360
                    County Office of Education, 7.375%, 7/01/20 (Pre-refunded to 7/01/00)
-----------------------------------------------------------------------------------------------------------------------------------
                    UTILITIES  0.7%

       1,660,000    Salinas Valley Solid Waste Authority, Revenue Bonds, Series                8/02 at 102     BBB      1,700,337
                    1997, 5.800%, 8/01/27 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
    $264,570,000    Total Investments  (cost $234,751,228)  97.7%                                                     254,452,796
-----------------------------------------------------------------------------------------------------------------------------------
                    Other Assets Less Liabilities  2.3%                                                                 5,929,053
                    ---------------------------------------------------------------------------------------------------------------
                    Net Assets  100%                                                                                 $260,381,849
                    ---------------------------------------------------------------------------------------------------------------

                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                    ** Ratings: Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. Government Agency securities, which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA-rated securities.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

                                     -----
                                      10

               PORTFOLIO OF INVESTMENTS (UNAUDITED)
               NUVEEN CALIFORNIA INSURED MUNICIPAL BOND FUND
               August 31, 1998

  PRINCIPAL                                                                     OPTIONAL CALL                           MARKET
     AMOUNT     DESCRIPTION                                                      PROVISIONS*           RATINGS**         VALUE
----------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 2.1%
   $4,500,000   California Educational Facilities Authority, Revenue Bonds
                  (University of San Francisco), Series 1996, 6.000%, 10/01/26   10/06 at 102             AAA        $   4,959,270
----------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE - 6.0%
    5,000,000   California Health Facilities Authority, Kaiser Permanente
                  Medical Care Program, Semiannual Tender Revenue Bonds,
                  Series 1983, 5.450%, 10/01/13                                  10/01 at 101               A            5,123,950

    8,500,000   California Statewide Communities Development Authority,
                  Sutter Health Obligated Group, Certificates of Participation,   8/02 at 102             AAA            9,246,045
                  6.125%, 8/15/22
----------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 7.9%
    6,340,000   California Housing Finance Agency, Housing Revenue Bonds
                  (Insured), 1991 Series B, 6.850%, 8/01/23                       2/02 at 102             AAA            6,763,512

    2,545,000   California Housing Finance Agency, Multifamily Housing Revenue
                  Bonds, 1996 Series A, 6.050%, 8/01/27                           8/04 at 100             AAA            2,704,750

    3,875,000   The Community Redevelopment Agency of the City of Los Angeles,
                  California, Multifamily Housing Revenue Refunding Bonds, 1995   6/05 at 105             AAA            4,486,359
                  Series A (Angelus Plaza Project), 7.400%, 6/15/10

    2,555,000   City of Napa Mortgage Revenue Refunding Bonds, Series 1992A
                  (FHA Insured Mortgage Loan -                                    7/02 at 102            AAA             2,723,656
                 Creekside Park Apartments Project), 6.625%, 7/01/24

    2,000,000   City of Napa Mortgage Revenue Refunding Bonds, Series 1994A
                  (FHA Insured Mortgage Loan -                                    7/04 at 101            AAA             2,151,240
                 Creekside Park II Apartments Project), 6.625%, 7/01/25
----------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 7.3%
    4,750,000   California Housing Finance Agency, Single Family Mortgage
                  Bonds, 1997 Series A,                                           2/07 at 102            AAA             5,051,673
                  6.050%, 8/01/26 (Alternative Minimum Tax)
    5,000,000   California Housing Finance Agency, Home Mortgage Revenue Bonds,
                  1997 Series E,                                                  8/07 at 102            AAA             5,345,200
                  6.100%, 8/01/29 (Alternative Minimum Tax)
    5,000,000   California Housing Finance Agency, Home Mortgage Revenue Bonds,
                  1995 Series F,                                                  8/05 at 102            AAA             5,338,150
                  5.950%, 8/01/14
    1,500,000   California Housing Finance Agency, Home Mortgage Revenue Bonds,
                 1996 Series E,                                                   2/06 at 102            AAA             1,598,070
                 6.150%, 8/01/25 (Alternative Minimum Tax)
       45,000   Thousand Oaks Redevelopment Agency (Ventura County, California),
                 Single Family Mortgage                                           1/99 at 100            AAA                45,272
                 Revenue Refunding Bonds, Issue of 1986, 7.900%, 1/01/16
----------------------------------------------------------------------------------------------------------------------------------

                TAX OBLIGATION/GENERAL - 6.9%
    5,000,000   State of California, Various Purpose General Obligation Bonds,
                 5.500%, 4/01/19                                                  4/03 at 102            AAA             5,185,350
    5,000,000   State of California, Veterans General Obligation Bonds, Series
                 BH, 5.500%, 12/01/24                                            12/03 at 102            AAA             5,134,750
                 (Alternative Minimum Tax)

                Golden West Schools Financing Authority, California Revenue
                 School Refunding Program, Series A:
    1,520,000      0.000%, 2/01/18                                           8/13 at 75 29/32            AAA               534,523
    2,560,000      0.000%, 8/01/18                                             8/13 at 73 3/8            AAA               870,221
    1,500,000      0.000%, 2/01/19                                           8/13 at 70 59/64            AAA               491,460
    2,650,000      0.000%, 2/01/19                                            8/13 at 68 9/16            AAA               839,282
    2,755,000      0.000%, 8/01/20                                            8/13 at 63 27/32           AAA               812,560
    1,430,000      0.000%, 2/01/21                                            8/13 at 61 45/64           AAA               407,007
    2,855,000      0.000%, 8/01/21                                              8/13 at 59 5/8           AAA               785,182

    3,040,000   Sulphur Springs Union School District (County of Los Angeles,
                 California), General Obligation                                  No Opt. Call           AAA             1,320,637
                 Bonds, Election 1991, Series A, 0.000%, 9/01/15
----------------------------------------------------------------------------------------------------------------------------------


                                     ----

                    PORTFOLIO OF INVESTMENTS (UNAUDITED)
                    NUVEEN CALIFORNIA INSURED MUNICIPAL BOND FUND (continued) August 31, 1998

 PRINCIPAL                                                                               OPTIONAL CALL                   MARKET
    AMOUNT       DESCRIPTION                                                             PROVISIONS*        RATINGS**    VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 TAX OBLIGATION/LIMITED - 31.4%

$   4,825,000    Certificates of Participation (1991 Financing Project), County          9/06 at 102A         AAA        $5,300,697
                  of Alameda, California, Alameda County Public Facilities Corporation,
                  6.000%, 9/01/21

    3,000,000    Alameda County, California (CTFS Partners), Alameda County               6/03 at 101          AAA         3,051,630

                  Medical Center Project, 5.300%, 6/01/26

   20,000,000    Anaheim Public Financing Authority, Lease Revenue Bonds (Anaheim        No Opt. Call         AAA         3,627,200
                  Public Improvements Project), Senior Lease Revenue Bonds, 1997
                  Series C, 0.000%, 9/01/32

    1,225,000    Redevelopment Agency of the City of Barstow, Central Redevelopment      No Opt. Call         AAA         1,546,575
                  Project Tax Allocation Bonds, 1994 Series A, 7.000%, 9/01/14

    7,005,000    Big Bear Lake Financing Authority (San Bernardino County,               8/05 at 102          AAA         7,946,402
                  California), 1995 Tax Allocation Refunding Revenue Bonds,
                  6.300%, 8/01/25

      230,000    California Public Capital Improvements Financing Authority (a Joint     3/02 at 100          AAA           235,428
                  Powers Agency), Revenue Bond (Pooled Project), Series 1988B, 8.100%,
                  3/01/18

    7,000,000    Chino Unified School District, Certificates of Participation (1995      9/05 at 102          AAA         7,767,970
                  Master Lease Program), 6.125%, 9/01/26

      850,000    Redevelopment Agency of the City of Concord, Central Concord            7/00 at 100          AAA           878,781
                  Redevelopment Project, Tax Allocation Bonds, Series 1988-2,
                  7.875%, 7/01/07

    3,865,000    Fallbrook Sanitary District (San Diego County, California),             2/01 at 100          AAA         4,085,460
                  1991 Certificates of Participation (Wastewater Facilities Refunding
                  Project), 6.600%, 2/01/13

    2,500,000    Fontana Public Financing Authority (San Bernardino County,              9/00 at 102          AAA         2,695,175
                  California), Tax Allocation Revenue Bonds (North Fontana
                  Redevelopment Project), 1990 Series A, 7.000%, 9/01/10

    3,000,000    Gilroy Unified School District, Santa Clara County, California,         9/04 at 102          AAA         3,353,820
                  Certificates of Participation, Series 1994, 6.250%, 9/01/12

    1,000,000    La Quinta Redevelopment Agency, Tax Allocation Refunding Bonds,        No Opt. Call          AAA         1,278,240
                  Series 1994 (Project Area No. 1), 7.300%, 9/01/12

    7,040,000    Norwalk Community Facilities Financing Authority (Los Angeles           9/05 at 102          AAA         7,821,370
                  County, California), Tax Allocation Refunding Revenue Bonds, 1995
                  Series A, 6.050%, 9/01/25

    8,500,000    County of Orange, California, 1996 Recovery Certificates of             7/06 at 102          AAA         9,349,405
                  Participation, Series A, 6.000%, 7/01/26

    8,000,000    Pomona Public Financing Authority, 1998 Refunding Revenue Bonds,        2/08 at 102          AAA         7,881,200
                  Series W Pomona Redevelopment Project), 5.000%, 2/01/30

    1,750,000    County of Riverside Asset Leasing Corporation, Leasehold Revenue        6/12 at 101          AAA         1,930,163
                  Bonds, 1997 Series B (County of Riverside Hospital Project), 5,700%,
                  6/01/16

                 Redevelopment Agency of the City and County of San Francisco, Lease
                 Revenue Bonds, Series 1994 (George R. Moscone Convention Center):
    2,250,000     6.800%, 7/01/19                                                        7/04 at 102          AAA         2,583,135
    1,000,000     6.750%, 7/01/24                                                        7/04 at 102          AAA         1,145,500

    2,250,000    Redevelopment Agency of the City of San Jose, Merged Area               2/04 at 102          AAA         2,156,085
                  Redevelopment Project, Tax Allocation Bonds, Series 1993, 4.750%,
                  8/01/24
------------------------------------------------------------------------------------------------------------------------------------

                 TRANSPORTATION - 3.8%

    1,455,000    City of Palm Springs Financing Authority (California), Airport Revenue  1/08 at 102          AAA         1,508,966

                  Bonds (Palm Springs Regional Airport), Series 1998, 5.500%, 1/01/28
                  (Alternative Minimum Tax)

    5,000,000    Airports Commission, City and County of San Francisco, California,      5/06 at 101          AAA         5,233,350
                  San Francisco International Airport, Second Series Revenue Bond,
                  Issue 13B, 5.625%, 5/01/21 (Alternative Minimum Tax)

    2,000,000    Southern California Rapid Transit District, Certificates of         1/01 at 102 1/2          AAA         2,204,640
                  Participation (Workers Compensation
                  Funding Program), 7.500%, 7/01/05
------------------------------------------------------------------------------------------------------------------------------------

                 U.S. GUARANTEED - 28.1%

    7,000,000    City of Big Bear Lake, California, 1992 Water Revenue Refunding         4/02 at 102          AAA         7,744,240
                  Bonds, 6.375%, 4/01/22 (Pre-refunded to 4/01/02)

                                    ------

PRINCIPAL                                                                                 OPTIONAL CALL                      MARKET
AMOUNT          DESCRIPTION                                                                 PROVISIONS*       RATINGS**       VALUE
------------------------------------------------------------------------------------------------------------------------------------

                U.S. GUARANTEED (continued)

$   3,525,000   Brea Public Financing Authority (Orange County, California), 1991 Tax
                 Allocation Revenue Bonds, Series A (Redevelopment Project AB), 7.000%,
                 8/01/15 (Pre-refunded to 8/01/01)                                           8/01 at 102         AAA    $ 3,915,851


    3,000,000   Calaveras County Water District (California), Certificates of Participation
                 (1991 Ebbetts Pass Water System Improvements Project), 6.900%, 5/01/16
                 (Pre-refunded to 5/01/01)                                                   5/01 at 102         AAA      3,302,730


    1,000,000   California Educational Facilities Authority, Revenue Bonds
                 (Pepperdine University), Series 1990, 7.200%, 11/01/15
                 (Pre-refunded to 11/01/00)                                                  11/00 at 102        AAA      1,094,310


    5,000,000   State Public Works Board of the State of California, Lease Revenue Bonds
                 (Department of Corrections), 1990 Series A (State Prison-Madera County),
                 7.000%, 9/01/09  (Pre-refunded to 9/01/00)                                   9/00 at 102        AAA      5,427,000

      500,000   Cotati-Rohnert Park Unified School District (Sonoma County, California),
                 General Obligation Bonds, Election 1990, Series B, 9.000%, 8/01/06
                 (Pre-refunded to 8/01/99)                                                    8/99 at 102        AAA        535,000

    2,000,000   East Bay Municipal Utility District (Alameda and Contra Costa Counties,
                 California), Water System Subordinated Revenue Bonds, Series 1990,
                 7.500%, 6/01/18 (Pre-refunded to 6/01/00)                                    6/00 at 102        AAA      2,171,360

    2,000,000   Eastern Municipal Water District (Riverside County, California), Water
                 and Sewer Revenue Certificates of Participation, Series 1991, 6.500%, 7/01/20
                 (Pre-refunded to 7/01/01)                                                    7/01 at 102        AAA      2,190,080

    2,000,000   The City of Los Angeles (California), Los Angeles Convention and Exhibition
                 Center, Certificates of Participation, 1990 Series, 7.000%, 8/15/21          8/00 at 102        AAA      2,168,060
                 (Pre-refunded to 8/15/00)

    5,000,000   Los Angeles County Transportation Commission (California), Proposition
                 Sales Tax Revenue Bonds,Second Senior Bonds, Series 1992-A, 6.250%,
                 7/01/13 (Pre-refunded to 7/01/02)                                            7/02 at 102        AAA      5,537,400

    9,500,000   Modesto Irrigation District Financing Authority, Domestic Water Project
                 Revenue Bonds, Series 1992A, 6.125%, 9/01/19 (Pre-refunded to 9/01/02)       9/02 at 102        AAA     10,500,254


    2,500,000   Mt. Diablo Hospital District, Insured Hospital Revenue Bonds, 1990
                 Series A,  (Pre-refunded to 12/01/00) 8.000%, 12/01/11                      12/00 at 102        AAA      2,783,374

    2,000,000   Mt. Diablo Unified School District, Community Facilities District No. 1,
                 Special Tax Bonds, Series 1990 (Contra Costa County, California),
                 7.050%, 8/01/20 (Pre-refunded to 8/01/00)                                    8/00 at 102        AAA      2,167,400

    2,000,000   Redevelopment Agency of the City of Pittsburg, California, Los Medanos
                 Community Development Project, Tax Allocation Bonds, Series 1991, 7.150%,
                 8/01/21 (Pre-refunded to 8/01/01)                                            8/01 at 103        AAA      2,247,660

    3,600,000   County of Riverside,California (1994 Desert Justice Facility Project),
                 Certificates of Participation, 6.000%, 12/01/17 (Pre-refunded to 12/01/04)  12/04 at 101        AAA      4,051,223


    2,500,000   County of Riverside,California (1994 Desert Justice Facility Project),
                 Certificates of Participation, 6.250%, 12/01/21 (Pre-refunded to 12/01/04)  12/04 at 101        AAA      2,847,750

    3,000,000   Sacramento Municipal Utility District (California), Electric Revenue Bonds,
                 1991 Series Y, 6.500%, 9/01/21 (Pre-refunded to 9/01/01)                     9/01 at 102        AAA      3,297,870

    2,500,000   San Bernardino County Transportation Authority, Sales Tax Revenue Bonds
                 (Limited Tax Bonds), 1992 Series A, 6.000%, 3/01/10                           3/02 at 102        AAA     2,758,124

    2,000,000   San Diego Regional Building Authority (California), Lease Revenue Bonds,
                 Series 1990A (San Miguel Consolidated Fire Protection District Project),      1/00 at 102        AAA     2,135,060
                 General Obligation Bonds,  7.250%, 1/01/20 (Pre-refunded to 1/01/00)
------------------------------------------------------------------------------------------------------------------------------------

               UTILITIES - 1.4%

    3,000,000  City of Shasta Lake, 1996-2 Certificates of Participation, 6.000%, 4/01/16     4/05 at 102        AAA     3,286,860
------------------------------------------------------------------------------------------------------------------------------------



                                     ----

                     PORTFOLIO OF INVESTMENTS (UNAUDITED)
                     NUVEEN CALIFORNIA INSURED MUNICIPAL BOND FUND (continued) August 31, 1998

PRINCIPAL                                                                                 OPTIONAL CALL                      MARKET
   AMOUNT       DESCRIPTION                                                                 PROVISIONS*       RATINGS**       VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 2.3%

$   5,000,000   City of Vallejo Refunding Revenue Bonds, 1996 Series A (Water
                 Improvement Project), 5.875%, 5/01/26                                     5/06 at 102         AAA     $  5,412,200
------------------------------------------------------------------------------------------------------------------------------------

$ 242,290,000   Total Investments - (cost $209,288,749) - 97.2%                                                         231,073,117
------------------------------------------------------------------------------------------------------------------------------------

                Other Assets Less Liabilities - 2.8%                                                                      6,594,982
                --------------------------------------------------------------------------------------------------------------------

                Net Assets - 100%                                                                                      $237,668,099
                ====================================================================================================================

All of the bonds in the portfolio are either covered by OriginaI Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities, any of which ensure the timely payment of principal and interest.
* Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
**   Ratings: Using the higher of Standard & Poor's or Moody's rating.


                                 See accompanying notes to financial statements.

                                     ----
                                      14

                      STATEMENT OF NET ASSETS (UNAUDITED)
                                August 31,1998

                                                                                                                         CALIFORNIA
                                                                                                     CALIFORNIA           INSURED
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in municipal securities, at market value (note 1)                                      $ 254,452,796      $  231,073,117

Cash                                                                                                     520,215             500,646

Receivables:
   Interest                                                                                            4,101,247           3,476,563

   Investments sold                                                                                    2,247,850           3,250,000

   Shares sold                                                                                            84,983             210,498

Other assets                                                                                               1,987               1,811

------------------------------------------------------------------------------------------------------------------------------------

      Total assets                                                                                   261,409,078         238,512,635

------------------------------------------------------------------------------------------------------------------------------------

LIABILITIES
Payable for shares redeemed                                                                              193,747             137,138

Accrued expenses:
   Management fees (note 6)                                                                              119,347             109,061

   12b-1 distribution and service fees (notes 1 and 6)                                                    13,300              14,806

   Other                                                                                                  47,716              21,241

Dividends payable                                                                                        653,119             562,290

------------------------------------------------------------------------------------------------------------------------------------

      Total liabilities                                                                                1,027,229             844,536

------------------------------------------------------------------------------------------------------------------------------------

Net assets (note 7)                                                                                $ 260,381,849      $  237,668,099

------------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES (NOTE 1)
Net assets                                                                                         $  33,328,218      $   38,224,963

Shares outstanding                                                                                     3,033,798           3,433,488

Net asset value and redemption price per share                                                     $       10.99      $        11.13

Offering price per share (net asset value per share plus                                           $       11.47      $        11.62

   maximun sales charge of 4.20% of offering price)
------------------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES (NOTE 1)
Net assets                                                                                         $   4,466,318      $    7,104,055

Shares outstanding                                                                                       406,587             637,783

Net asset value, offering and redemption price per share                                           $       10.98      $        11.14

------------------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES (NOTE 1)
Net assets                                                                                         $   6,960,050      $    4,856,860

Shares outstanding                                                                                       633,453             439,237

Net asset value, offering and redemption price per share                                           $       10.99      $        11.06

------------------------------------------------------------------------------------------------------------------------------------

CLASS R SHARES (NOTE 1)
Net assets                                                                                         $ 215,627,263      $  187,482,221

Shares outstanding                                                                                    19,595,746          16,869,600

Net asset value, offering and redemption price per share                                           $       11.00      $        11.11

------------------------------------------------------------------------------------------------------------------------------------

                                 See accompanying notes to financial statements.

                                    ------
                                      15

                      STATEMENT OF OPERATIONS (UNAUDITED)
                      Six Months Ended August 31, 1998

                                                                                                                         CALIFORNIA

                                                                                                      CALIFORNIA            INSURED
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME (NOTE 1)                                                                           $ 7,507,122         $ 6,718,096

------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees (note 6)                                                                                 698,606             644,674

12b-1 service fees - Class A (notes 1 and 6)                                                              31,650              37,108

12b-1 distribution and service fees - Class B (notes 1 and 6)                                             16,037              24,947

12b-1 distribution and service fees - Class C (notes 1 and 6)                                             20,317              17,397

Shareholders' servicing agent fees and expenses                                                           99,660             100,747

Custodian's fees and expenses                                                                             34,191              34,434

Trustees' fees and expenses (note 6)                                                                       3,374               2,965

Professional fees                                                                                         15,191              17,978

Shareholders' reports - printing and mailing expenses                                                     66,574              61,208

Federal and state registration fees                                                                        3,663               1,921

Portfolio insurance expense                                                                                   --              15,034

Other expenses                                                                                             6,631               5,601

------------------------------------------------------------------------------------------------------------------------------------

Total expenses                                                                                           995,894             964,014

------------------------------------------------------------------------------------------------------------------------------------

Net investment income                                                                                  6,511,228           5,754,082

------------------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN FROM INVESTMENTS
Net realized gain from investment transactions (notes 1 and 4)                                           613,965            312,594
Net change in unrealized appreciation or depreciation of investments                                   1,045,696          1,333,335
------------------------------------------------------------------------------------------------------------------------------------

Net gain from investments                                                                              1,659,661           1,645,929

------------------------------------------------------------------------------------------------------------------------------------

Net increase in net assets from operations                                                           $ 8,170,889         $ 7,400,011

------------------------------------------------------------------------------------------------------------------------------------

                                 See accompanying notes to financial statements.

                                    ------
                                      16

                STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)


                                                                                                         CALIFORNIA
                                                                                          ------------------------------------------
                                                                                          SIX MONTHS ENDED           YEAR ENDED
                                                                                                   8/31/98              2/28/98
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                                                        $  6,511,228         $ 12,708,032
Net realized gain from investment transactions (notes 1 and 4)                                    613,965            1,652,819
Net change in unrealized appreciation or depreciation
    of investments                                                                              1,045,696            6,514,334
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                                      8,170,889           20,875,185
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1)
From undistributed net investment income:
    Class A                                                                                      (763,166)          (1,232,871)
    Class B                                                                                       (69,083)             (42,742)
    Class C                                                                                      (116,500)             (75,261)
    Class A                                                                                    (5,516,086)         (11,366,137)

From accumulated net realized gains from investment transactions:
    Class A                                                                                             -              (87,570)
    Class B                                                                                             -               (5,059)
    Class C                                                                                             -               (6,498)
    Class A                                                                                             -             (740,517)
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                                      (6,464,835)         (13,556,655)
-----------------------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 2)
 Net proceeds from sale of shares                                                               14,801,251           20,926,474
 Net proceeds from shares issued to shareholders due
    to reinvestment of distributions                                                             3,922,094            8,485,646

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                18,723,345           29,412,120
-----------------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                                                       (11,866,057)         (20,738,805)
------------------------------------------------------------------------------------------------------------------------------------

Net increase in net assets from Fund share transactions                                          6,857,288            8,673,315
------------------------------------------------------------------------------------------------------------------------------------

Net increase in net assets                                                                       8,563,342           15,991,845
Net assets at the beginning of period                                                          251,818,507          235,826,662
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                                                               $260,381,849         $251,818,507
-----------------------------------------------------------------------------------------------------------------------------------
Balance of undistributed net investment income at end of period                               $     93,884         $     47,491
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                       CALIFORNIA
                                                                                          ------------------------------------------

                                                                                          SIX MONTHS ENDED           YEAR ENDED
                                                                                                   8/31/98              2/28/98
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                                                        $ 5,754,082          $ 11,606,206
Net realized gain from investment transactions (notes 1 and 4)                                   312,594               397,413
Net change in unrealized appreciation or depreciation
    of investments                                                                             1,333,335             7,234,230
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                                     7,400,011            19,237,849
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1)
From undistributed net investment income:
    Class A                                                                                     (882,595)           (1,598,341)
    Class B                                                                                     (102,329)              (46,050)
    Class C                                                                                      (97,335)             (105,246)
    Class A                                                                                   (4,693,850)           (9,978,502)
From accumulated net realized gains from investment transactions:
    Class A                                                                                            -                  (252)
    Class B                                                                                            -                   (11)
    Class C                                                                                            -                   (22)
    Class A                                                                                            -                (1,447)
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                                     (5,776,109)          (11,729,871)
-----------------------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 2)
 Net proceeds from sale of shares                                                              3,474,896            21,520,216
 Net proceeds from shares issued to shareholders due
    to reinvestment of distributions                                                           3,437,850             6,962,594
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              16,912,746            28,482,810
-----------------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                                                      (14,818,615)          (26,910,270)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from Fund share transactions                                        2,094,131             1,572,540
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                                                     3,718,033             9,080,518
Net assets at the beginning of period                                                        233,950,066           224,869,548
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                                                             $237,668,099          $233,950,066
-----------------------------------------------------------------------------------------------------------------------------------

Balance of undistributed net investment income at end of period                             $     32,458          $     54,485
-----------------------------------------------------------------------------------------------------------------------------------

                                 See accompanying notes to financial statements.

                                    ------

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES
The Nuveen Flagship Multistate Trust II (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen California Municipal Bond Fund ("California") and the Nuveen California Insured Municipal Bond Fund ("California Insured") (collectively the "Funds"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

Each Fund seeks to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At August 31, 1998, the Funds had no such outstanding purchase commitments.

Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income and net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and California state personal income taxes, to retain such tax-exempt status when distributed to the shareholders of the Funds. Net realized capital gain and market discount distributions are subject to federal taxation.

Insurance
California Insured invests in municipal securities which are either covered by insurance or backed by an escrow or trust account containing sufficient U.S. government or U.S. government agency securities, both of which ensure the timely payment of principal and interest. Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio


                                    ------

Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Fund's shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance is effective only while the municipal securities are held by the Fund. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value of the Fund's shares include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Fund the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Flexible Sales Charge Program
Each Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a 1% contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available for purchases of over $1 million and in other limited circumstances.

Derivative Financial Instruments
The Funds may invest in certain derivative financial instruments including futures, forward, swap, option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the six months ended August 31, 1998.

Expense Allocation
Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.
Actual results could differ from those estimates.

2. FUND SHARES
Transactions in Fund shares were as follows:

                                                                                     CALIFORNIA
---------------------------------------------------------------------------------------------------------------------------
                                                                     SIX MONTHS ENDED 8/31/98         YEAR ENDED 2/28/98
---------------------------------------------------------------------------------------------------------------------------
                                                                       SHARES         AMOUNT         SHARES        AMOUNT
---------------------------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                                             576,142    $ 6,262,985        915,709   $  9,841,798
  Class B                                                             207,594      2,260,340        212,762      2,283,446
  Class C                                                             284,081      3,096,753        296,470      3,221,754
  Class R                                                             291,744      3,181,173        518,547      5,579,476
Shares issued to shareholders due to reinvestment of distributions:
  Class A                                                             39,789         433,580         69,581        747,090
  Class B                                                              2,749          29,962          2,378         25,787
  Class C                                                              4,779          52,088          5,538         59,609
  Class R                                                            312,047       3,406,464        712,546      7,653,160
---------------------------------------------------------------------------------------------------------------------------
                                                                   1,718,925      18,723,345      2,733,531     29,412,120
---------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                                           (250,692)     (2,735,096)      (260,273)    (2,797,462)
  Class B                                                            (16,566)       (179,881)        (2,330)       (25,080)
  Class C                                                            (27,430)       (299,402)       (24,707)      (263,332)
  Class R                                                           (793,229)     (8,651,678)    (1,648,255)   (17,652,931)
-----------------------------------------------------------------------------------------------------------------------------------

                                                                   (1,087,917)    (11,866,057)   (1,935,565)   (20,738,805)
-----------------------------------------------------------------------------------------------------------------------------------

Net increase                                                          631,008    $  6,857,288       797,966   $  8,673,315
-----------------------------------------------------------------------------------------------------------------------------------



                                    ------

                                                                                       CALIFORNIA INSURED
                                                                    ---------------------------------------------------------------
                                                                      SIX MONTHS ENDED 8/31/98           YEAR ENDED 2/28/98
                                                                    ---------------------------------------------------------------
                                                                       SHARES         AMOUNT           SHARES           AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                                              441,187    $ 4,869,849         994,327       $ 10,714,535
  Class B                                                              381,178      4,200,239         270,416          2,948,439
  Class C                                                              183,506      2,008,423         157,741          1,703,167
  Class R                                                              217,782      2,396,385         570,721          6,154,075
Shares issued to shareholders due to reinvestment of distributions:
  Class A                                                               42,984        473,951          79,157            857,036
  Class B                                                                2,828         31,214             776              8,517
  Class C                                                                6,511         71,302           6,626             71,396
  Class R                                                              259,978      2,861,383         558,410          6,025,645
-----------------------------------------------------------------------------------------------------------------------------------
                                                                     1,535,954     16,912,746       2,638,174         28,482,810
-----------------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                                             (324,499)    (3,581,743)       (378,368)        (4,074,693)
  Class B                                                              (14,378)      (157,893)         (3,037)           (33,002)
  Class C                                                              (44,562)      (488,871)        (32,339)          (350,263)
  Class R                                                             (963,099)   (10,590,108)     (2,084,046)       (22,452,312)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                    (1,346,538)   (14,818,615)     (2,497,790)       (26,910,270)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase                                                           189,416   $  2,094,131         140,384       $  1,572,540
-----------------------------------------------------------------------------------------------------------------------------------

3. DISTRIBUTIONS TO SHAREHOLDERS
The Funds declared dividend distributions from their tax-exempt net investment income which were paid October 1, 1998, to shareholders of record on September 9, 1998, as follows:

                                                                                             CALIFORNIA         CALIFORNIA INSURED
-----------------------------------------------------------------------------------------------------------------------------------

Dividend per share:
  Class A                                                                                      $ .0445                $ .0440
  Class B                                                                                        .0380                  .0370
  Class C                                                                                        .0395                  .0385
  Class R                                                                                        .0465                  .0455
-----------------------------------------------------------------------------------------------------------------------------------

4. SECURITIES TRANSACTIONS
Purchases and sales (including maturities) of investments in municipal securities and temporary municipal investments for the six months ended August 31, 1998, were as follows:

                                                                                             CALIFORNIA      CALIFORNIA INSURED
-----------------------------------------------------------------------------------------------------------------------------------
 Purchases:
   Investments in municipal securities                                                      $ 53,876,634        $ 35,432,199
   Temporary municipal investments                                                            17,900,000          11,150,000
 Sales:
   Investments in municipal securities                                                        55,493,474          40,144,582
Temporary municipal investments
                                                                                              18,300,000          12,450,000
-----------------------------------------------------------------------------------------------------------------------------------

At August 31, 1998, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for each Fund.

At February 28, 1998, the Funds' last fiscal year end, California Insured had an unused capital loss carryforward of $128,884 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforward will expire in the year 2005.


                                    ------

5. UNREALIZED APPRECIATION (DEPRECIATION)
Gross unrealized appreciation and gross unrealized depreciation of investments at August 31, 1998, were as follows:

                                                                      CALIFORNIA      CALIFORNIA INSURED
-----------------------------------------------------------------------------------------------------------
 Gross unrealized:
   appreciation                                                       $ 19,701,568        $ 21,784,368
   depreciation                                                                 --                  --
------------------------------------------------------------------------------------------------------------
 Net unrealized appreciation                                          $ 19,701,568        $ 21,784,368
------------------------------------------------------------------------------------------------------------

6. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the Trust's investment management agreement with the Adviser, each Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net asset value of each Fund:

AVERAGE DAILY NET ASSET VALUE                                                          MANAGEMENT FEE
------------------------------------------------------------------------------------------------------------
For the first $125 million                                                                 .5500 of 1%
For the next $125 million                                                                  .5375 of 1
For the next $250 million                                                                  .5250 of 1
For the next $500 million                                                                  .5125 of 1
For the next $1 billion                                                                    .5000 of 1
For net assets over $2 billion                                                             .4750 of 1
------------------------------------------------------------------------------------------------------------

The management fee compensates the Advisor for overall investment advisory and administrative services, and general office facilities. The trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates.

The Adviser has agreed to waive part of its management fees or reimburse certain expenses of each Fund in order to limit total expenses to .75 of 1% of the average daily net asset value of California and .975 of 1% of the average daily net asset value of California Insured, excluding any 12b-1 fees applicable to Class A, B and C Shares. The Adviser may also voluntarily agree to reimburse additional expenses from time to time, which may be terminated at any time at its discretion.

During the six months ended August 31, 1998, the Distributor collected sales charges on purchases of Class A Shares of approximately $97,700 and $101,200 for California and California Insured, respectively, of which approximately $84,600 and $84,700, respectively, were paid out as concessions to authorized dealers. The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the six months ended August 31, 1998, the Distributor compensated authorized dealers directly with approximately $121,000 and $134,500 in commission advances at the time of purchase for California and California Insured, respectively. To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended August 31, 1998, the Distributor retained approximately $19,100 and $21,800 in such 12b-1 fees for California and California Insured, respectively. The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments. The Distributor also collected and retained approximately $200 and $2,200 of CDSC on share redemptions for California and California Insured, respectively, during the six months ended August 31, 1998.

7. COMPOSITION OF NET ASSETS
At August 31, 1998, the Fund had an unlimited number of $.01 par value shares authorized. Net assets consisted of:

                                                                        CALIFORNIA      CALIFORNIA INSURED
--------------------------------------------------------------------------------------------------------------
 Capital paid-in                                                      $ 239,755,222        $ 215,679,924
 Balance of undistributed net investment income                              93,884               32,458
 Accumulated net realized gain from investment transactions                 831,175              171,349
 Net unrealized appreciation of investments                              19,701,568           21,784,368
--------------------------------------------------------------------------------------------------------------
 Net assets                                                           $ 260,381,849        $ 237,668,099
--------------------------------------------------------------------------------------------------------------


                                    ------

                         FINANCIAL HIGHLIGHTS (UNAUDITED)

  Selected data for a share outstanding throughout each period is as follows:

CLASS (INCEPTION DATE)

                                         INVESTMENT OPERATIONS                 LESS DISTRIBUTIONS
                                   ---------------------------------    -------------------------------

CALIFORNIA
                                                         NET
                         BEGINNING                 REALIZED/                                                 ENDING
                               NET          NET   UNREALIZED                    NET                             NET
YEAR ENDED                   ASSET   INVESTMENT   INVESTMENT             INVESTMENT   CAPITAL                 ASSET         TOTAL
FEBRUARY 28/29,              VALUE   INCOME (A)   GAIN (LOSS)  TOTAL         INCOME      GAIN    TOTAL        VALUE    RETURN (B)
--------------------------------------------------------------------------------------------------------------------------------
CLASS A (9/94)
   1999 (d)              $ 10.91     $ .27        $ .08       $ .35      $ (.27)      $  --      $ (.27)     $ 10.99     3.23%
   1998                    10.58       .55          .37         .92        (.55)       (.04)       (.59)       10.91     8.87
   1997                    10.58       .55         (.01)        .54        (.54)         --        (.54)       10.58     5.29
   1996                    10.10       .55          .47        1.02        (.54)         --        (.54)       10.58    10.36
   1995 (c)                10.21       .27         (.03)        .24        (.28)       (.07)       (.35)       10.10     2.52

CLASS B (3/97)
   1999 (d)                10.92       .23          .06         .29        (.23)         --        (.23)       10.98     2.68
   1998 (c)                10.56       .46          .41         .87        (.47)       (.04)       (.51)       10.92     8.39

CLASS C (9/94)
   1999 (d)                10.92       .24          .07         .31        (.24)         --        (.24)       10.99     2.68
   1998                    10.58       .49          .38         .87        (.49)       (.04)       (.53)       10.92     8.36
   1997                    10.58       .47         (.01)        .46        (.46)         --        (.46)       10.58     4.53
   1996                    10.10       .47          .47         .94        (.46)         --        (.46)       10.58     9.53
   1995 (c)                10.04       .22          .13         .35        (.22)       (.07)       (.29)       10.10     3.71

CLASS R (7/86)
   1999 (d)                10.93       .28          .07         .35        (.28)         --        (.28)       11.00     3.25
   1998                    10.61       .57          .36         .93        (.57)       (.04)       (.61)       10.93     8.99
   1997                    10.60       .57          .01         .58        (.57)         --        (.57)       10.61     5.67
   1996                    10.13       .58          .46        1.04        (.57)         --        (.57)       10.60    10.54
   1995                    10.74       .58         (.53)        .05        (.59)       (.07)       (.66)       10.13      .78
   1994                    10.85       .60         (.05)        .55        (.60)       (.06)       (.66)       10.74     5.08
-------------------------------------------------------------------------------------------------------------------------------
                                         INVESTMENT OPERATIONS                 LESS DISTRIBUTIONS
                                   ---------------------------------    -------------------------------

CALIFORNIA INSURED
                                                        NET
                      BEGINNING                   REALIZED/                                               ENDING
                            NET           NET    UNREALIZED                  NET                             NET
YEAR ENDED                ASSET    INVESTMENT    INVESTMENT           INVESTMENT    CAPITAL                ASSET          TOTAL
FEBRUARY 28/29,           VALUE    INCOME (A)    GAIN (LOSS)   TOTAL      INCOME       GAIN       TOTAL    VALUE     RETURN (B)
--------------------------------------------------------------------------------------------------------------------------------
CLASS A (9/94)
   1999 (d)              $ 11.06      $ .26       $ .08       $  .34     $ (.27)      $ --       $ (.27)    $ 11.13     3.07%
   1998                    10.70        .54         .36          .90       (.54)        --         (.54)      11.06     8.66
   1997                    10.76        .55        (.08)         .47       (.53)        --         (.53)      10.70     4.57
   1996                    10.25        .53         .51         1.04       (.53)        --         (.53)      10.76    10.32
   1995 (c)                10.22        .26         .07          .33       (.27)      (.03)        (.30)      10.25     3.33

CLASS B (3/97)
   1999 (d)                11.06        .22         .08          .30       (.22)        --         (.22)      11.14     2.77
   1998 (c)                10.67        .45         .40          .85       (.46)        --         (.46)      11.06     8.13

CLASS C (3/94)
   1999 (d)                10.98        .23         .08          .31       (.23)        --         (.23)      11.06     2.88
   1998                    10.63        .47         .35          .82       (.47)        --         (.47)      10.98     7.96
   1997                    10.67        .46        (.05)         .41       (.45)        --         (.45)      10.63     3.99
   1996                    10.15        .45         .51          .96       (.44)        --         (.44)      10.67     9.67
   1995 (c)                10.06        .21         .13          .34       (.22)      (.03)        (.25)      10.15     3.45

CLASS R (7/86)
   1999 (d)                11.04        .27         .07          .34       (.27)        --         (.27)      11.11     3.16
   1998                    10.68        .56         .36          .92       (.56)        --         (.56)      11.04     8.86
   1997                    10.74        .56        (.07)         .49       (.55)        --         (.55)      10.68     4.81
   1996                    10.23        .56         .50         1.06       (.55)        --         (.55)      10.74    10.63
   1995                    10.67        .56        (.41)         .15       (.56)      (.03)        (.59)      10.23     1.68
   1994                    10.85        .56        (.10)         .46       (.56)      (.08)        (.64)      10.67     4.27
----------------------------------------------------------------------------------------------------------------------------------


                                     ----

                           RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------
                                                    RATIO                                 RATIO
                                                   OF NET                                OF NET
                           RATIO OF             INVESTMENT          RATIO OF          INVESTMENT
                           EXPENSES                 INCOME          EXPENSES              INCOME
                         TO AVERAGE             TO AVERAGE        TO AVERAGE          TO AVERAGE
                          NET ASSET             NET ASSETS        NET ASSETS          NET ASSETS
                             BEFORE                 BEFORE             AFTER               AFTER       PORTFOLIO
   ENDING NET            REIMBURSE-             REIMBURSE-        REIMBURSE-          REIMBURSE-        TURNOVER
 ASSETS (000)                  MENT                   MENT          MENT (A)            MENT (A)           RATE
----------------------------------------------------------------------------------------------------------------
      $ 33,328                  .92%*                 4.92*            .92%*                4.92%*           21%
        29,125                  .90                   5.11             .90                  5.11             45
        20,571                  .94                   5.16             .94                  5.16             74
        12,709                 1.00                   5.23             .96                  5.27             36
         3,146                 1.41*                  5.40*           1.00*                 5.81*            32

         4,466                 1.67*                  4.16*           1.67*                 4.16*            21
         2,324                 1.66*                  4.31*           1.66*                 4.31*            45

         6,960                 1.47*                  4.35*           1.47*                 4.35*            21
         4,061                 1.45                   4.56            1.45                  4.56             45
         1,003                 1.67                   4.44            1.67                  4.44             74
           684                 1.84                   4.39            1.71                  4.52             36
           200                 2.41*                  4.37*           1.75*                 5.03*            32

       215,627                  .72*                  5.12*            .72*                 5.12*            21
       216,309                  .70                   5.31             .70                  5.31             45
       214,253                  .70                   5.41             .70                  5.41             74
       218,390                  .71                   5.53             .71                  5.53             36
       208,080                  .71                   5.83             .71                  5.83             32
       218,430                  .73                   5.47             .73                  5.47             19
----------------------------------------------------------------------------------------------------------------

*    Annualized.

(a) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory.

(b) Total returns are calculated on net asset value without any sales charge and are not annualized.

(c)  From commencement of class operations as noted.

(d)  For the six months ended August 31, 1998.



                           RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------
                                                    RATIO                                 RATIO
                                                   OF NET                                OF NET
                           RATIO OF             INVESTMENT          RATIO OF          INVESTMENT
                           EXPENSES                 INCOME          EXPENSES              INCOME
                         TO AVERAGE             TO AVERAGE        TO AVERAGE          TO AVERAGE
                          NET ASSET             NET ASSETS        NET ASSETS          NET ASSETS
                             BEFORE                 BEFORE             AFTER               AFTER       PORTFOLIO
   ENDING NET            REIMBURSE-             REIMBURSE-        REIMBURSE-          REIMBURSE-        TURNOVER
 ASSETS (000)                  MENT                   MENT          MENT (A)            MENT (A)           RATE
----------------------------------------------------------------------------------------------------------------
     $ 38,225                  .95%*                 4.72%*             .95%*               4.72%*           15%
       36,203                  .90                   4.93               .90                 4.93             26
       27,598                  .94                   5.05               .94                 5.05             51
       17,250                  .98                   4.99               .97                 5.00             38
        3,146                 1.24*                  5.26*             1.05*                5.45*            25

        7,104                 1.69*                  3.96*             1.69*                3.96*            15
        2,967                 1.66*                  4.16*             1.66*                4.16*            26

        4,857                 1.50*                  4.17*             1.50*                4.17*            15
        3,226                 1.45                   4.37              1.45                 4.37             26
        1,719                 1.67                   4.32              1.67                 4.32             51
        1,040                 1.74                   4.23              1.71                 4.26             38
          222                 2.44*                  4.05*             1.80*                4.69*            25

      187,482                  .75*                  4.93*              .75*                4.93*            15
      191,554                  .70                   5.14               .70                 5.14             26
      195,553                  .69                   5.30               .69                 5.30             51
      205,842                  .70                   5.29               .70                 5.29             38
      198,928                  .70                   5.60               .70                 5.60             25
      208,115                  .71                   5.12               .71                 5.12             14
----------------------------------------------------------------------------------------------------------------

 *   Annualized.

(a) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory.

(b) Total returns are calculated on net asset value without any sales charge and are not annualized.

(c)  From commencement of class operations as noted.

(d)  For the six months ended August 31, 1998.



                                     -----

BUILDING A BETTER PORTFOLIO
CAN MAKE YOU A SUCCESSFUL INVESTOR

NUVEEN FAMILY  OF MUTUAL FUNDS

Nuveen offers a variety of funds designed to help you reach your financial goals.

GROWTH

Nuveen Rittenhouse Growth Fund

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Successful investors know that a well-diversified portfolio - one that balances different types of investments, levels of risk and tax management - can be the foundation for building and sustaining wealth. That's why Nuveen offers you and your financial adviser a wide range of quality investments that can help you build a better portfolio in the pursuit of your financial goals.

MUTUAL FUNDS

Nuveen offers a family of equity, balanced and municipal bond funds featuring Premier AdvisersSM including Institutional Capital Corporation, Rittenhouse Financial Services, and Nuveen Advisory Corp. Each brings a specialized expertise in a particular investment style or asset class, time-tested investment strategies and a focus on consistent, long-term performance. With Nuveen's Premier Adviser funds, you have all the advantages of a family of funds plus the benefits of specialized investment expertise.

PRIVATE ASSET MANAGEMENT

Rittenhouse Financial Services and Nuveen Asset Management offer comprehensive, customized investment management solutions to investors with assets of $250,000 or more to invest. A range of actively managed growth, balanced and municipal income- oriented portfolios are available, all based upon a disciplined investment philosophy.

DEFINED PORTFOLIOS

Nuveen Defined Portfolios are fixed portfolios of quality securities that are a convenient, attractive alternative to purchasing individual securities. They provide low-cost diversification to reduce risk, while also offering experienced, professional security selection and surveillance. In addition, Nuveen Defined Portfolios provide daily liquidity at that day's net asset value for quick access to your assets.

EXCHANGE-TRADED FUNDS

Nuveen Exchange-Traded Funds offer investors actively managed portfolios of investment-grade quality municipal bonds. The fund shares are listed and traded on the New York and American stock exchanges. Exchange-traded funds provide the investment convenience, price visibility and liquidity of common stocks.

MUNIPREFERRED(R)

Nuveen MuniPreferred offers investors a AAA rated investment with an attractive tax-free yield for the cash reserves portion of an investment portfolio. MuniPreferred shares are backed 2-to-1 by the long-term portfolios of Nuveen dual-class exchange-traded funds and are available for national as well as a wide variety of state-specific portfolios.


                                     ----

Fund Information

BOARD OF TRUSTEES

Robert P. Bremner
Lawrence H. Brown
Anthony T. Dean
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

FUND MANAGER

Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

TRANSFER AGENT AND  SHAREHOLDER SERVICES

The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413
(800) 257-8787

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP Washington, D.C.

INDEPENDENT PUBLIC ACCOUNTANTS

Arthur Andersen LLP
Chicago, IL


                                     ----

SERVING INVESTORS FOR GENERATIONS

[PHOTO OF JOHN NUVEEN, Sr. APPEARS HERE]

Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today we offer a broad range of quality investments designed for individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them pursue their financial goals.

The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies focused on providing consistent, attractive performance over time. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

Whether your focus is long-term growth, dependable current income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. Our equity, balanced, and tax-free income funds, along with our defined portfolios and private asset management, can help you build a better, well-diversified portfolio.

Talk with your financial adviser to learn more about how Nuveen investment products and services can help you. Or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before investing.


            1898
     NUVEEN
                1998
OUR SECOND CENTURY
   helping Nuveen sustain the wealth of a lifetime.

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

www.nuveen.com

NUVEEN

Municipal
Bond Funds


August 31, 1998


Semiannual Report


Dependable, tax-free income
to help you keep more of
what you earn.

    [PHOTO APPEARS HERE]

Connecticut

Massachusetts

Massachusetts
Insured

Highlights

As of August 31, 1998

For Class A shares at net asset value



Credit Quality       Performance Highlights


Nuveen Flagship Connecticut Municipal Bond Fund

      [PIE CHART APPEARS HERE]

      AAA/U.S. Guaranteed    51%
      --------------------------
      AA                     17%
      --------------------------
      A                      18%
      --------------------------
      BBB/NR                 14%

      . Distribution rate of 4.89% and SEC 30-day yield of 3.92%* . Taxable-equivalent yield of 5.95%**
      .  One-year total return of 8.13%

Nuveen Massachusetts Municipal Bond Fund

      [PIE CHART APPEARS HERE]

      AAA/U.S. Guaranteed    66%
      --------------------------
      AA                     15%
      --------------------------
      A                      10%
      --------------------------
      BBB/NR                  9%

      . Distribution rate of 4.97% and SEC 30-day yield of 3.79%* . Taxable-equivalent yield of 6.24%**
      .  One-year total return of 7.52%

Nuveen Massachusetts Insured Municipal Bond Fund

      [PIE CHART APPEARS HERE]

      --------------------------
      Insured                78%
      --------------------------
      U.S. Guaranteed        22%

      . Distribution rate of 4.80% and SEC 30-day yield of 3.70%* . Taxable-equivalent yield of 6.10%**
      .  One-year total return of 7.24%


 Contents
 1  Dear Shareholder
 3  Connecticut Portfolio
    Manager's Comments
 4  Connecticut Performance Overview
 5  Massachusetts Portfolio
    Manager's Comments
 6  Massachusetts Performance Overview
 7  Massachusetts Insured
    Performance Overview
 8  Portfolio of Investments
22  Statement of Net Assets
23  Statement of Operations
23  Statement of Changes in Net Assets
24  Notes to Financial Statements
28  Financial Highlights
32  Building Better Portfolios
33  Fund Information

* Distribution rate is computed by taking the most recent dividend per share, multiplying it as needed to annualize it, and dividing by the appropriate price per share (e.g., net asset value for purchases to be made without a load such as reinvestments from Nuveen Unit Trusts, or the maximum public offering price).

  SEC yield is computed by dividing the net investment income per share earned during the specified one month or 30-day period by the maximum offering price per share on the last day of the period.

  The distribution rate differs from yield and total return and therefore is not intended to be a complete measure of performance. Distribution rate may sometimes differ from yield because a Fund may be paying out more or less than it is earning and because it may not include the effect of amortization of bond premiums to the extent such premiums arise after the bonds were purchased.

**For investors in the 31% federal and applicable state income tax bracket. See your funds' Performance Overview in this report for more information.

Dear Shareholder


I'm pleased to report that over the past 12 months, your Nuveen Municipal Bond Fund has continued to perform well, meeting its primary objectives of providing competitive levels of tax-free income and after-tax return. The strong market in fixed-income securities benefited from investors selecting quality investment vehicles like municipal bond funds.

The Economy in Review

Over the past year, the markets endured bouts of volatility, as the Asian financial crisis spilled over into emerging markets and affected economies around the globe. Investors responded by seeking a haven from this market volatility by choosing more conservative investments, such as municipal bond funds. As interest rates on municipal bonds continued to trend downward, the relative after-tax yields offered by these funds stimulated additional investor interest.

In the coming months, we will continue to watch several key factors affecting the future of the economy, including the strength of the dollar, employment figures, corporate earnings reports, and further interest rate indications from the Federal Reserve. These factors will influence the outlook for fixed-income markets during the remainder of the year.

Municipal Market Review

During the past 12 months, declining interest rates drove yields on 30-year Treasuries to their lowest levels ever. The story in the municipal market, however, was different. As yields on the long Treasury bond reached historic lows, the yield on the Bond Buyer 40, an unmanaged index of long-term municipal bonds, fell 42 basis points -- from 5.53% to 5.11%. As a result, the ratio between Treasury yields and municipal yields, as of August 31, stood at 92%, compared with the more typical range of 80-82%. For investors, this meant that municipal bonds offered 92% of the yield of a Treasury bond with comparable characteristics -- before taxes were taken into account. As shown in the accompanying chart, municipal bonds have consistently provided very attractive taxable-equivalent yields compared with the taxable yield on Treasury bonds.


[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]
Timothy R. Schwertfeger
Chairman of the Board

Wealth takes a lifetime to build. Once achieved, it should be preserved.

"Our expertise provides the key to building a well-balanced portfolio that achieves your financial goals."


One of the main factors in the steep decline in Treasury yields was the strong interest in these investments by international investors. As the economic turmoil in Asia continued to spread to other economies world-wide and the dollar strengthened against foreign currencies, the demand for U.S.-dollar denominated Treasury securities increased.

In the municipal market, where foreign investors do not benefit from the tax advantages of municipal bonds, low interest rates and a strong economy generated high levels of new issuance and refinancing of existing bonds. The first six months of 1998 saw $146 billion of new municipal issuance, up 51% over the same period in 1997, and $42 billion in refunding activity, an increase of 118% over last year. The continued strength of the U.S. economy has brought about improvements in the fundamental financial health of many municipalities and boosted the overall credit quality of municipal bonds. During the third quarter of this year, 3.5 municipal issuers received credit upgrades for every municipal downgrade. This trend enhanced Nuveen's value oriented investment approach, as the upgraded bonds increased in value, providing further benefits to investors.

Nuveen Expertise Is Key

The key to taking advantage of the exceptional values currently available in the municipal market is the expertise of a proven investment manager. At Nuveen, we recognize the value of time-tested expertise. The high level of recent municipal issuance, for example, highlights the value of our expertise in the municipal market, as our portfolio management teams carefully select the securities best suited to help the funds achieve their investment objectives.

Nuveen has assembled a group of Premier Advisers(SM) that can provide years of experience and time-tested expertise in a given asset class. In addition to Nuveen Advisory Corporation, our Premier Adviser for tax-free investing, you can rely on our growing group of other advisers to provide the expertise that makes the difference in the equity market, including Institutional Capital Corporation for value investing and Rittenhouse Financial Services for growth investing. For more information about our funds managed by other Nuveen Premier Advisers, including charges and expenses, contact your financial adviser for a prospectus or Nuveen at (800) 621-7227. Read it carefully before you invest or send money.

We encourage you to talk with your financial adviser about the ways Nuveen's expanding selection of investments, together with our expertise, can help you establish the foundation of a diversified portfolio designed to build and sustain long-term financial security. When seeking quality investment solutions that withstand the test of time, you can count on Nuveen. Our expertise provides the key to building a well-balanced portfolio that achieves your financial goals.

Sincerely,



/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

October 15, 1998

Nuveen Flagship Connecticut Municipal Bond Fund

Portfolio Manager's Comments

Portfolio Manager Dan Solender discusses fund performance, the municipal market, and key investment strategies for the Connecticut fund for the period covered by this report.


State Economic and Market Review

Despite its past economic underperformance, Connecticut remains the nation's wealthiest state. During the past 12 months, Connecticut's economy has seen something of a rebound. Much of the state's growth has centered around the financial services sector and the gaming industry. In fact, gaming is now Connecticut's largest growth industry.

Municipal bond supply in the state was up 35% since August 1997. Because of the relative wealth of the state's population, demand for bonds is high, which put a strain on even 1998's comparatively generous supply levels.

Fund Performance

Despite the declining interest rate environment of the past year, the Nuveen Flagship Connecticut Municipal Bond Fund provided Class A investors with an attractive taxable-equivalent yield at net asset value of 5.95%, based on the combined federal and state income tax rate of 34.1%. The tax-free yield was 3.92% based on Class A shares at net value.

Over the past year, the change in income earned by this portfolio, due to declining interest rates, necessitated a dividend reduction. The higher-yielding bonds that were called out of the portfolio were replaced with bonds paying lower interest rates, reflecting current market conditions. However, as Tim mentioned in his letter to shareholders, this fund still provided a competitive level of tax-free income, especially when considering its after-tax yield.

For the one year period ended August 31, 1998, the Class A share total return at net asset value for the Nuveen Flagship Connecticut Municipal Bond Fund was 8.13%, which is equivalent to a taxable return of 10.85% on Class A shares at net asset value for investors in the combined 34.1% federal and state income tax bracket. That total return compares to the annual return of 8.65% posted by the Lehman Brothers Municipal Bond Index. This index is comprised of a broad range of investment-grade bonds and does not reflect any initial or ongoing expenses.

The performance of the fund continues to be impacted by its relatively short duration. Duration measures a bond fund's price volatility, or reaction to interest rate movements. The shorter the duration, the less sensitive the fund is to interest rate changes. When compared to its peers, many of which maintain considerably longer durations, the Connecticut fund may experience a smaller impact from volatile interest rate due to its current duration positioning.

Key Strategies

The Connecticut municipal market is relatively small. Since the beginning of the year through August 31, 1998, Connecticut ranks 24th in total issuance. Its small size generates market dynamics that differ from larger markets, like New York and New Jersey. Whereas secondary market activity remains fairly robust throughout the year in larger markets, in Connecticut, secondary market activity is centered primarily around periods of new issuance. As a result, the Connecticut market experiences bursts of activity that flood the market with bonds. That activity cools considerably during off-peak periods. To counteract the periods of weaker supply, we keep the fund fully invested in municipal bonds rather than holding cash during off-peak periods.

Overall, supply has been higher this year than prior years, which has accelerated market activity as investors either purchased the new issues or unwound existing positions to pay for them. From this supply, we selected bonds primarily in the education and health care sectors and invested across the credit spectrum, picking up bonds rated in the AAA through BBB categories with maturities of 20 to 30 years. In order to provide incremental yield for the fund, we will continue to have a bias for attractive BBB-rated bonds.

Outlook for the Future

We will continue to manage the fund with an eye toward purchasing undervalued securities that provide attractive interest income exempt from federal and state income taxes as is consistent with preservation of capital. To achieve this goal, we will continue to work with Nuveen's research team, a valued asset in our search for undervalued securities.

                Nuveen Flagship Connecticut Municipal Bond Fund
                Performance Overview
                As of August 31, 1998


Monthly Tax-Free Dividends (Class A Shares)

                           [BAR CHART APPEARS HERE]


 9/97       0.0465
10/97       0.0465
11/97       0.0465
12/97       0.0465
 1/98       0.045
 2/98       0.045
 3/98       0.045
 4/98       0.045
 5/98       0.045
 6/98       0.045
 7/98       0.0445
 8/98       0.0445




Top 5 Sectors (as a % of total investments)

Education and Civic Organizations  20%
Tax Obligation (Limited)           16%
Utilities                          15%
Health Care                        12%
U.S. Guaranteed                    11%


Portfolio Statistics



Share Class                                        A       B       C         R
--------------------------------------------------------------------------------
Inception Date                                  7/87    2/97   10/93      2/97
Net Asset Value                               $10.92  $10.89  $10.89    $10.94
Total Net Assets ($000)                                               $240,479
Average Weighted Maturity (Years)                                        20.44
Modified Duration (Years)                                                 5.81
--------------------------------------------------------------------------------

Annualized Total Return/1/
Share Class                          A(NAV)  A(Offer)      B       C         R
--------------------------------------------------------------------------------
1-Year                                8.13%     3.55%   7.27%   7.45%     8.35%
5-Year                                5.72%     4.81%   5.03%   5.08%     5.82%
10-Year                               7.85%     7.39%   7.38%   7.23%     7.90%
--------------------------------------------------------------------------------

Tax-Free Yields
Share Class                          A(NAV)  A(Offer)      B       C         R
--------------------------------------------------------------------------------
Distribution Rate                     4.89%     4.68%   4.19%   4.35%     5.10%
SEC 30-Day Yield                      3.92%     3.75%   3.18%   3.38%     4.12%
Taxable Equivalent Yield/2/           5.95%     5.69%   4.83%   5.13%     6.25%
--------------------------------------------------------------------------------

1 Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

2 Based on SEC yield and a combined federal and state income tax rate of 34.1%. Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

Nuveen Massachusetts Municipal Bond Fund
Nuveen Massachusetts Insured Municipal Bond Fund

Portfolio Manager's Comments

Portfolio Manager Tom Futrell discusses the funds' performance, the municipal market, and key investment strategies for the Massachusetts funds for the period covered by this report.

State Economic and Market Review

Although one of the smaller states in terms of geographic size, Massachusetts is the nation's seventh largest municipal market. A large and wealthy population, a healthy economy, and an aging infrastructure system have all fueled considerable demand for municipal projects statewide. Among these major capital projects is the multi-billion dollar Central Artery Project.

Long known as a high tax state, Massachusetts is slowly losing that reputation, in large part due to a number of recent tax cuts enabled by state budget surpluses. A strong economy has contributed to those budget surpluses. Today, Massachusetts is the Northeast's strongest economy, with much of its growth coming from the high-technology and financial sectors.

The state's municipal bond supply reflected that strength, rising 59% for the 12-month period ending August 31, 1998. Nonetheless, narrow spreads between the yields on high and low quality bonds intensified the challenge of identifying value in the markets. Attractive buy opportunities came from health care and higher education bonds as well as selected lower-rated issues.

Fund Performance

Despite the declining interest rate environment of the past year, the Nuveen Massachusetts Municipal Bond Fund and the Nuveen Massachusetts Insured Municipal Bond Fund both provided Class A investors with attractive taxable-equivalent yields at net asset value of 6.24% and 6.10%, respectively, based on the combined federal and Massachusetts state income tax rate of 39.3%. The tax-free yields for the funds were 3.79% and 3.70%, respectively, on Class A Shares at net asset value.

Over the past year, the change in income earned by these portfolios, due to a decline in interest rates, necessitated a dividend reduction. The higher-yielding bonds that were called out of the portfolios were replaced with bonds paying lower interest rates, reflecting current market conditions. However, as Tim mentioned in his letter to shareholders, these funds still provided competitive levels of tax-free income, especially when considering their after-tax yields.

For the one year period ended August 31, 1998, the Class A share total return on net asset value for the Nuveen Massachusetts Municipal Bond Fund was 7.52%, which is equivalent to a taxable return of 10.98% for investors in the combined 39.3% federal and Massachusetts state income tax bracket. The Class A share total return on net asset value for the Nuveen Massachusetts Insured Municipal Bond Fund was 7.24%, which is equivalent to a taxable return of 10.53% for investors in the combined 39.3% federal and state income tax bracket. Those total returns compare to the annual returns of 8.65% and 9.19% posted by the Lehman Brothers Municipal Bond and Insured Municipal Bond Indexes, respectively. These indexes are comprised of a broad range of investment-grade or insured municipal bonds and do not reflect any initial or ongoing expenses.

The performance of the funds continues to be impacted by the fund's relatively short durations. Duration measures a bond fund's price volatility, or reaction to interest rate movements. The shorter the duration, the less sensitive the fund is to interest rate changes. When compared to their peers, many of which maintain considerably longer durations, the Massachusetts funds may experience a smaller impact from changes in interest rates.

Key Strategies

In terms of the funds' specific holdings, there were several success stories last year. For example, we added a number of attractive, lower-rated bonds to the portfolio, which were discovered by Nuveen research. These issues compensated for their lower credit ratings with better yields than many other available issues. In addition, we found value among certain health care and higher education issues, and in the general obligation debt of some of the state's smaller communities.

Outlook for the Future

We will continue to manage the funds with an eye toward purchasing undervalued securities that provide attractive interest income exempt from federal and state income taxes as is consistent with preservation of capital.

To achieve this goal, we will continue to work with Nuveen's research team, a valuable asset in our search for undervalued securities. Specifically, we will work to improve the funds' structure, looking for bonds with better call protection, attractive yields, and longer maturities. Buying bonds with longer maturities will extend the portfolios' durations, allowing us to participate more actively in healthy municipal market conditions.

Nuveen Massachusetts Municipal Bond Fund
Performance Overview
As of August 31, 1998

Monthly Tax-Free Dividends (Class A Shares)

[BAR CHART APPEARS HERE]

 9/97  0.0465
10/97  0.0465
11/97  0.0465
12/97  0.0465
 1/98  0.045
 2/98  0.045
 3/98  0.045
 4/98  0.045
 5/98  0.045
 6/98  0.045
 7/98  0.0445
 8/98  0.0445

Top 5 Sectors (as a % of total investments)
U.S. Guaranteed                        35%
 ..........................................
Housing (Multifamily)                  14%
 ..........................................
Health Care                            12%
 ..........................................
Tax Obligation (General)               11%
 ..........................................
Education and Civic Organizations       8%
------------------------------------------

Portfolio Statistics

Share Class                                 A        B        C         R
-------------------------------------------------------------------------
Inception Date                           9/94     3/97    10/94     12/86
 .........................................................................
Net Asset Value                        $10.14   $10.16   $10.08   $ 10.11
 .........................................................................
Total Net Assets ($000)                                           $90,474
 .........................................................................
Average Weighted Maturity (Years)                                   20.54
 .........................................................................
Modified Duration (Years)                                            5.39
-------------------------------------------------------------------------

Annualized Total Return/1/

Share Class                A(NAV)   A(Offer)         B        C         R
-------------------------------------------------------------------------
1-Year                      7.52%      2.95%     6.74%    6.88%     7.73%
 .........................................................................
5-Year                      5.44%      4.55%     4.68%    4.68%     5.63%
 .........................................................................
10-Year                     7.72%      7.26%     7.09%    6.93%     7.95%
-------------------------------------------------------------------------

Tax-Free Yields

Share Class                A(NAV)   A(Offer)         B        C         R
-------------------------------------------------------------------------
Distribution Rate           4.97%      4.76%     4.25%    4.46%     5.16%
 .........................................................................
SEC 30-Day Yield            3.79%      3.63%     3.05%    3.25%     3.99%
 .........................................................................
Taxable Equivalent Yield/2/ 6.24%      5.98%     5.02%    5.35%     6.57%
-------------------------------------------------------------------------

1 Class R share returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

2 Based on SEC yield and a combined federal and state income tax rate of 39.3%.
  Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

               Nuveen Massachusetts Insured Municipal Bond Fund
               Performance Overview
               As of August 31, 1998

================================================================================
Monthly Tax-Free Dividends (Class A Shares)
================================================================================


[BAR CHART APPEARS HERE]

     9/97   0.0435
    10/97   0.0435
    11/97   0.0435
    12/97   0.0435
     1/98   0.0435
     2/98   0.0435
     3/98   0.0435
     4/98   0.0425
     5/98   0.0425
     6/98   0.0425
     7/98   0.0425
     8/98   0.0425

===========================================
Top 5 Sectors (as a % of total investments)
===========================================
U.S. Guaranteed                        22%
-------------------------------------------
Tax Obligation (General)               22%
-------------------------------------------
Education and Civic Organizations      17%
-------------------------------------------
Health Care                            15%
-------------------------------------------
Housing (Multifamily)                  14%
===========================================



1 Class R share returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

2 Based on SEC yield and a combined federal and state income tax rate of 39.3%. Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.



================================================================================
Portfolio Statistics
================================================================================
Share Class                                        A        B        C         R
--------------------------------------------------------------------------------
Inception Date                                  9/94     3/97     9/94    12/86
--------------------------------------------------------------------------------
Net Asset Value                               $10.63   $10.64   $10.60  $ 10.64
--------------------------------------------------------------------------------
Total Net Assets ($000)                                                 $70,339
--------------------------------------------------------------------------------
Average Weighted Maturity (Years)                                         20.17
--------------------------------------------------------------------------------
Modified Duration (Years)                                                  5.56
================================================================================


================================================================================
Annualized Total Return/1/
================================================================================

Share Class                          A(NAV)  A(Offer)       B        C         R
================================================================================
1-Year                                7.24%     2.70%    6.45%    6.65%    7.52%
--------------------------------------------------------------------------------
5-Year                                5.09%     4.19%    4.37%    4.37%    5.36%
--------------------------------------------------------------------------------
10-Year                               7.47%     7.01%    6.88%    6.71%    7.74%
================================================================================


================================================================================
Tax-Free Yields
================================================================================

Share Class                          A(NAV)  A(Offer)       B        C         R
--------------------------------------------------------------------------------
Distribution Rate                     4.80%     4.59%    4.06%    4.25%    4.96%
--------------------------------------------------------------------------------
SEC 30-Day Yield                      3.70%     3.55%    2.96%    3.16%    3.90%
--------------------------------------------------------------------------------
Taxable Equivalent Yield/2/           6.10%     5.85%    4.88%    5.21%    6.43%
================================================================================

             Portfolio of Investments (Unaudited)
             Nuveen Flagship Connecticut Municipal Bond Fund
             August 31, 1998

 Principal                                                                           Optional Call                  Market
    Amount   Description                                                               Provisions*   Ratings**       Value
----------------------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations -- 20.1%
             State of Connecticut Health and Educational Facilities Authority,
             Revenue Bonds, Greenwich Academy Issue, Series A:
$1,000,000     5.700%, 3/01/16                                                         3/06 at 101         AAA  $1,069,980
 2,000,000     5.750%, 3/01/26                                                         3/06 at 101         AAA   2,133,160

 8,285,000   State of Connecticut Health and Educational Facilities Authority,         7/03 at 103        BBB-   8,524,685
              Revenue Bonds, Quinnipiac College Issue, Series D, 6.000%, 7/01/23

             State of Connecticut Health and Educational Facilities Authority,
              Revenue Bonds, Sacred Heart University Issue, Series B:
   500,000     5.700%, 7/01/16                                                         7/03 at 102        BBB-     507,435
 2,200,000     5.800%, 7/01/23                                                         7/03 at 102        BBB-   2,226,378

 1,000,000   State of Connecticut Health and Educational Facilities Authority,         5/02 at 102         AAA   1,072,190
              Revenue Bonds, Yale University, 5.929%, 6/10/30

 4,000,000   State of Connecticut Health and Educational Facilities Authority          7/04 at 102         AAA   4,507,160
              Revenue Bonds, Trinity College Issue, Series D, 6.125%, 7/01/24

             Connecticut Higher Education Supplemental Loan Authority Revenue
             Bonds (Family Education Loan Program), 1991 Series A:
   400,000     7.000%, 11/15/05 (Alternative Minimum Tax)                             11/01 at 102           A     430,520
 3,820,000     7.200%, 11/15/10 (Alternative Minimum Tax)                             11/01 at 102           A   4,113,796

             Connecticut Higher Education Supplemental Loan Authority, Revenue
             Bonds (Family Education Loan Program), 1996 Series A:
 1,705,000     6.300%, 11/15/10 (Alternative Minimum Tax)                             11/04 at 102          A1   1,826,618
 1,285,000     6.350%, 11/15/11 (Alternative Minimum Tax)                             11/04 at 102          A1   1,380,026

 2,000,000   State of Connecticut, Health and Educational Facilities Authority,    7/04 at 101 1/2         AAA   2,172,720
              Revenue Bonds, The Loomis Chaffee School Issue, Series B, 6.000%,
              7/01/25

             State of Connecticut, Health and Educational Facilities Authority,
             Revenue Bonds, Trinity College Issue, Series F:
 2,000,000     5.500%, 7/01/21                                                        No Opt. Call         AAA   2,173,800
 2,000,000     5.000%, 7/01/28                                                         7/08 at 102         AAA   1,989,120

 2,500,000   State of Connecticut, Health and Educational Facilities Authority,        7/05 at 101         AAA   2,582,250
              Revenue Bonds, Kent School Issue, Series B, 5.400%, 7/01/23

 2,240,000   State of Connecticut, Health and Educational Facilities Authority,       11/05 at 102         AAA   2,286,502
              Revenue Bonds, Connecticut State University System Issue, Series A,
              5.125%, 11/01/15

 1,600,000   State of Connecticut, Health and Educational Facilities Authority,        7/06 at 102         AAA   1,723,696
              Revenue Bonds, Trinity College Issue, Series E, 5.875%, 7/01/26

 1,435,000   State of Connecticut, Health and Educational Facilities Authority,        7/06 at 101         AAA   1,496,834
              Revenue Bonds, The Loomis Chaffee School Issue, Series C, 5.500%,
              7/01/26

 2,500,000   Connecticut State Health and Educational Facilities Authority Revenue,    7/08 at 102         AAA   2,478,750
              Fairfield University, Series H, 5.00%, 7/01/28

 1,490,000   Connecticut State Health and Educational Facilities Authority Revenue     7/08 at 101          AA   1,465,057
              (Canterbury School), Series A, 5.00%, 7/01/18

 2,000,000   State of Connecticut Health and Educational Facilities Authority          7/07 at 102         AAA   2,077,180
              Revenue Bonds, Suffield Academy Issue, Series A, 5.400%, 7/01/27

----------------------------------------------------------------------------------------------------------------------------
             Forest and Paper Products -- 0.4%

 1,000,000   Town of Sprague, Connecticut Environmental Improvement Revenue Bonds,    10/07 at 102          A3   1,042,530
              1997 Series A (International Paper Company Project), 5.700%, 10/01/21
              (Alternative Minimum Tax)

   Principal                                                                             Optional Call                       Market
      Amount    Description                                                                Provisions*    Ratings**           Value
-----------------------------------------------------------------------------------------------------------------------------------
                Health Care -- 12.2%
$  2,600,000    State of Connecticut Health and Educational Facilities Authority,          7/00 at 102          AAA    $  2,781,376
                  Revenue Bonds, Bristol Hospital Issue, Series A, 7.000%, 7/01/20
   1,750,000    State of Connecticut Health and Educational Facilities Authority,          7/00 at 102          AAA       1,872,080
                  Revenue Bonds, Waterbury Hospital Issue, Series B, 7.000%, 7/01/20
     900,000    State of Connecticut Health and Educational Facilities Authority           7/01 at 102          AAA         972,027
                  Revenue Bonds, Hospital of Raphael Issue, Series D, 6.625%, 7/01/14
   2,000,000    State of Connecticut, Health and Educational Facilities Authority,         7/02 at 102          AAA       2,195,440
                  Revenue Bonds, Bridgeport Hospital Issue, Series A, 6.625%, 7/01/18
   4,200,000    State of Connecticut Health and Educational Facilities Authority,          7/04 at 102          AAA       4,547,340
                  Revenue Bonds, New Britain General Hospital Issue, Series B,
                  6.000%, 7/01/24
                State of Connecticut Health and Educational Facilities Authority
                  Revenue Bonds, Hospital for Special Care Issues, Series B:
   1,000,000      5.375%, 7/01/17                                                          7/07 at 102          BBB       1,006,700
   1,000,000      5.500%, 7/01/27                                                          7/07 at 102          BBB       1,006,000
   1,645,000    State of Connecticut Health and Educational Facilities Authority,          7/06 at 102          AAA       1,690,402
                  Revenue Bonds, Day Kimball Hospital Issue, Series A, 5.375%, 7/01/26
                State of Connecticut Health and Educational Facilities Authority Revenue
                  Bonds, Greenwich Hospital Issue, Series A:
   3,000,000      5.750%, 7/01/16                                                          7/06 at 102          AAA       3,222,330
   1,500,000      5.800%, 7/01/26                                                          7/06 at 102          AAA       1,613,325
   3,000,000    State of Connecticut, Health and Educational Facilities Authority,         7/06 at 102          AAA       3,193,710
                  Revenue Bonds, Yale-New Haven Hospital Issue, Series H, 5.700%,
                  7/01/25
     320,000    State of Connecticut, Health and Educational Facilities Authority,         1/01 at 102          AAA         346,883
                  Revenue Bonds, Capital Asset Issue, Series C, 7.000%, 1/01/20
   2,000,000    State of Connecticut Health and Educational Facilities Authority,          7/07 at 102          AAA       2,152,760
                  Revenue Bonds, The William W. Backus Hospital Issue, Series D,
                  5.750%, 7/01/27
   2,250,000    Connecticut Development Authority, Solid Waste Disposal Facilities         7/05 at 102          AAA       2,637,675
                  Revenue Bonds, Pfizer Inc. Project, 1994 Series, 7.000% 7/01/25
                  (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily -- 0.9%
     540,000    Connecticut Housing Finance Authority, Housing Mortgage Finance           11/01 at 102           AA         568,804
                  Program Bonds, 1991 Series A, Subseries A2, 7.200%, 11/15/08
                  (Alternative Minimum Tax)
   1,500,000    New Britain Senior Citizens Housing Development Corporation, Mortgage      1/02 at 102          AAA       1,599,705
                  Revenue Refunding Bonds, Series 1992A (FHA Insured Mortgage Loan --
                  Nathan Hale Apartments Section 8 Assisted Project), 6.875%, 7/01/24
-----------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family -- 8.5%
     695,000    Connecticut Housing Finance Authority, Alternative Minimum Tax,           11/02 at 102           AA         745,874
                  6.700%, 11/15/22
   1,250,000    Connecticut Housing Finance Authority, Housing Mortgage Finance Program    5/03 at 102           AA       1,333,538
                  Bonds, 1993 Series A, 6.200%, 5/15/14
   2,750,000    Connecticut Housing Finance Authority, Housing Mortgage Finance Program    5/04 at 102           AA       2,905,238
                  Bonds, 1994 Series A, 6.100%, 5/15/17
   1,500,000    Connecticut Housing Finance Authority, Housing Mortgage Finance Program    5/05 at 102           AA       1,593,420
                  Bonds, 1995 Series A, Subseries A-1, 6.100%, 5/15/17
   4,160,000    Connecticut Housing Finance Authority, Housing Mortgage Finance Program   11/07 at 102           AA       4,361,843
                  Bonds, 1997 Series B, Subseries B-2, 5.850%, 11/15/28
                  (Alternative Minimum Tax)
   1,000,000    Connecticut Housing Finance Authority, Housing Mortgage Finance Program   11/05 at 102           AA       1,067,650
                  Bonds, 1995 Series F, Subseries F-1, 6.000%, 5/15/17
   1,500,000    Connecticut Housing Finance Authority, Housing Mortgage Finance Program    5/06 at 102           AA       1,605,510
                  Bonds, 1996 Series B, Subseries B-1, 6.050%, 5/15/18
   4,940,000    Connecticut Housing Finance Authority, Housing Mortgage Finance Program   11/06 at 102           AA       5,279,279
                  Bonds, 1996 Subseries E-2, 6.150%, 11/15/27 (Alternative Minimum Tax)

               Portfolio of Investments (Unaudited)
               Nuveen Flagship Connecticut Municipal Bond Fund (continued) August 31, 1998

   Principal                                                                             Optional Call                       Market
      Amount    Description                                                                Provisions*    Ratings**           Value
-----------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family (continued)
$  1,495,000    Connecticut Housing Finance Authority, Housing Mortgage Finance           11/06 at 102           AA    $  1,580,155
                  Program Bonds, 1997 Series F, Subseries F-2, 6.000%, 11/15/27
                  (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
                Long Term Care -- 7.3%
   2,000,000    State of Connecticut Health and Educational Facilities Authority,         11/04 at 102          AAA       2,308,460
                  Revenue Bonds, Nursing Home Program Issue, Series 1994,
                  AHF/Hartford, Inc. Project, 7.125%, 11/01/24
   7,000,000    Connecticut Development Authority, Health Care Project Refunding           9/02 at 102           A2       7,603,260
                  Bonds (Duncaster, Inc. Project -- 1992 Series), 6.750%, 9/01/15
                Connecticut Development Authority, First Mortgage Gross Revenue
                Health Care Project Refunding Bonds (Church Homes, Inc.,
                Congregational Avery Heights Project), 1997 Series:
   1,700,000      5.700%, 4/01/12                                                          4/07 at 102          BBB       1,759,466
   2,610,000      5.800%, 4/01/21                                                          4/07 at 102          BBB       2,703,830
   1,875,000    Connecticut State Development Authority, First Mortgage Gross             12/06 at 103         BBB+       1,879,538
                  Revenue Health Care Project, Elim Park Baptist Home, Series A,
                  5.375%, 12/01/18
                City of New Haven, Connecticut, Facility Revenue Bonds (Easter
                Seal Goodwill Industries Rehabilitation Center Project --
                1991 Series):
     280,000      8.500%, 4/01/01                                                         No Opt. Call          N/R         267,646
     995,000      8.875%, 4/01/16                                                          4/01 at 102          N/R         950,255
-----------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General -- 7.1%
   3,000,000    City of Bridgeport, Connecticut, General Obligation Bonds, 1997            3/07 at 101          AAA       3,089,100
                  Series A, 5.250%, 3/01/17
     325,000    Town of Canterbury, Connecticut, General Obligation Bonds, 7.200%,        No Opt. Call            A         402,097
                  5/01/09
   2,800,000    State of Connecticut, General Obligation Capital Appreciation Bonds       No Opt. Call          AA-       1,514,156
                  (College Savings Plan, 1991 Series B), 0.000%, 12/15/11
   1,000,000    State of Connecticut, General Obligation Capital Appreciation Bonds       No Opt. Call          AA-         621,010
                  (College Savings Plan, 1990 Series A), 0.000%, 5/15/09
   3,000,000    State of Connecticut, General Obligation Capital Appreciation Bonds       No Opt. Call          AA-       1,660,290
                  (College Savings Plan, 1993 Series A), 0.000%, 6/15/11
                Town of Glastonbury, Connecticut, General Obligation Bonds,
                Issue of 1988:
     200,000      7.200%, 8/15/06                                                         No Opt. Call          Aa1         240,682
     200,000      7.200%, 8/15/07                                                         No Opt. Call          Aa1         244,078
     200,000      7.200%, 8/15/08                                                         No Opt. Call          Aa1         247,502
                Town of Griswold, Connecticut, General Obligation Bonds,
                Issue of 1989:
     200,000      7.500%, 4/01/02                                                         No Opt. Call          AAA         223,746
     200,000      7.500%, 4/01/03                                                         No Opt. Call          AAA         229,266
     200,000      7.500%, 4/01/04                                                         No Opt. Call          AAA         234,216
     150,000      7.500%, 4/01/05                                                         No Opt. Call          AAA         178,920
     340,000    City of Middletown, Connecticut, General Obligation Bonds,                No Opt. Call           AA         401,054
                  6.900%, 4/15/06
   1,250,000    City of New Haven, Connecticut, General Obligation Bonds, Series 1995,     2/05 at 102          AAA       1,343,388
                  5.750%, 2/15/14
                City of New London, Connecticut, General Obligation Bonds, Water
                Department Revenue, Series 20:
     120,000      7.300%, 12/01/05                                                        No Opt. Call           A+         143,688
     100,000      7.300%, 12/01/07                                                        No Opt. Call           A+         123,196
                Town of Old Saybrook, Connecticut, General Obligation Bonds:
     160,000      7.400%, 5/01/08                                                         No Opt. Call            A         198,837
     160,000      7.400%, 5/01/09                                                         No Opt. Call            A         200,656
     275,000      6.500%, 2/15/10                                                         No Opt. Call          AAA         327,069
     270,000      6.500%, 2/15/11                                                         No Opt. Call          AAA         322,483
     925,000    Town of Oxford, Connecticut, General Obligation Bonds, 7.000%,             2/00 at 102          AAA         985,773
                2/01/09

   Principal                                                                             Optional Call                       Market
      Amount    Description                                                                Provisions*    Ratings**           Value
-----------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General (continued)
                Town of Plainfield, Connecticut, General Obligation Bonds:
$    225,000      7.000%, 9/01/00                                                         No Opt. Call            A    $    237,744
     100,000      7.000%, 9/01/01                                                         No Opt. Call            A         107,991
     100,000      7.100%, 9/01/02                                                          9/01 at 102            A         109,765
     310,000      7.100%, 9/01/03                                                          9/01 at 102            A         341,493
     100,000      7.200%, 9/01/04                                                          9/01 at 102            A         110,438
     335,000      7.250%, 9/01/06                                                          9/01 at 102            A         369,884
     335,000      7.300%, 9/01/08                                                          9/01 at 102            A         369,853
     155,000      7.300%, 9/01/10                                                          9/01 at 102            A         170,756
                City of Torrington, Connecticut, General Obligation Bonds:
     700,000      6.400%, 5/15/11                                                          5/02 at 102          AAA         766,437
     680,000      6.400%, 5/15/12                                                          5/02 at 102          AAA         744,539
                Town of Winchester, Connecticut, General Obligation Bonds:
     140,000      6.750%, 4/15/06                                                         No Opt. Call           A1         163,220
     140,000      6.750%, 4/15/07                                                         No Opt. Call           A1         165,315
     140,000      6.750%, 4/15/08                                                         No Opt. Call           A1         167,581
     140,000      6.750%, 4/15/09                                                         No Opt. Call           A1         168,861
     140,000      6.750%, 4/15/10                                                         No Opt. Call           A1         169,817
-----------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited -- 16.1%
   1,000,000    State of Connecticut Health and Educational Facilities Authority          11/04 at 102          AAA       1,113,330
                  Revenue Bonds, Nursing Home Program Issue, Series 1994 (Sharon
                  Health Care Project), 6.250%, 11/01/21
   5,000,000    State of Connecticut Health and Educational Facilities Authority          11/04 at 102          AAA       5,566,650
                  Revenue Bonds, Nursing Home Program Issue, Series 1994 (Saint
                  Josephs Manor Project), 6.250%, 11/01/16
                State of Connecticut Health and Educational Facilities Authority
                Revenue Bonds, Nursing Home Program Issue, Series 1994
                (St. Camillus Health Center Project):
   3,695,000      6.250%, 11/01/18                                                        11/04 at 102          AAA       4,113,754
   2,000,000      6.250%, 11/01/18                                                        11/04 at 102          AA-       2,208,340
   3,000,000    State of Connecticut Health and Educational Facilities Authority          11/04 at 102          AAA       3,339,990
                  Revenue Bonds, Nursing Home Program Issue, Series 1994 (The
                  Jewish Home for the Elderly of Fairfield County Project),
                  6.250%, 11/01/20
                State of Connecticut Health and Educational Facilities Authority
                Revenue Bonds, Nursing Home Program Issue, Series 1994 (Highland
                View Manor, Inc. Project):
   1,500,000      7.200%, 11/01/10 (Alternative Minimum Tax)                              11/04 at 102          AAA       1,738,665
   4,200,000      7.500%, 11/01/16 (Alternative Minimum Tax)                              11/04 at 102          AAA       4,919,292
                State of Connecticut Health and Educational Facilities Authority
                Revenue Bonds, Nursing Home Program Issue, Series 1994 (Wadsworth
                Glen Health Care Center Project):
   1,100,000      7.200%, 11/01/10 (Alternative Minimum Tax)                              11/04 at 102          AAA       1,275,021
   1,000,000      7.500%, 11/01/16 (Alternative Minimum Tax)                              11/04 at 102          AAA       1,171,260
   4,115,000    State of Connecticut Health and Educational Facilities Authority          11/06 at 102          AA-       4,404,038
                  Revenue Bonds, Nursing Home Program Issue, Series 1996 (Abbott
                  Terrace Health Center Project), 5.750%, 11/01/13
   4,365,000    State of Connecticut Health and Educational Facilities Authority,         11/06 at 102          AA-       4,870,991
                  Revenue Bonds, Nursing Home Program Issue, Series 1996 (3030 Park
                  Fairfield Health Center Project), 6.250%, 11/01/21
   1,150,000    State of Connecticut, Special Tax Obligation Bonds, Transportation        No Opt. Call          AA-       1,328,906
                  Infrastructure Purposes, 1992 Series B, 6.125%, 9/01/12
   2,000,000    Puerto Rico Aqueduct and Sewer Authority, Refunding Bonds, Series      7/06 at 101 1/2            A       1,975,640
                  1995, Guaranteed by the Commonwealth of Puerto Rico, 5.000%,
                  7/01/19
     725,000    Town of Woodstock, Connecticut, Special Obligation Bonds (Woodstock        3/00 at 103          AAA         777,990
                  Academy -- 1990 Issue) (General Obligation Bonds), 6.900%, 3/01/06

               Portfolio of Investments (Unaudited)
               Nuveen Flagship Connecticut Municipal Bond Fund (continued) August 31, 1998

  Principal                                                                               Optional Call                      Market
     Amount    Description                                                                  Provisions*    Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed -- 10.5%

$ 3,080,000    State of Connecticut Health and Educational Facilities Authority,             7/03 at 100         AAA    $ 3,558,755
               Revenue Bonds, University of Hartford Issue, Series C, 8.000%,
               7/01/18 (Pre-refunded to 7/01/03)

  1,300,000    State of Connecticut Health and Educational Facilities Authority             No Opt. Call         AAA      1,654,484
               Revenue Bonds, Lutheran General Health Care System (Parkside Lodges
               Projects), 7.375%, 7/01/19

    250,000    State of Connecticut Health and Educational Facilities Authority,             7/99 at 102     BBB+***        261,815
               Revenue Bonds, Fairfield University Issue, Series F, 6.900%, 7/01/14
               (Pre-refunded to 7/01/99)

  1,000,000    State of Connecticut Health and Educational Facilities Authority,             7/00 at 102      N/R***      1,083,000
               Revenue Bonds, The Taft School Issue, Series A, 7.375%, 7/01/20
               (Pre-refunded to 7/01/00)

    190,000    State of Connecticut Health and Educational Facilities Authority              7/00 at 102         Aaa        206,019
               Revenue Bonds, St. Marys Hospital Issue, Series C, 7.375%, 7/01/20
               (Pre-refunded to 7/01/00)

  5,500,000    State of Connecticut Health and Educational Facilities Authority,             7/00 at 102         AAA      5,938,240
               Revenue Bonds, Yale-New Haven Hospital Issue, Series F, 7.100%, 7/01/25
               (Pre-refunded to 7/01/00)

  3,500,000    State of Connecticut Health and Educational Facilities Authority,             7/02 at 102         AAA      3,862,915
               Revenue Bonds, Middlesex Hospital Issue, Series G, 6.250%, 7/01/12
               (Pre-refunded to 7/01/02)

  1,100,000    State of Connecticut Health and Educational Facilities Authority              7/02 at 102      N/R***      1,198,560
               Revenue Bonds, The William W. Backus Hospital Issue, Series C,
               6.000%, 7/01/12 (Pre-refunded to 7/01/02)

    180,000    State of Connecticut, Health and Educational Facilities Authority,            1/01 at 102         AAA        196,391
               Revenue Bonds, Capital Asset Issue, Series C, 7.000%, 1/01/20
               (Pre-refunded to 1/01/01)

  1,605,000    City of New Haven, Connecticut, General Obligation Bonds, Issue of            8/01 at 102         AAA      1,793,732
               1991, 7.400%, 8/15/11 (Pre-refunded to 8/15/01)

               City of New Haven, Connecticut, General Obligation Bonds, Issue of 1992:
    800,000    9.250%, 3/01/02                                                              No Opt. Call         AAA        882,008
  1,000,000    7.400%, 3/01/12 (Pre-refunded to 3/01/02)                                     3/02 at 102         AAA      1,131,270

  1,130,000    Town of Stratford, Connecticut General Obligation Bonds, 7.300%,              3/01 at 102      N/R***      1,243,565
               3/01/12 (Pre-refunded to 3/01/01)

              City of Waterbury, Connecticut, General Obligation Bonds:
    535,000    7.250%, 3/01/02 (Pre-refunded to 3/01/01)                                     3/01 at 102      N/R***        588,163
    785,000    7.300%, 3/01/05 (Pre-refunded to 3/01/01)                                     3/01 at 102      N/R***        863,893
    780,000    7.400%, 3/01/06 (Pre-refunded to 3/01/01)                                     3/01 at 102      N/R***        860,153
-----------------------------------------------------------------------------------------------------------------------------------
               Utilities -- 14.5%

  8,000,000    Bristol Resource Recovery Facility Operating Committee, Solid Waste           7/05 at 102           A      8,900,880
               Revenue Refunding Bonds (Ogden Martin Systems of Bristol, Inc.
               Project -- 1995 Series), 6.500%, 7/01/14

               Connecticut Resources Recovery Authority, Bridgeport Resco Company, L.P.
               Project Bonds, Series A:
    170,000    7.500%, 1/01/04                                                               1/03 at 100           A        174,792
  3,085,000    7.625%, 1/01/09                                                               1/03 at 100           A      3,195,752

  1,180,000    Connecticut Resources Recovery Authority, Resource Recovery Revenue          11/00 at 100          AA      1,204,732
               Bonds (Wallingsford Resource Recovery Project, 1986 Series A),
               7.125%, 11/15/08

               Connecticut Resources Recovery Authority, 1991 Series One Subordinated
               (Wallingsford Resource Recovery Project):
    400,000    6.750%, 11/15/03 (Alternative Minimum Tax)                                   11/01 at 102          A3        433,300
    500,000    6.800%, 11/15/04 (Alternative Minimum Tax)                                   11/01 at 102          A3        540,710
  5,250,000    Connecticut Resources Recovery Authority Corporate Credit Bonds/Tax          11/02 at 102          A-      5,654,617
               Exempt Interest (American REF-FUEL Company of Southeastern Connecticut
               Project), 1992 Series A, 6.450%, 11/15/22 (Alternative Minimum Tax)

    770,000    Connecticut Development Authority, Water Facilities Refunding Revenue         6/00 at 102          A+        820,811
               Bonds (Bridgeport Hydraulic Company Project -- 1990 Series),
               7.250%, 6/01/20

  1,750,000    Connecticut Development Authority, Water Facilities Revenue Bonds             4/07 at 102          A+      1,909,950
               (Bridgeport Hydraulic Company Project -- 1995 Series), 6.150%, 4/01/35
               (Alternative Minimum Tax)

  9,665,000    Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue          1/03 at 102        BBB+      9,684,716
               Bonds (Wheelbrator Lisbon Project), Series 1993A, 5.500%, 1/01/20
               (Alternative Minimum Tax)

  2,500,000    Puerto Rico Electric Power Authority, Power Revenue Bonds, Series DD,         7/08 at 101        BBB+      2,459,823
               5.000%, 7/01/28


  Principal                                                                               Optional Call                      Market
     Amount    Description                                                                  Provisions*    Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Water and Sewer -- 1.4%

$  2,000,000   Connecticut Development Authority, Water Facilities Revenue                  12/03 at 102         AAA   $  2,266,780
               Refunding Bonds (The Connecticut Water Company Project-1993 Series),
               6.650%, 12/15/20

   1,000,000   State of Connecticut Clean Water Fund Revenue Bonds, 1991 Series,             1/01 at 102         AAA      1,089,881
               7.000%, 1/01/11
-----------------------------------------------------------------------------------------------------------------------------------
$224,585,000   Total Investments -- (cost $217,638,346) -- 99.0%                                                        238,190,381
-----------------------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities -- 1.0%                                                                      2,288,438
               --------------------------------------------------------------------------------------------------------------------
               Net Assets -- 100%                                                                                      $240,478,819
               ====================================================================================================================

  * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

 **  Ratings: Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R  Investment is not rated.


                                 See accompanying notes to financial statements.

                   Portfolio of Investments (Unaudited)
                   Nuveen Massachusetts Municipal Bond Fund
                   August 31, 1998

     Principal                                                                         Optional Call                         Market
        Amount    Description                                                            Provisions*    Ratings**             Value
------------------------------------------------------------------------------------------------------------------------------------
                  Education and Civic Organizations - 8.2%

$    1,100,000    Massachusetts Education Loan Authority, Education Loan Revenue         6/00 at 100          AAA    $    1,131,618
                   Bonds, Issue C, Series 1985A, 7.875%, 6/01/03

     1,000,000    Massachusetts Health and Educational Facilities Authority,             7/01 at 102          AAA         1,087,040
                   Revenue Bonds, Boston College Issue, Series J,
                   6.625%, 7/01/21

     1,000,000    Massachusetts Health and Educational Facilities Authority,             7/02 at 102          AAA         1,088,100
                   Revenue Bonds, Suffolk University Issue, Series B,
                   6.350%, 7/01/22

     1,000,000    Massachusetts Industrial Finance Agency, Revenue Bonds                 3/06 at 102          AAA         1,047,070
                   (College of the Holy Cross-1996 Issue), 5.500%, 3/01/20

       500,000    Massachusetts Industrial Finance Agency, Revenue Bonds                 7/03 at 102          Aa1           499,230
                   (Whitehead Institute for Biomedical Research-1993 Issue),
                   5.125%, 7/01/26

     2,290,000    Massachusetts Industrial Finance Agency, Revenue and Refunding         7/05 at 102          AAA         2,590,585
                   Bonds, 1995 Series A (Lesley College Project),
                   6.300%, 7/01/25
------------------------------------------------------------------------------------------------------------------------------------
                  Health Care - 11.9%

       495,000    Massachusetts Health and Educational Facilities Authority,             7/99 at 100            A           501,618
                   Revenue Bonds, Brockton Hospital Issue, Series B,
                   8.000%, 7/01/07

       500,000    Massachusetts Health and Educational Facilities Authority,         7/99 at 102 1/2          N/R           526,865
                   Revenue Bonds, Series 1989 (Cardinal Cushing General
                   Hospital), 8.875%, 7/01/18

       700,000    Massachusetts Health and Educational Facilities Authority,             7/04 at 102          AA+           761,432
                   Revenue Bonds (Daughters of Charity National Health
                   System-The Carney Hospital), Series D, 6.100%, 7/01/14

       750,000    Massachusetts Health and Educational Facilities Authority,             7/02 at 102          AAA           824,693
                   Revenue Bonds, New England Medical Center Hospitals Issue,
                   Series F, 6.625%, 7/01/25

     1,000,000    Massachusetts Health and Educational Facilities Authority,             7/03 at 102          AAA         1,046,030
                   Revenue Bonds, Lahey Clinic Medical Center Issue, Series B,
                   5.625%, 7/01/15

                  Massachusetts Health and Educational, Facilities Authority,
                  Revenue Refunding Bonds, Youville Hospital Issue
                  (FHA Insured Project), Series B:
     2,500,000     6.000%, 2/15/25                                                       2/04 at 102           Aa         2,613,750
     2,000,000     6.000%, 2/15/34                                                       2/04 at 102           Aa         2,087,360

     2,000,000    Massachusetts Health and Educational Facilities Authority,             7/08 at 102          AAA         1,963,620
                   Revenue Bonds, Caregroup Issue, Series A, 5.000% 7/01/25

       415,000    Massachusetts Industrial Finance Agency, Revenue Bonds                 6/99 at 102            A           434,970
                   (Sturdy Memorial Hospital), Series 1989, 7.900%, 6/01/09
------------------------------------------------------------------------------------------------------------------------------------
                  Housing/Multifamily - 13.9%

       955,000    Boston-Mount Pleasant Housing Development Corporation,                 8/02 at 102          AAA         1,017,858
                   Multifamily Housing Refunding Revenue Bonds, Series 1992 A,
                   6.750%, 8/01/23

     3,700,000    Massachusetts Housing Finance Agency, Housing Project Revenue          4/03 at 102           A+         3,938,243
                   Bonds, 6.375%, 4/01/21

     1,000,000    Massachusetts Housing Finance Agency, Residential Development         11/02 at 102          AAA         1,068,160
                   Bonds, 6.250%, 11/15/14

     1,000,000    Massachusetts Housing Finance Agency, Residential Development          5/02 at 102          AAA         1,092,790
                   Bonds, 1992 Series D, 6.875%, 11/15/21

     2,000,000    Massachusetts Industrial Finance Agency, Assisted Living              12/07 at 102          AAA         2,080,800
                   Facility Revenue Bonds (Arbors at Living Amherst Project),
                   GNMA Collateralized Series 1997, 5.950%, 6/20/39
                   (Alternative Minimum Tax)

     1,000,000    Massachusetts Housing Finance Agency, Rental Housing Mortgage          7/07 at 101          AAA         1,023,130
                   Revenue Bonds, 1997 Series C, 5.625%, 7/01/40
                   (Alternative Minimum Tax)

     1,000,000    Massachusetts Industrial Finance Agency (FHA-Insured Mortgage          1/08 at 102          AAA         1,058,750
                   Loan), Hudner Associates Projects, 5.650%, 1/01/23


 Principal                                                        Optional Call                  Market
    Amount    Description                                           Provisions*  Ratings**        Value
-------------------------------------------------------------------------------------------------------
              Housing/Multifamily (continued)

$1,250,000    Somerville Housing Authority (Massachusetts),         5/00 at 102        AAA   $1,316,925
               Mortgage Revenue Bonds, Series 1990
               (GNMA Collateralized - Clarendon Hill
               Towers Project), 7.950% 11/20/30
-------------------------------------------------------------------------------------------------------
              Housing/Single Family - 2.0%

   500,000    Massachusetts Housing Finance Agency, Single          6/01 at 102         Aa      530,020
               Family Housing Revenue Bonds, Series 18,
               7.350%, 12/01/16

 1,250,000    Massachusetts Housing Finance Agency, Single          6/00 at 100         Aa    1,279,100
               Family Housing Revenue, 7.700%, 6/01/17
-------------------------------------------------------------------------------------------------------
              Long Term Care - 6.7%

   885,000    Massachusetts Health and Educational Facilities       7/03 at 102        AAA      946,623
               Authority, Revenue Bonds, Cable Housing and
               Health Services Issue, Series A, 5.625%, 7/01/13

 3,285,000    Massachusetts Health and Educational Facilities       2/07 at 102        Aa2    3,542,511
               Authority, Revenue Refunding Bonds, Youville
               Hospital Issue (FHA Insured Project),
               Series A, 6.250%, 2/15/41

   400,000    Massachusetts State Industrial Financing              8/08 at 105        AAA      410,872
               Agency, Assisted Living Facilities
               Revenue, 5.400%, 8/20/12

 1,125,000    Massachusetts Industrial Financial Agency,            2/06 at 102        AAA    1,184,434
               Revenue Bonds, Heights Crossing Limited
               Partnership Issue (FHA Insured Project), Series
               1995, 6.000% 2/01/15 (Alternative Minimum Tax)
-------------------------------------------------------------------------------------------------------
              Tax Obligation/General - 10.7%

              Town of Barnstable, Massachusetts, General
              Obligation Bonds:
   880,000     5.750%, 9/15/13                                      9/04 at 102        Aa3      940,940
   490,000     5.750%, 9/15/14                                      9/04 at 102        Aa3      522,247

              Town of Deerfield, Massachusetts, General
              Obligation School Bonds of 1992, School Project Loan,
              Act of 1948, Bank-Qualified Unlimited Tax:
   420,000     6.200%, 6/15/09                                      6/02 at 102         A1      458,640
   415,000     6.250%, 6/15/10                                      6/02 at 102         A1      450,275

   375,000    City of Holyoke, Massachusetts, General Obligation    No. Opt. Call     BBB+      396,225
              Bonds, 1991 Series A, 8.000%, 6/01/01

   500,000    City of Holyoke, Massachusetts, General Obligation    8/01 at 102       Baa2      561,240
              School Project Loan, Act of 1948, 7.650%, 8/01/09

   750,000    City of Holyoke, Massachusetts, General Obligation    11/02 at 102      BBB+      829,740
              Refunding Bonds, 7.000%, 11/01/08

   545,000    City of Lowell, Massachusetts, General Obligation     12/01 at 103        A3      606,667
              Qualified Bonds, 8.300%, 2/15/05

   500,000    Town of Palmer, Massachusetts, General Obligation     10/03 at 102       AAA      532,685
              Refunding Bonds, 5.500%, 10/01/10

   425,000    South Essex Sewerage District, Massachusetts,         No. Opt. Call     Baa1      472,264
              General Obligation Bonds, 9.000%, 12/01/00

              City of Taunton, Massachusetts, General Obligation
              Bonds (Electric Loan, Act of 1969):
 1,465,000     8.000%, 2/01/02                                      No. Opt. Call       A3    1,647,100
 1,005,000     8.000%, 2/01/03                                      No. Opt. Call       A3    1,160,293

 1,000,000    City of Worcester, Massachusetts, General             8/02 at 102       BBB+    1,080,390
              Obligation Bonds, 6.000%, 8/01/04
-------------------------------------------------------------------------------------------------------
              Tax Obligation/Limited - 1.2%

   930,000    Massachusetts Industrial Finance Agency, Library      1/05 at 102        AAA    1,093,978
               Revenue Bonds (Malden Public Library Project),
               Series 1994, 7.250%, 1/01/15
-------------------------------------------------------------------------------------------------------
              Transportation - 4.2%

 1,500,000    Massachusetts State Industrial Finance Agency         4/03 at 102        AAA    1,534,110
               (Avon Associates LLC), Series A, 5.375%, 4/01/20

10,000,000    Massachusetts Turnpike Authority, Metropolitan        No. Opt. Call      AAA    2,227,800
               Highway System Revenue Bonds, 1997 Series C
               (Senior), 0.00%, 1/01/29
-------------------------------------------------------------------------------------------------------
              U.S. Guaranteed - 34.0%

              City of Attleboro, Massachusetts, General Obligation
              Bonds, 6.250%:
   450,000    1/15/10 (Pre-refunded to 1/15/03)                     1/03 at 102      A3***      500,382
   450,000    1/15/11 (Pre-refunded to 1/15/03)                     1/03 at 102      A3***      500,382



               Portfolio of Investments (Unaudited)
               Nuveen Massachusetts Municipal Bond Fund (continued) August 31, 1998




  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                  Provisions*    Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed (continued)
$   250,000    City of Boston, Massachusetts, General Obligation Bonds, 1989                 2/99 at 102       A+***     $  259,285
                Series A, 7.700%, 2/01/09 (Pre-refunded to 2/01/99)
  1,000,000    City of Boston, Massachusetts, General Obligation Bonds, 1991                 7/01 at 102         AAA      1,098,290
                Series A, 6.750%, 7/01/11 (Pre-refunded to 7/01/01)
  1,500,000    City of Boston, Massachusetts, Revenue Bonds, Boston City Hospital            8/00 at 102         Aaa      1,636,680
                (FHA Insured Mortgage), Series A, 7.625%, 2/15/21
                (Pre-refunded to 8/15/00)
    500,000    Boston Water and Sewer Commission (Massachusetts), General Revenue           11/01 at 102         AAA        557,190
                Bonds, 1991 Series A (Senior Series), 7.000%, 11/01/18
                (Pre-refunded to 11/01/01)
    440,000    City of Haverhill, Massachusetts, General Obligation, Municipal              10/01 at 102      BBB***        494,956
                Purpose Loan of 1991 Bonds, 7.500%, 10/15/11
                (Pre-refunded to 10/15/01)
    250,000    City of Holyoke, Massachusetts, General Obligation Bonds, 8.150%,             6/02 at 103         AAA        294,080
                6/15/06 (Pre-refunded to 6/15/02)
    445,000    City of Lowell, Massachusetts, General Obligation Qualified Bonds,            1/01 at 102         Aaa        499,615
                8.400%, 1/15/09 (Pre-refunded to 1/15/01)
  1,000,000    City of Lynn, Massachusetts, General Obligation Bonds, 7.850%,                1/02 at 104         Aaa      1,160,650
                1/15/11 (Pre-refunded to 1/15/02)
  1,000,000    Massachusetts Bay Transportation Authority, General Transportation            3/01 at 102         Aaa      1,095,480
                System Bonds, 1991 Series A, 7.000%, 3/01/11 (Pre-refunded to 3/01/01)
    250,000    The Massachusetts Bay Transportation Authority, Certificates of              12/06 at 100        A***        313,810
                Participation, Series 1988, 7.800%, 1/15/14 (Pre-refunded to 12/22/06)
    165,000    Commonwealth of Massachusetts General Obligation, 7.250%, 3/01/09             3/00 at 102         AAA        176,791
                (Pre-refunded to 3/01/00)
    500,000    Massachusetts Health and Educational Facilities Authority, Revenue            9/02 at 102         AAA        558,680
                Refunding Bonds, Worcester Polytechnic Institute Issue, Series E,
                6.625%, 9/01/17 (Pre-refunded to 9/01/02)
    750,000    Massachusetts Health and Educational Facilities Authority, Revenue            7/99 at 102       A+***        789,045
                Bonds, Baystate Medical Center Issue, Series C, 7.500%, 7/01/20
                (Pre-refunded to 7/01/99)
  1,270,000    Massachusetts Health and Educational Facilities Authority, Revenue            7/00 at 102         AAA      1,390,421
                Bonds, Emerson Hospital Issue, Series C, 8.000%, 7/01/18
                (Pre-refunded to 7/01/00)
  3,000,000    Massachusetts Health and Educational Facilities Authority, Revenue          No. Opt. Call         AAA      3,066,000
                Bonds, Malden Hospital Issue (FHA Insured Project), Series A,
                5.000%, 8/01/16
  1,180,000    Massachusetts Health and Educational Facilities Authority, Revenue        7/00 at 101 1/2      N/R***      1,287,415
                Bonds, Suffolk University Issue, Series A, 8.125%, 7/01/20
                (Pre-refunded to 7/01/00)
    250,000    Massachusetts Health and Educational Facilities Authority, Revenue            7/00 at 102         AAA        270,458
                Bonds, University Hospital Issue, Series C, 7.250%, 7/01/10
                (Pre-refunded to 7/01/00)
  1,270,000    Massachusetts Health and Educational Facilities Authority, Revenue            7/01 at 102       A1***      1,410,284
                Bonds, Charlton Memorial Hospital Issue, Series B, 7.250%, 7/01/13
                (Pre-refunded to 7/01/01)
  2,750,000    Massachusetts Health and Educational Facilities Authority, Revenue            4/02 at 102      AAA***      3,073,318
                Bonds, New England Deaconess Hospital Issue, Series D, 6.875%,
                4/01/22 (Pre-refunded to 4/01/02)
  1,000,000    Massachusetts Health and Educational Facilities Authority, Revenue           11/02 at 102         Aaa      1,118,750
                Bonds, MetroWest Health, Inc. Issue, Series C, 6.500%, 11/15/18
                (Pre-refunded to 11/15/02)
    635,000    Massachusetts Port Authority, Revenue Bonds, Series 1982, 13.000%,           No Opt. Call         AAA      1,091,895
                7/01/13
    500,000    Massachusetts Industrial Finance Agency, Revenue Bonds                       10/99 at 103         Aaa        537,195
                (Springfield College Project -- 1989 Issue), 7.800%, 10/01/09
                (Pre-refunded to 10/01/99)
    250,000    Massachusetts Industrial Finance Agency Revenue Bonds, College of             1/02 at 102      AA-***        274,498
                the Holy Cross -- 1992 Issue, 6.450%, 1/01/12
                (Pre-refunded to 1/01/02)
  1,185,000    Massachusetts Industrial Finance Agency, Revenue Bonds, Merrimack             7/02 at 102         AAA      1,343,387
                College Issue, Series 1992, 7.125%, 7/01/12 (Pre-refunded to 7/01/02)
    500,000    Town of Monson, Massachusetts, General Obligation School Project Loan,       10/00 at 102         AAA        550,095
                Act of 1948 Bonds, 7.700%, 10/15/10 (Pre-refunded to 10/15/00)
    500,000    Town of Palmer, Massachusetts, General Obligation, School Project Loan,      10/00 at 102         AAA        549,415
                Act of 1948, 1990 Series B, 7.700%, 10/01/10 (Pre-refunded to 10/01/00)
  1,130,000    City of Peabody, Massachusetts, General Obligation Electric Bonds,            8/01 at 102         AAA      1,249,757
                6.950%, 8/01/09 (Pre-refunded to 8/01/01)

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed (continued)

$ 2,250,000    Puerto Rico Electric Power Authority, Power Revenue Bonds,                    7/01 at 102         Aaa   $  2,490,007
                Series P, 7.000%, 7/01/21 (Pre-refunded to 7/01/01)

  1,000,000    City of Springfield, Massachusetts, General Obligation School                 9/02 at 102     Baa3***      1,134,640
                Project Loan, Act of 1948 Bonds, Series B, 7.100%, 9/01/11
                (Pre-refunded to 9/01/02)
-----------------------------------------------------------------------------------------------------------------------------------
               Utilities - 4.9%

  1,245,000    Massachusetts Industrial Finance Agency, Resource Recovery                    7/01 at 103         N/R      1,392,382
                Revenue Bonds (SEMASS Project), Series 1991A, 9.000%, 7/01/15

  3,000,000    Massachusetts State Industrial Finance Agency, Resource                      12/08 at 102         BBB      3,034,470
                Recovery Revenue, Ogden Haverhill Project - A, 5.600%, 12/01/19
-----------------------------------------------------------------------------------------------------------------------------------
$89,665,000    Total Investments--(cost $81,358,708) - 97.7%                                                             88,408,494
-----------------------------------------------------------------------------------------------------------------------------------

               Temporary Investments in Short-Term Municipal Securities - 1.1%

$ 1,000,000    Massachusetts State Health and Educational Facilities, Capital Asset Program,
                Series B, Variable Rate Demand Bonds, 3.200%, 7/01/05+                                                    1,000,000
-----------------------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 1.2%                                                                       1,065,877
               --------------------------------------------------------------------------------------------------------------------
               Net Assets - 100%                                                                                       $ 90,474,371
               ====================================================================================================================

         * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

         **   Ratings: Using the higher of Standard & Poor's or Moody's rating.

         *** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

         N/R  Investment is not rated.

                                 See accompanying notes to financial statements.
17

Portfolio of Investments (Unaudited)
Nuveen Massachusetts Insured Municipal Bond Fund
August 31, 1998



  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                  Provisions*    Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Education and Civic Organizations -- 16.9%
 $1,000,000    Massachusetts Health and Educational Facilities Authority, Revenue            7/01 at 102         AAA     $1,087,040
                Bonds, Boston College Issue, Series J, 6.625%, 7/01/21
    250,000    Massachusetts Health and Educational Facilities Authority Revenue            10/98 at 102         AAA        255,770
                Bonds, Northeastern University Issue, Series B, 7.600%, 10/01/10
  1,600,000    Massachusetts Health and Educational Facilities Authority, Revenue           10/02 at 102         AAA      1,772,096
                Bonds, Northeastern University Issue, Series E, 6.550%, 10/01/22
  1,450,000    Massachusetts Health and Educational Facilities Authority, Revenue           10/02 at 100         AAA      1,543,308
                Bonds, Boston University Issue, Series M, 6.000%, 10/01/22
  2,000,000    Massachusetts Health and Educational Facilities Authority, Revenue            7/02 at 102         AAA      2,175,300
                Bonds, Bentley College Issue, Series I, 6.125%, 7/01/17
  1,000,000    Massachusetts Industrial Finance Agency, Revenue Bonds (College of the        3/06 at 102         AAA      1,047,070
                Holy Cross -- 1996 Issue),  5.500%, 3/01/20
    500,000    Massachusetts Industrial Finance Agency, Revenue Bonds, Brandeis             10/99 at 102         AAA        525,050
                University Issue, 1989 Series C, 6.800%, 10/01/19
    420,000    Massachusetts Industrial Finance Agency Revenue Bonds, Babson College        10/05 at 102         AAA        460,391
                Issue, Series 1995A, 5.800%, 10/01/10
  1,000,000    Massachusetts Industrial Finance Agency, Revenue Refunding Bonds,             7/01 at 102         AAA      1,078,420
                Mount Holyoke College Issue, Series 1992A, 6.300%, 7/01/13
  2,000,000    Massachusetts State Industrial Finance Agency, Western New England            7/08 at 102         AAA      1,961,560
                College, 5.000%, 7/01/28
-----------------------------------------------------------------------------------------------------------------------------------
               Health Care -- 14.3%
    500,000    Massachusetts Health and Educational Facilities Authority, Revenue            7/00 at 102         AAA        540,915
                Bonds, University Hospital Issue, Series C, 7.250%, 7/01/19
    250,000    Massachusetts Health and Educational Facilities Authority, Revenue            7/99 at 102         AAA        261,820
                Bonds, Capital Asset Program, 7.200%, 7/01/09
  1,500,000    Massachusetts Health and Educational Facilities Authority, Revenue            7/02 at 102         AAA      1,649,385
                Bonds, New England Medical Center Hospitals Issue, Series F,
                6.625%, 7/01/25
  1,000,000    Massachusetts Health and Educational Facilities Authority, Revenue            7/02 at 102         AAA      1,095,210
                Bonds, South Shore Hospital Issue, Series D, 6.500%, 7/01/22
  1,700,000    Massachusetts Health and Educational Facilities Authority, Revenue            7/03 at 102         AAA      1,778,251
                Bonds, Lahey Clinic Medical Center Issue, Series B, 5.625%, 7/01/15
  2,000,000    Massachusetts Health and Educational Facilities Authority, Revenue            7/08 at 102         AAA      1,963,620
                Bonds, Caregroup Issue, Series A, 5.000%, 7/01/25
    200,000    Massachusetts Industrial Finance Agency, Revenue Bonds, Harvard              10/98 at 102         AAA        204,690
                Community Health Plan, Inc., Issue 1988 Series B (Refunding Bonds),
                7.750%, 10/01/08
  2,290,000    Puerto Rico Industrial, Tourist, Educational, Medical and Environmental       1/05 at 102         AAA      2,568,075
                Control Facilities Financing Authority, Hospital Revenue Bonds, 1995
                Series A (Hospital Auxilio Mutuo Obligated Group Project), 6.250%, 7/01/16
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Multifamily -- 13.7%
  4,290,000    Massachusetts Industrial Finance Agency, Assisted Living Facility            12/07 at 102         AAA      4,463,316
                Revenue Bonds (Arbors at Living Amherst Project), GNMA Collateralized
                Series 1997, 5,950%, 6/20/39 (Alternative Minimum Tax)
    220,000    Massachusetts Housing Finance Agency, Housing Revenue Bonds, 1989 Series     12/99 at 103         AAA        232,118
                A, 7.600%, 12/01/16



  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Multifamily (continued)
$ 1,000,000    Massachusetts Housing Finance Agency, Rental Housing Mortgage Revenue         7/07 at 101         AAA     $1,023,130
                Bonds, 1997 Series C, 5.625%, 7/01/40 (Alternative Minimum Tax)
  2,965,000    Massachusetts Housing Finance Agency, Rental Housing Mortgage Revenue         1/05 at 102         AAA      3,258,268
                Bonds, 1995 Series A, (FHA-Insured Mortgage Loans), 7.350%, 1/01/35
                (Alternative Minimum Tax)
    640,000    Massachusetts Industrial Finance Agency (FHA-Insured Mortgage Loan),          1/08 at 102         AAA        677,600
                Hudner Associates Projects, 5.650%, 1/01/23
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Single Family -- 1.1%
    500,000    Massachusetts Housing Finance Agency, Single Family Housing Revenue           6/01 at 102          Aa        530,020
                Bonds, Series 18, 7.350%, 12/01/16
    250,000    Massachusetts Housing Finance Agency, Single Family Housing Revenue,          6/00 at 100          Aa        255,820
                7.700%, 6/01/17
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General -- 21.5%
    250,000    Town of Groveland, Massachusetts, General Obligation Bonds, 6.900%,           6/01 at 102         AAA        273,758
                6/15/07
  1,000,000    City of Haverhill, Massachusetts, General Obligation, Hospital Refunding      9/01 at 102         AAA      1,087,440
                Bonds, Series A, 6.700%, 9/01/10
    500,000    City of Lawrence, Massachusetts, General Obligation Bonds, 9.750%, 3/15/04   No Opt. Call         AAA        635,910
  2,625,000    City of Lowell, Massachusetts, General Obligation State Qualified Bonds,     11/03 at 102         AAA      2,823,949
                5.600%, 11/01/12
  1,025,000    City of Lynn, Massachusetts, General Obligation Bonds, 6.750%, 1/15/02       No Opt. Call         AAA      1,116,584
  1,000,000    Town of Mansfield, Massachusetts, General Obligation Bonds, 6.700%,           1/02 at 102         AAA      1,107,690
                1/15/11
    250,000    Massachusetts Bay Transportation Authority, General Transportation System,    3/00 at 102         AAA        267,365
                7.250%, 3/01/03
    250,000    Town of Methuen, Massachusetts, General Obligation Bonds, 7.400%, 5/15/04     5/00 at 102         AAA        269,548
  1,500,000    Town of Monson, Massachusetts, General Obligation Bonds, Bank-Qualified      No Opt. Call         AAA      1,652,175
                Unlimited Tax, School Refunding Bonds, 5.500%, 10/15/10
    300,000    Town of North Andover, Massachusetts, General Obligation Bonds, 7.400%,       9/00 at 103         AAA        328,524
                9/15/10
    190,000    Town of Northfield, Massachusetts, General Obligation Bonds, Municipal       10/01 at 102         AAA        206,918
                Purpose Loan of 1992, Bank-Qualified, 6.350%, 10/15/09
  1,000,000    Commonwealth of Puerto Rico, Public Improvement Bonds of 1995 (General    7/05 at 101 1/2         AAA      1,068,880
                Obligation Bonds), 5.750%, 7/01/24
    440,000    Quaboag Regional School District General Obligation Bonds, 6.250%,            6/02 at 102         AAA        481,246
                6/15/08
               City of Salem, Massachusetts, General Obligation Bonds:
    500,000     6.800%, 8/15/09                                                              8/01 at 102         AAA        549,020
    900,000     6.000%, 7/15/10                                                              7/02 at 102         AAA        974,295
    220,000    Taunton, Massachusetts, General Obligation Bonds, 6.800%, 9/01/09             9/01 at 103         AAA        243,778
    455,000    Town of Wareham, Massachusetts, General Obligation School Bonds,              1/01 at 103         AAA        500,404
                7.050%, 1/15/07
    215,000    Town of Whately, Massachusetts, General Obligation Bonds, 6.350%, 1/15/09     1/02 at 102         AAA        234,612
  1,210,000    Town of Winchendon, Massachusetts, Unlimited Tax, General Obligation Bonds,   3/03 at 102         AAA      1,321,647
                6.050%, 3/15/10
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited -- 2.5%
  1,500,000    Massachusetts Industrial Finance Agency, Library Revenue Bonds (Malden        1/05 at 102         AAA      1,764,480
                Public Library Project), Series 1994, 7.250%, 1/01/15
-----------------------------------------------------------------------------------------------------------------------------------
               Transportation -- 3.0%
  9,500,000    Massachusetts Turnpike Authority, Metropolitan Highway System Revenue        No Opt. Call         AAA      2,116,410
                Bonds, 1997 Series C (Senior), 0.000%, 1/01/29
-----------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed -- 21.8%
  1,000,000    City of Boston, Massachusetts, General Obligation Bonds, 1991 Series A,       7/01 at 102         AAA      1,098,290
                6.750%, 7/01/11 (Pre-refunded to 7/01/01)
    500,000    City of Boston, Massachusetts, Revenue Bonds, Boston City Hospital            8/00 at 102         Aaa        545,560
                (FHA Insured Mortgage), Series A, 7.625%, 2/15/21
                (Pre-refunded to 8/15/00)

               Portfolio of Investments (Unaudited)
               Nuveen Massachusetts Insured Municipal Bond Fund (continued) August 31, 1998

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed (continued)

$   500,000    City of Fall River, Massachusetts General Obligation Bonds, 7.200%,           6/01 at 102         AAA     $  553,760
                 6/01/10 (Pre-refunded to 6/01/01)

    250,000    City of Holyoke, Massachusetts, General Obligation Bonds, 8.150%,             6/02 at 103         AAA        294,080
                 6/15/06 (Pre-refunded to 6/15/02)

    450,000    City of Leominster, Massachusetts, General Obligation Bonds, 7.500%,          4/00 at 102         AAA        485,006
                 4/01/09 (Pre-refunded to 4/01/00)

    250,000    Lynn, Massachusetts, Water and Sewer Commission, General Revenue             12/00 at 102         AAA        273,463
                 Bonds, 1990 Series A, 7.250%, 12/01/10 (Pre-refunded to 12/01/00)

    250,000    Massachusetts Bay Transportation Authority, General Transportation            3/99 at 102         AAA        259,433
                 System, 1989 Series A, 7.100%, 3/01/13 (Pre-refunded to 3/01/99)

    250,000    Massachusetts Bay Transportation Authority, Certificates of                   8/00 at 102         AAA        273,003
                 Participation, 1990 Series A, 7.650%, 8/01/15 (Pre-refunded to 8/01/00)

    250,000    Commonwealth of Massachusetts General Obligation, 7.250%, 3/01/09             3/00 at 102         AAA        267,865
                 (Pre-refunded to 3/01/00)

     25,000    The Commonwealth of Massachusetts, General Obligation Bonds,                  6/02 at 101         AAA         27,531
                 Consolidated Loan of 1992, Series A, 6.500%, 6/01/08 (Pre-refunded to 6/01/02)

    340,000    Massachusetts State, General Obligation Bonds, Consolidated Loan              6/02 at 100         AAA        365,582
                 Series 1992-A, 6.000%, 6/01/13 (Pre-refunded to 6/01/02)

    860,000    The Commonwealth of Massachusetts, General Obligation Bonds,                  6/02 at 100         AAA        924,706
                 Consolidated Loan of 1992, Series A,  6.000%, 6/01/13 (Pre-refunded to 6/01/02)

    500,000    Massachusetts Health and Educational Facilities Authority, Revenue           10/01 at 102         AAA        554,225
                 Bonds, Berklee College of Music Issue, Series C, 6.875%, 10/01/21
                 (Pre-refunded to 10/01/01)

  1,000,000    Massachusetts Health and Educational Facilities Authority, Revenue            7/01 at 102         AAA      1,097,440
                 Bonds, Brigham and Womens Hospital Issue, Series D, 6.750%, 7/01/24
                 (Pre-refunded to 7/01/01)

    500,000    Massachusetts Health and Educational Facilities Authority, Revenue            7/99 at 102       A+***        526,030
                 Bonds, Baystate Medical Center Issue, Series C, 7.500%, 7/01/20
                 (Pre-refunded to 7/01/99)

    250,000    Massachusetts Health and Educational Facilities Authority, Revenue            7/00 at 102         AAA        271,510
                 Bonds, South Shore Hospital Issue, Series C, 7.500%, 7/01/20
                 (Pre-refunded to 7/01/00)

    500,000    Massachusetts Health and Educational Facilities Authority, Revenue            7/00 at 102         AAA        544,965
                 (Stonehill College), 7.700%, 7/01/20 (Pre-refunded to 7/01/00)

    250,000    Massachusetts Health and Educational Facilities Authority, Revenue            7/99 at 102         AAA        262,668
                 Bonds, Beverly Hospital Issue, Series D, 7.300%, 7/01/19
                 (Pre-refunded to 7/01/99)

  1,000,000    Massachusetts Port Authority, Revenue Bonds, Series 1982, 13.000%,           No Opt. Call         AAA      1,719,520
                 7/01/13

    250,000    Massachusetts Industrial Finance Agency, Revenue Bonds, Milton Academy        9/99 at 102         AAA        264,060
                 Issue, Series A, 7.250%, 9/01/19 (Pre-refunded to 9/01/99)

    375,000    Massachusetts Industrial Finance Agency, Revenue Bonds, Museum of            11/99 at 102         AAA        398,340
                 Science Issue, Series 1989, 7.300%, 11/01/09 (Pre-refunded to 11/01/99)

    500,000    Town of Monson, Massachusetts, General Obligation School Project Loan,       10/00 at 102         AAA        550,095
                 Act of 1948 Bonds, 7.700%, 10/15/10 (Pre-refunded to 10/15/00)

               North Middlesex Regional School District, School Bonds of 1990, 7.200%,
               6/15/08:
    270,000      7.200%, 6/15/08 (Pre-refunded to 6/15/00)                                   6/00 at 103         AAA        294,219
    245,000      7.200%, 6/15/09 (Pre-refunded to 6/15/00)                                   6/00 at 103         AAA        266,977

    270,000    Town of Palmer, Massachusetts, General Obligation School Bonds of             3/00 at 102         AAA        289,480
                 1990, Series A, School Project Loan of 1948, 7.300%, 3/01/10
                 (Pre-refunded to 3/01/00)

    250,000    Town of Palmer, Massachusetts, General Obligation Bonds, School              10/00 at 102         AAA        274,706
                 Project Loan, Act of 1948, 1990 Series B, 7.700%, 10/01/10
                 (Pre-refunded to 10/01/00)

    515,000    Southern Berkshire Regional School District, General Obligation Bonds,        4/02 at 102         AAA        587,022
                 7.500%, 4/15/07 (Pre-refunded to 4/15/02)

  1,145,000    Southern Berkshire Regional School District, Massachusetts, General           4/02 at 102         AAA      1,294,513
                 Obligation School Bonds, 7.000%, 4/15/11 (Pre-refunded to 4/15/02)

  Principal                                                                               Optional Call                      Market
     Amount    Description                                                                  Provisions*    Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed (continued)

$   250,000    City of Springfield, Massachusetts, Municipal Purpose Loan of 1998          11/98 at 103          AAA    $   258,910
                (General Obligation Bonds), 7.000%, 11/01/07 (Pre-refunded to 11/01/98)

    250,000    City of Westfield, Massachusetts, General Obligation Bonds, 7.100%,         12/00 at 102          AAA        273,324
                12/15/08 (Pre-refunded to 12/15/00)

    160,000    City of Worcester, Massachusetts, General Obligation Bonds, 6.900%,          5/02 at 102          AAA        179,617
                5/15/07 (Pre-refunded to 5/15/02)
-----------------------------------------------------------------------------------------------------------------------------------
               Utilities -- 1.9%

  1,300,000    Massachusetts Municipal Wholesale Electric Company, Power Supply             7/03 at 102          AAA      1,329,730
                System Revenue Bonds, 1993 Series A, 5.000%, 7/01/10
-----------------------------------------------------------------------------------------------------------------------------------
               Water and Sewer -- 0.7%

    500,000    Boston Water and Sewer Commission (A Public Instrumentality of              11/98 at 100          AAA        502,950
                The Commonwealth of Massachusetts), General Revenue Bonds,
                1988 Series A (Subordinated Series), 7.250%, 11/01/06
-----------------------------------------------------------------------------------------------------------------------------------
$70,560,000    Total Investments -- (cost $62,951,007) -- 97.4%                                                          68,541,456
===========------------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities -- 2.6%                                                                      1,798,001
               --------------------------------------------------------------------------------------------------------------------
               Net Assets -- 100%                                                                                       $70,339,457
               ====================================================================================================================


* Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**   Ratings: Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.


                                 See accompanying notes to financial statements.

                   Statement of Net Assets (Unaudited)
                   August 31, 1998

                                                                                                            Massachusetts
                                                                            Connecticut    Massachusetts          Insured
--------------------------------------------------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market value (note 1)             $ 238,190,381     $ 88,408,494     $ 68,541,457
Temporary investments in short-term municipal securities,
  at amortized cost, which approximates market value (note 1)                        --        1,000,000               --
Cash                                                                                 --               --        1,066,603
Receivables:
  Interest                                                                    3,605,918        1,080,753          981,254
  Shares sold                                                                   417,436        1,114,658           24,439
Other assets                                                                      6,681              569              579
--------------------------------------------------------------------------------------------------------------------------
  Total assets                                                              242,220,416       91,604,474       70,614,332
--------------------------------------------------------------------------------------------------------------------------
Liabilities
Cash overdraft                                                                  935,265          817,690               --
Payable for shares redeemed                                                     208,580               --           29,228
Accrued expenses:
  Management fees (note 6)                                                      109,823           40,128           32,460
  12b-1 distribution and service fees (notes 1 and 6)                            50,389            4,843            6,228
  Other                                                                          24,992            8,486           10,256
Dividends payable                                                               412,548          258,956          196,703
--------------------------------------------------------------------------------------------------------------------------
  Total liabilities                                                           1,741,597        1,130,103          274,875
--------------------------------------------------------------------------------------------------------------------------
Net assets (note 7)                                                       $ 240,478,819     $ 90,474,371     $ 70,339,457
==========================================================================================================================
Class A Shares (note 1)
Net assets                                                                $ 220,316,040     $ 11,877,051     $ 10,271,040
Shares outstanding                                                           20,184,314        1,171,674          966,134
Net asset value and redemption price per share                            $       10.92     $      10.14     $      10.63
Offering price per share (net asset value per share plus maximum sales
  charge of 4.20% on offering price)                                      $       11.40     $      10.58     $      11.10
==========================================================================================================================
Class B Shares (note 1)
Net assets                                                                $   6,986,814     $  2,152,750     $    883,585
Shares outstanding                                                              641,336          211,955           83,065
Net asset value, offering and redemption price per share                  $       10.89     $      10.16     $      10.64
==========================================================================================================================
Class C Shares (note 1)
Net assets                                                                $  12,516,536     $  2,672,837     $  1,348,039
Shares outstanding                                                            1,148,908          265,250          127,129
Net asset value, offering and redemption price per share                  $       10.89     $      10.08     $      10.60
==========================================================================================================================
Class R Shares (note 1)
Net assets                                                                $     659,429     $ 73,771,733     $ 57,836,793
Shares outstanding                                                               60,277        7,298,552        5,437,081
Net asset value, offering and redemption price per share                  $       10.94     $      10.11     $      10.64
==========================================================================================================================

                                 See accompanying notes to financial statements.

Statement of Operations (Unaudited)
Six Months Ended August 31, 1998

                                                                                                       Massachusetts
                                                                         Connecticut   Massachusetts         Insured
--------------------------------------------------------------------------------------------------------------------
Investment Income (note 1)                                                $6,822,279      $2,567,156      $1,988,331
--------------------------------------------------------------------------------------------------------------------
Expenses
Management fees (note 6)                                                     643,200         239,919         188,572
12b-1 service fees -- Class A (notes 1 and 6)                                217,877          10,508           9,352
12b-1 distribution and service fees -- Class B (notes 1 and 6)                26,126           6,879           3,480
12b-1 distribution and service fees -- Class C (notes 1 and 6)                46,571           8,429           4,943
Shareholders' servicing agent fees and expenses                               81,215          54,883          37,455
Custodian's fees and expenses                                                 34,740          29,309          25,346
Trustees' fees and expenses (note 6)                                           2,434           1,544           1,344
Professional fees                                                             14,509           5,123           4,769
Shareholders' reports -- printing and mailing expenses                        57,925          26,608          26,440
Federal and state registration fees                                            2,264           5,245           1,051
Portfolio insurance expense                                                       --              --           1,815
Other expenses                                                                 8,031           3,354           2,660
--------------------------------------------------------------------------------------------------------------------
Total expenses before expense reimbursement                                1,134,892         391,801         307,227
  Expense reimbursement (note 6)                                             (89,266)        (38,821)             --
--------------------------------------------------------------------------------------------------------------------
Net expenses                                                               1,045,626         352,980         307,227
--------------------------------------------------------------------------------------------------------------------
Net investment income                                                      5,776,653       2,214,176       1,681,104
--------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Investments
Net realized gain (loss) from investment transactions (notes 1 and 4)        (75,068)          3,054         (21,673)
Net change in unrealized appreciation or depreciation of investments       1,615,129         591,214         478,225
--------------------------------------------------------------------------------------------------------------------
Net gain from investments                                                  1,540,061         594,268         456,552
--------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                $7,316,714      $2,808,444      $2,137,656
====================================================================================================================

Statement of Changes in Net Assets (Unaudited)

                                           Connecticut                      Massachusetts                Massachusetts Insured
                                 -------------------------------   ------------------------------   ------------------------------
                                 Six Months Ended     Year Ended   Six Months Ended    Year Ended   Six Months Ended    Year Ended
                                          8/31/98        2/28/98            8/31/98       2/28/98            8/31/98       2/28/98
----------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                $  5,776,653   $ 11,489,859        $ 2,214,176   $ 4,455,881        $ 1,681,104   $ 3,372,157
Net realized gain (loss) from
 investment transactions
 (notes 1 and 4)                          (75,068)       189,964              3,054       270,739            (21,673)      221,510
Net change in unrealized
 appreciation or depreciation
 of investments                         1,615,129      6,726,949            591,214     1,315,343            478,225       960,239
----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
 from operations                        7,316,714     18,406,772          2,808,444     6,041,963          2,137,656     4,553,906
----------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders
 (note 1)
From undistributed net
 investment income:
  Class A                              (5,374,314)   (10,989,264)          (264,154)     (420,405)          (224,351)     (394,204)
  Class B                                (114,486)       (59,967)           (30,305)      (12,202)           (14,718)       (7,953)
  Class C                                (270,943)      (419,099)           (49,943)      (65,022)           (28,058)      (44,444)
  Class R                                 (15,262)       (17,894)        (1,925,961)   (3,950,179)        (1,423,713)   (2,925,848)
----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from
 distributions to shareholders         (5,775,005)   (11,486,224)        (2,270,363)   (4,447,808)        (1,690,840)   (3,372,449)
----------------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from sale of shares       17,847,537     25,394,964          9,552,320     8,022,615          3,928,497     4,862,078
Net proceeds from shares
 issued to shareholders
 due to reinvestment of
 distributions                          3,079,926      6,417,815          1,570,772     3,144,288          1,170,957     2,388,253
----------------------------------------------------------------------------------------------------------------------------------
                                       20,927,463     31,812,779         11,123,092    11,166,903          5,099,454     7,250,331
----------------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed               (14,314,862)   (23,469,546)        (6,098,357)   (8,874,610)        (2,550,945)   (6,580,186)
----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from
 Fund share transactions                6,612,601      8,343,233          5,024,735     2,292,293          2,548,509       670,145
----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets              8,154,310     15,263,781          5,562,816     3,886,448          2,995,325     1,851,602
Net assets at the beginning of
 period                               232,324,509    217,060,728         84,911,555    81,025,107         67,344,132    65,492,530
----------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period      $240,478,819   $232,324,509        $90,474,371   $84,911,555        $70,339,457   $67,344,132
==================================================================================================================================
Balance of undistributed net
 investment income at the end
 of period                           $     11,803   $     10,155        $    25,136   $    81,323        $     5,343   $    15,079
==================================================================================================================================

                                 See accompanying notes to financial statements.
23

Notes to Financial Statements (Unaudited)


1. General Information and Significant Accounting Policies

The Nuveen Flagship Multistate Trust II (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Flagship Connecticut Municipal Bond Fund ("Connecticut"), the Nuveen Massachusetts Municipal Bond Fund ("Massachusetts") and the Nuveen Massachusetts Insured Municipal Bond Fund ("Massachusetts Insured") (collectively the "Funds"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

Each Fund seeks to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.

Securities Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At August 31, 1998, there were no such outstanding purchase commitments in any of the Funds.

Investment Income

Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Dividends and Distributions to Shareholders

Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts on the first business day after month end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Funds. Net realized capital gains and market discount distributions are subject to federal taxation.

Insurance

Massachusetts Insured invests in municipal securities which are either covered by insurance or backed by an escrow or trust account containing sufficient U.S. government or U.S. government agency securities, both of which ensure the timely payment of principal and interest. Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio

Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Fund's shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance is effective only while the municipal securities are held by the Fund. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value of the Fund's shares include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Fund the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Flexible Sales Charge Program

Each Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a 1% contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available for purchases of over $1 million and in other limited circumstances.

Derivative Financial Instruments

The Funds may invest in certain derivative financial instruments including futures, forward, swap, option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the six months ended August 31, 1998.

Expense Allocation

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

2. Fund Shares

Transactions in Fund shares were as follows:

                                               Connecticut                                          Massachusetts
                             --------------------------------------------------    ------------------------------------------------
                                  Six Months                  Year Ended                 Six Months                Year Ended
                                 Ended 8/31/98                  2/28/98                Ended 8/31/98                2/28/98
                             ------------------------------------------------------------------------------------------------------
                             Shares       Amount        Shares        Amount        Shares      Amount       Shares       Amount
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                    961,953   $ 10,406,356    1,537,629   $ 16,474,829     268,322   $ 2,696,533     292,755   $ 2,911,172
  Class B                    295,081      3,181,930      339,187      3,623,542     143,806     1,449,026      75,039       748,530
  Class C                    382,933      4,134,636      444,025      4,723,004      83,786       836,726     104,408     1,031,535
  Class R                     11,503        124,615       53,941        573,589     349,698     4,570,035     336,646     3,331,378
Shares issued to shareholder
due to reinvestment of distributions:
  Class A                    264,273      2,859,328      578,075      6,132,935      15,993       160,787      26,383       262,341
  Class B                      5,599         60,491        2,614         28,078       1,495        15,059         533         5,354
  Class C                     14,311        154,510       23,910        253,777       2,169        21,687       3,865        38,216
  Class R                        516          5,597          280          3,025     136,960     1,373,239     286,472     2,838,377
-----------------------------------------------------------------------------------------------------------------------------------
                           1,936,169     20,927,463    2,979,661     31,812,779   1,002,229    11,123,092   1,126,101    11,166,903
-----------------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                   (997,713)   (10,782,418)  (2,133,260)   (22,598,891)    (34,568)     (347,222)   (125,362)   (1,245,649)
  Class B                     (2,238)       (24,206)      (8,576)       (93,295)     (8,917)      (89,956)         (1)          (10)
  Class C                   (318,633)    (3,443,449)     (72,981)      (777,360)    (12,753)     (127,512)     (9,048)      (89,159)
  Class R                     (5,968)       (64,789)           -              -    (446,323)   (5,533,667)   (760,819)   (7,539,792)
-----------------------------------------------------------------------------------------------------------------------------------
                          (1,324,552)   (14,314,862)  (2,214,817)   (23,469,546)   (502,561)   (6,098,357)   (895,230)   (8,874,610)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase                 611,617   $  6,612,601      764,844   $  8,343,233     499,668   $ 5,024,735     230,871   $ 2,292,293
===================================================================================================================================

                                                                                   Massachusetts Insured
                                                                       -----------------------------------------------
                                                                              Six Months             Year Ended
                                                                             Ended 8/31/98             2/28/98
                                                                       -----------------------------------------------
                                                                         Shares      Amount      Shares        Amount
----------------------------------------------------------------------------------------------------------------------
Shares sold:
   Class A                                                              169,509    $1,786,188    173,848    $1,817,609
   Class B                                                               27,079       285,701     62,675       658,125
   Class C                                                                6,404        67,490     37,089       389,926
   Class R                                                              169,835     1,789,118    192,043     1,996,418
Shares issued to shareholders due to reinvestment of distributions:
   Class A                                                               12,227       128,791     23,296       242,741
   Class B                                                                  233         2,456        285         2,989
   Class C                                                                2,389        25,098      3,712        38,566
   Class R                                                               96,263     1,014,612    201,982     2,103,957
----------------------------------------------------------------------------------------------------------------------
                                                                        483,939     5,099,454    694,930     7,250,331
----------------------------------------------------------------------------------------------------------------------
Shares redeemed:
    Class A                                                             (37,004)     (389,972)   (94,300)     (984,085)
    Class B                                                              (7,207)      (75,755)       --            --
    Class C                                                              (4,355)      (45,766)   (10,565)     (109,299)
    Class R                                                            (193,511)   (2,039,452)  (526,802)   (5,486,802)
----------------------------------------------------------------------------------------------------------------------
                                                                       (242,077)   (2,550,945)  (631,667)   (6,580,186)
----------------------------------------------------------------------------------------------------------------------
Net increase                                                            241,862   $ 2,548,509     63,263   $   670,145
======================================================================================================================

3. Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid October 1, 1998, to shareholders of record on September 9, 1998, as follows:

                                                                Massachusetts
                              Connecticut     Massachusetts           Insured
-----------------------------------------------------------------------------
Dividend per share:
   Class A                       $.0445          $.0420             $.0425
   Class B                        .0380           .0360              .0360
   Class C                        .0395           .0375              .0375
   Class R                        .0465           .0435              .0440
=============================================================================

4. Securities Transactions

Purchases and sales (including maturities) of investments in municipal securities and temporary municipal investments for the six months ended August 31, 1998, were as follows:

                                                                                   Massachusetts
                                            Connecticut        Massachusetts             Insured
------------------------------------------------------------------------------------------------
Purchases:
  Investments in municipal securities       $12,188,978         $8,875,981           $5,553,645
  Temporary municipal investments            11,900,000          8,800,000            5,550,000
Sales:
  Investments in municipal securities         5,185,600          5,429,133            5,598,077
  Temporary municipal investments            11,900,000          7,800,000            5,550,000
================================================================================================

At August 31, 1998, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for each Fund.

At February 28, 1998, the Funds' last fiscal year end, Connecticut and Massachusetts had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                            Connecticut           Massachusetts
-------------------------------------------------------------------------------
Expiration year:
 2003                                         $848,744               $ 22,054
 2004                                              --                 507,247
 2005                                              --                 156,261
-------------------------------------------------------------------------------
Total                                         $848,744               $685,562
===============================================================================

5. Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and gross unrealized depreciation of investments at August 31, 1998, were as follows:

                                                                                                  Massachusetts
                                                                    Connecticut   Massachusetts         Insured
---------------------------------------------------------------------------------------------------------------
Gross unrealized:
 appreciation                                                      $ 20,609,134     $ 7,049,786     $ 5,590,449
 depreciation                                                           (57,099)             --              --
---------------------------------------------------------------------------------------------------------------
Net unrealized appreciation                                        $ 20,552,035     $ 7,049,786     $ 5,590,449
===============================================================================================================

6. Management Fee and Other Transactions with Affiliates

Under the Trusts' investment management agreement with the Adviser, each Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net asset value of each Fund:

Average Daily Net Asset Value    Management Fee
-----------------------------------------------
For the first $125 million          .5500 of 1%
For the next $125 million           .5375 of 1
For the next $250 million           .5250 of 1
For the next $500 million           .5125 of 1
For the next $1 billion             .5000 of 1
For net assets over $2 billion      .4750 of 1
===============================================

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates.

The Adviser has agreed to waive part of its management fees or reimburse certain expenses of each Fund in order to limit total expenses to .75 of 1% of the average daily net asset value of Massachusetts and .975 of 1% of the average daily net asset value of Massachusetts Insured, excluding any 12b-1 fees applicable to Class A, B and C Shares. The Adviser may also voluntarily agree to reimburse additional expenses from time to time, which may be terminated at any time at its discretion.

During the six months ended August 31, 1998, the Distributor collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                                                                                                  Massachusetts
                                                                    Connecticut   Massachusetts         Insured
---------------------------------------------------------------------------------------------------------------
Gross sales charges collected                                      $    166,109     $    53,262     $    36,241
Paid to authorized dealers                                         $    143,757     $    46,560     $    30,224
===============================================================================================================

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the six months ended August 31, 1998, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                                                                                                  Massachusetts
                                                                    Connecticut   Massachusetts         Insured
---------------------------------------------------------------------------------------------------------------
Commission advances                                                $    199,310     $    38,868     $    29,262
===============================================================================================================

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended August 31, 1998, the Distributor retained such 12b-1 fees as follows:

                                                                                                  Massachusetts
                                                                    Connecticut   Massachusetts         Insured
---------------------------------------------------------------------------------------------------------------
12b-1 fees retained                                                $     39,641     $     7,572     $     3,303
===============================================================================================================


The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions for during the six months ended August 31, 1998, as follows:

                                                                                                  Massachusetts
                                                                    Connecticut   Massachusetts         Insured
---------------------------------------------------------------------------------------------------------------
CDSC retained                                                      $      1,797     $     7,858     $        40
===============================================================================================================

7. Composition of Net Assets

At August 31, 1998, the Funds had an unlimited number of $.01 par value shares authorized. Net assets consisted of:

                                                                                                  Massachusetts
                                                                    Connecticut   Massachusetts         Insured
---------------------------------------------------------------------------------------------------------------
Capital paid-in                                                    $220,837,662     $84,081,365     $64,760,494
Balance of undistributed net investment income                           11,803          25,136           5,343
Accumulated net realized gain (loss) from investment transactions      (922,681)       (681,916)        (16,829)
Net unrealized appreciation of investments                           20,552,035       7,049,786       5,590,449
---------------------------------------------------------------------------------------------------------------
Net assets                                                         $240,478,819     $90,474,371     $70,339,457
===============================================================================================================

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period is as follows:

Class (Inception Date)
                                            Investment Operations               Less Distributions
CONNECTICUT                           ---------------------------------   -----------------------------
                                                           Net
                          Beginning                  Realized/                                            Ending
                                Net          Net    Unrealized                   Net                         Net
Year Ended                    Asset   Investment    Investment            Investment   Capital             Asset        Total
February 28/29,               Value   Income (a)   Gain (Loss)    Total       Income     Gains    Total    Value   Return (b)
-------------------------------------------------------------------------------------------------------------------------------
Class A (7/87)**
1999 (g)                     $10.85         $.27         $ .07    $ .34       $(.27)     $  --   $(.27)   $10.92         3.17%
1998                          10.51          .56           .34      .90        (.56)        --    (.56)    10.85         8.75
1997 (c)                      10.23          .42           .28      .70        (.42)        --    (.42)    10.51         6.96
1996 (d)                      10.38          .57          (.14)     .43        (.58)        --    (.58)    10.23         4.18
1995 (d)                      10.17          .58           .22      .80        (.59)        --    (.59)    10.38         8.21
1994 (d)                      10.66          .59          (.39)     .20        (.60)      (.09)   (.69)    10.17         1.70
1993 (d)                      10.05          .61           .61     1.22        (.61)        --    (.61)    10.66        12.48
Class B (2/97)
1999 (g)                      10.83          .23           .06      .29        (.23)        --    (.23)    10.89         2.71
1998                          10.51          .48           .32      .80        (.48)        --    (.48)    10.83         7.76
1997 (e)                      10.53          .04          (.02)     .02        (.04)        --    (.04)    10.51          .19
Class C (10/93)**
1999 (g)                      10.83          .24           .06      .30        (.24)        --    (.24)    10.89         2.80
1998                          10.49          .50           .34      .84        (.50)        --    (.50)    10.83         8.17
1997 (c)                      10.22          .38           .27      .65        (.38)        --    (.38)    10.49         6.43
1996 (d)                      10.36          .52          (.14)     .38        (.52)        --    (.52)    10.22         3.71
1995 (d)                      10.16          .53           .20      .73        (.53)        --    (.53)    10.36         7.53
1994 (f)                      11.06          .33          (.84)    (.51)       (.33)      (.06)   (.39)    10.16        (6.48)*
Class R (2/97)
1999 (g)                      10.87          .28           .07      .35        (.28)        --    (.28)    10.94         3.28
1998                          10.51          .58           .36      .94        (.58)        --    (.58)    10.87         9.17
1997 (e)                      10.55          .01          (.05)    (.04)         --         --      --     10.51         (.38)
===============================================================================================================================

                                            Investment Operations               Less Distributions
MASSACHUSETTS                         ---------------------------------   -----------------------------
                                                           Net
                          Beginning                  Realized/                                            Ending
                                Net          Net    Unrealized                   Net                         Net
Year Ended                    Asset   Investment    Investment            Investment   Capital             Asset        Total
February 28/29,               Value   Income (a)   Gain (Loss)    Total       Income     Gains    Total    Value   Return (b)
-------------------------------------------------------------------------------------------------------------------------------
Class A (9/94)
1999 (d)                     $10.08         $.25         $ .07   $  .32       $(.26)     $  --   $(.26)   $10.14         3.20%
1998                           9.89          .52           .19      .71        (.52)        --    (.52)    10.08         7.38
1997                           9.94          .53          (.07)     .46        (.51)        --    (.51)     9.89         4.73
1996                           9.56          .51           .39      .90        (.52)        --    (.52)     9.94         9.62
1995 (c)                       9.54          .25           .03      .28        (.26)        --    (.26)     9.56         3.05
Class B (3/97)
1999 (d)                      10.10          .21           .07      .28        (.22)        --    (.22)    10.16         2.83
1998 (c)                       9.88          .45           .22      .67        (.45)        --    (.45)    10.10         6.93
Class C (10/94)
1999 (d)                      10.02          .22           .07      .29        (.23)        --    (.23)    10.08         2.94
1998                           9.83          .47           .19      .66        (.47)        --    (.47)    10.02         6.85
1997                           9.89          .45          (.08)     .37        (.43)        --    (.43)     9.83         3.90
1996                           9.51          .44           .39      .83        (.45)        --    (.45)     9.89         8.87
1995 (c)                       9.28          .19           .25      .44        (.21)        --    (.21)     9.51         4.86
Class R (12/86)
1999 (d)                      10.05          .26           .07      .33        (.27)        --    (.27)    10.11         3.30
1998                           9.86          .54           .19      .73        (.54)        --    (.54)    10.05         7.60
1997                           9.91          .54          (.06)     .48        (.53)        --    (.53)     9.86         4.99
1996                           9.54          .54           .38      .92        (.55)        --    (.55)     9.91         9.80
1995                           9.94          .54          (.40)     .14        (.54)        --    (.54)     9.54         1.64
1994                           9.91          .54           .04      .58        (.54)      (.01)   (.55)     9.94         5.96
===============================================================================================================================


                               Ratios/Supplemental Data
---------------------------------------------------------------------------------------------------
                                         Ratio                             Ratio
                                        of Net                            of Net
                   Ratio of         Investment       Ratio of         Investment
                   Expenses          Income to       Expenses          Income to
                 to Average            Average     to Average            Average
                 Net Assets         Net Assets     Net Assets         Net Assets
                     Before             Before          After              After     Portfolio
  Ending Net     Reimburse-         Reimburse-     Reimburse-         Reimburse-      Turnover
 Assets(000)           ment               ment        ment(a)            ment(a)          Rate
--------------------------------- ---------------------------------------------------------------
    $220,316           .91%*             4.86%*          .84%*             4.93%*            2%
     216,436           .85               5.15            .78               5.22             12
     209,873          1.02*              5.18*           .79*              5.41*            20
     202,219          1.03               5.23            .74               5.52             24
     203,210          1.03               5.54            .73               5.84             25
     202,607          1.03               5.14            .65               5.52             30
     184,743          1.04               5.50            .66               5.88             19

       6,987          1.66*              4.11*          1.60*              4.17*             2
       3,713          1.61               4.34           1.52               4.43             12
         102          1.59*              6.61*          1.12*              7.08*            20

      12,517          1.46*              4.31*          1.39*              4.38*             2
      11,586          1.41               4.59           1.33               4.67             12
       7,087          1.57*              4.65*          1.34*              4.88*            20
       7,243          1.58               4.67           1.29               4.96             24
       5,536          1.58               4.97           1.28               5.27             25
       4,360          1.77*              4.22*          1.22*              4.77*            30

         659           .71*              5.06*           .64*              5.13*             2
         590           .66               5.29            .57               5.38             12
           -             -              10.97*             -              10.97*            20
================================================================================================

*   Annualized.
** Information included prior to the nine months ended February 28, 1997, reflects the financial highlights of Flagship Connecticut.
(a) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized except where noted.
(c) For the nine months ended February 28.
(d) For the fiscal year ended May 31.
(e) From commencement of class operations as noted.
(f) From commencement of class operations as noted through May 31.
(g) For the six months ended August 31, 1998.

                               Ratios/Supplemental Data
---------------------------------------------------------------------------------------------------
                                         Ratio                             Ratio
                                        of Net                            of Net
                   Ratio of         Investment       Ratio of         Investment
                   Expenses          Income to       Expenses          Income to
                 to Average            Average     to Average            Average
                 Net Assets         Net Assets     Net Assets         Net Assets
                     Before             Before          After              After     Portfolio
  Ending Net     Reimburse-         Reimburse-     Reimburse-         Reimburse-      Turnover
 Assets(000)           ment               ment        ment(a)            ment(a)          Rate
--------------------------------- ---------------------------------------------------------------

    $ 11,877          1.04%*             4.84%*          .95%*             4.93%*            6%
       9,291          1.00               5.20            .95               5.25             17
       7,200          1.01               5.22            .99               5.24             10
       4,290          1.17               5.04           1.00               5.21              6
       1,067          1.87*              4.88*          1.00*              5.75*            17

       2,153          1.78*              4.07*          1.70*              4.15*             6
         763          1.77*              4.41*          1.70*              4.48*            17


       2,673          1.59*              4.28*          1.50*              4.37*             6
       1,924          1.55               4.64           1.50               4.69             17
         913          1.74               4.50           1.73               4.51             10
         638          2.24               3.96           1.75               4.45              6
         147          3.40*              3.46*          1.75*              5.11*            17

      73,772           .84*              5.05*           .75*              5.14*             6
      72,934           .80               5.40            .75               5.45             17
      72,912           .77               5.46            .75               5.48             10
      76,773           .82               5.42            .75               5.49              6
      71,568           .77               5.75            .75               5.77             17
      71,942           .81               5.32            .75               5.38              3
===================================================================================================

*   Annualized.
(a) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized.
(c) From commencement of class operations as noted.
(d) For the six months ended August 31, 1998.

  Selected data for a share outstanding throughout each period is as follows:

Class (Inception Date)

                                             Investment Operations            Less Distributions
                                        -------------------------------  ----------------------------
MASSACHUSETTS INSURED
                                                            Net
                             Beginning                Realized/                                          Ending
                                   Net         Net   Unrealized                 Net                         Net
Year Ended                       Asset  Investment   Investment          Investment   Capital             Asset       Total
February 28/29,                  Value   Income (a) Gain (Loss)   Total      Income     Gains   Total     Value  Return (b)
---------------------------------------------------------------------------------------------------------------------------
Class A (9/94)
1999 (d)                        $10.57        $.25        $ .07    $.32       $(.26)      $--   $(.26)   $10.63       3.03%
1998                             10.38         .52          .19     .71        (.52)       --    (.52)    10.57       7.04
1997                             10.49         .53         (.12)    .41        (.52)       --    (.52)    10.38       4.02
1996                             10.06         .51          .44     .95        (.52)       --    (.52)    10.49       9.59
1995 (c)                         10.03         .25          .04     .29        (.26)       --    (.26)    10.06       2.99
Class B (3/97)
1999 (d)                         10.57         .21          .08     .29        (.22)       --    (.22)    10.64       2.75
1998 (c)                         10.36         .44          .21     .65        (.44)       --    (.44)    10.57       6.45
Class C (9/94)
1999 (d)                         10.54         .22          .07     .29        (.23)       --    (.23)    10.60       2.75
1998                             10.35         .46          .19     .65        (.46)       --    (.46)    10.54       6.45
1997                             10.47         .45         (.13)    .32        (.44)       --    (.44)    10.35       3.17
1996                             10.04         .43          .44     .87        (.44)       --    (.44)    10.47       8.80
1995 (c)                          9.91         .20          .14     .34        (.21)       --    (.21)    10.04       3.52
Class R (12/86)
1999 (d)                         10.57         .26          .08     .34        (.27)       --    (.27)    10.64       3.22
1998                             10.38         .54          .19     .73        (.54)       --    (.54)    10.57       7.23
1997                             10.50         .54         (.12)    .42        (.54)       --    (.54)    10.38       4.16
1996                             10.06         .54          .44     .98        (.54)       --    (.54)    10.50       9.99
1995                             10.45         .55         (.39)    .16        (.55)       --    (.55)    10.06       1.77
1994                             10.44         .54           --     .54        (.53)       --    (.53)    10.45       5.22
===========================================================================================================================


                                Ratios/Supplemental Data
----------------------------------------------------------------------------------------------
                                       Ratio                            Ratio
                                      of Net                           of Net
                    Ratio of      Investment         Ratio of      Investment
                    Expenses       Income to         Expenses       Income to
                  to Average         Average       to Average         Average
                  Net Assets      Net Assets       Net Assets      Net Assets
                      Before          Before            After           After      Portfolio
  Ending Net      Reimburse-      Reimburse-       Reimburse-      Reimburse-       Turnover
Assets (000)            ment            ment         ment (a)        ment (a)           Rate
----------------------------------------------------------------------------------------------
   $10,271              1.04%*          4.75%*          1.04%*          4.75%*             8%
     8,679              1.03            4.98            1.03            4.98              23
     7,459              1.04            5.02            1.04            5.02              10
     5,291              1.09            4.92            1.07            4.94               1
     1,956              1.36*           5.13*           1.15*           5.34*             10

       884              1.79*           4.00*           1.79*           4.00*              8
       666              1.80*           4.20*           1.80*           4.20*             23

     1,348              1.59*           4.20*           1.59*           4.20*              8
     1,293              1.58            4.43            1.58            4.43              23
       957              1.78            4.29            1.78            4.29              10
       706              1.81            4.20            1.81            4.20               1
       338              2.07*           4.41*           1.90*           4.58*             10

    57,837               .84*           4.96*            .84*           4.96*              8
    56,707               .83            5.18             .83            5.18              23
    57,076               .80            5.26             .80            5.26              10
    60,102               .81            5.21             .81            5.21               1
    57,137               .79            5.54             .79            5.54              10
    58,255               .84            5.09             .84            5.09               3
==============================================================================================

  * Annualized.

(a) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory.

(b) Total returns are calculated on net asset value without any sales charge and are not annualized.

(c) From commencement of class operations as noted.

(d) For the six months ended August 31, 1998.

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Fund Information




Board of Trustees

Robert P. Bremmer

Lawrence H. Brown

Anthony T. Dean

Anne E. Impellizzeri

Peter R. Sawyers

William J. Schneider

Timothy R. Schwertfeger

Judith M. Stockdale


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[PHOTO OF JOHN NUVEEN, SR. APPEARS HERE]
John Nuveen, Sr.


Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today we offer a broad range of quality investments designed for individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them pursue their financial goals.

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  NUVEEN   1998
OUR SECOND CENTURY
helping investors sustain the wealth of a lifetime./SM/

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www.nuveen.com                                                        VSA-1-8-98

NUVEEN
MUNICIPAL
BONDS FUNDS

August 31, 1998

------------------------
Semiannual Report
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Dependable, tax-free income to help you keep more of what you earn.


[PHOTO APPEARS HERE]


New Jersey

New Jersey
Intermediate

New York

New York
Insured

Highlights

As of August 31, 1998
For Class A shares at net asset value


---------------------------------------------------------------------
Credit Quality                               Performance Highlights
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NUVEEN FLAGSHIP NEW JERSEY MUNICIPAL BOND FUND
[PIE CHART APPEARS HERE]
AAA/US Guaranteed 60%         .  Distribution rate of 4.97% and SEC 30-day yield of 4.54%*
AA                 9%         .  Taxable-equivalent yield of 7.03%**
A                  8%         .  One-year total return of 7.82%
BBB/NR            22%

NUVEEN FLAGSHIP NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND
[PIE CHART APPEARS HERE]
AAA/US Guaranteed 46%         . Distribution rate of 4.61% and SEC 30-day yield of 3.68%*
AA                21%         . One-year total return of 6.89%
A                  6%         . Taxable-equivalent total return of 9.59%
BBB/NR            27%

NUVEEN FLAGSHIP NEW YORK MUNICIPAL BOND FUND
[PIE CHART APPEARS HERE]
AAA/US Guaranteed 36%         . Distribution rate of 4.95% and SEC 30-day yield of 4.14%*
AA                13%         . Taxable-equivalent yield of 6.44%**
A                 23%         . One-year total return of 8.25%
BBB/NR            28%

NUVEEN NEW YORK INSURED MUNICIPAL BOND FUND
[PIE CHART APPEARS HERE]
INSURED           76%         . Distribution rate of 4.83% and SEC 30-day yield of 3.77%*
US Guaranteed     24%         . Taxable-equivalent yield of 5.86%**
                              . One-year total return of 7.34%

Contents
 1   Dear Shareholder
 3   New Jersey Portfolio
     Manager's Comments
 4   New Jersey Performance Overview
 5   New Jersey Intermediate
     Performance Overview
 6   New York Portfolio
     Manager's Comments
 7   New York Performance Overview
 8   New York Insured Performance Overview
 9   Portfolio of Investments
30   Statement of Net Assets
31   Statement of Operations
32   Statement of Changes in Net Assets
34   Notes to Financial Statements
40   Financial Highlights
44   Building Better Portfolios
45   Fund Information


* Distribution rate is computed by taking the most recent dividend per share, multiplying it as needed to annualize it, and dividing by the appropriate price per share (e.g., net asset value for purchases to be made without a load such as reinvestments from Nuveen Unit Trusts, or the maximum public offering price).

  SEC yield is computed by dividing the net investment income per share earned during the specified one month or 30-day period by the maximum offering price per share on the last day of the period.

  The distribution rate differs from yield and total return and therefore is not intended to be a complete measure of performance. Distribution rate may sometimes differ from yield because a Fund may be paying out more or less than it is earning and because it may not include the effect of amortization of bond premiums to the extent such premiums arise after the bonds were purchased.

** For investors in the 31% federal and applicable state income tax bracket. See your funds' Performance Overview in this report for more information.

[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]
Timothy R. Schwertfeger
Chairman of the Board

Wealth takes a lifetime to build. Once achieved, it should be preserved.

Dear Shareholder

I'm pleased to report that over the past 12 months, your Nuveen Municipal Bond Fund has continued to perform well, meeting its primary objectives of providing competitive levels of tax-free income and after-tax return. The strong market in fixed-income securities benefited from investors selecting quality investment vehicles like municipal bond funds.

THE ECONOMY IN REVIEW

Over the past year, the markets endured bouts of volatility, as the Asian financial crisis spilled over into emerging markets and affected economies around the globe. Investors responded by seeking a haven from this market volatility by choosing more conservative investments, such as municipal bond funds. As interest rates on municipal bonds continued to trend downward, the relative after-tax yields offered by these funds stimulated additional investor interest.

In the coming months, we will continue to watch several key factors affecting the future of the economy, including the strength of the dollar, employment figures, corporate earnings reports, and further interest rate indications from the Federal Reserve. These factors will influence the outlook for fixed-income markets during the remainder of the year.

MUNICIPAL MARKET REVIEW

During the past 12 months, declining interest rates drove yields on 30-year Treasuries to their lowest levels ever. The story in the municipal market, however, was different. As yields on the long Treasury bond reached historic lows, the yield on the Bond Buyer 40, an unmanaged index of long-term municipal bonds, fell 42 basis points - from 5.53% to 5.11%. As a result, the ratio between Treasury yields and municipal yields, as of August 31, stood at 92%, compared with the more typical range of 80-82%. For investors, this meant that municipal bonds offered 92% of the yield of a Treasury bond with comparable characteristics - before taxes were taken into account. As shown in the accompanying chart, municipal bonds have consistently provided very attractive taxable-equivalent yields compared with the taxable yield on Treasury bonds.

                                     -----

"Our expertise provides the key to building a well-balanced portfolio that achieves your financial goals."

One of the main factors in the steep decline in Treasury yields was the strong interest in these investments by international investors. As the economic turmoil in Asia continued to spread to other economies world-wide and the dollar strengthened against foreign currencies, the demand for U.S.-dollar denominated Treasury securities increased.

In the municipal market, where foreign investors do not benefit from the tax advantages of municipal bonds, low interest rates and a strong economy generated high levels of new issuance and refinancing of existing bonds. The first six months of 1998 saw $146 billion of new municipal issuance, up 51% over the same period in 1997, and $42 billion in refunding activity, an increase of 118% over last year. The continued strength of the U.S. economy has brought about improvements in the fundamental financial health of many municipalities and boosted the overall credit quality of municipal bonds. During the third quarter of this year, 3.5 municipal issuers received credit upgrades for every municipal downgrade. This trend enhanced Nuveen's value oriented investment approach, as the upgraded bonds increased in value, providing further benefits to investors.

NUVEEN EXPERTISE IS KEY

The key to taking advantage of the exceptional values currently available in the municipal market is the expertise of a proven investment manager. At Nuveen, we recognize the value of time-tested expertise. The high level of recent municipal issuance, for example, highlights the value of our expertise in the municipal market, as our portfolio management teams carefully select the securities best suited to help the funds achieve their investment objectives.

Nuveen has assembled a group of Premier Advisers (SM) that can provide years of experience and time-tested expertise in a given asset class. In addition to Nuveen Advisory Corporation, our Premier Adviser for tax-free investing, you can rely on our growing group of other advisers to provide the expertise that makes the difference in the equity market, including Institutional Capital Corporation for value investing and Rittenhouse Financial Services for growth investing. For more information about our funds managed by other Nuveen Premier Advisers, including charges and expenses, contact your financial adviser for a prospectus or Nuveen at (800) 621-7227. Read it carefully before you invest or send money.

We encourage you to talk with your financial adviser about the ways Nuveen's expanding selection of investments, together with our expertise, can help you establish the foundation of a diversified portfolio designed to build and sustain long-term financial security. When seeking quality investment solutions that withstand the test of time, you can count on Nuveen. Our expertise provides the key to building a well-balanced portfolio that achieves your financial goals.

Sincerely,

/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger

Chairman of the Board

October 15, 1998

                                     -----

Nuveen Flagship New Jersey Municipal Bond Fund

Nuveen Flagship New Jersey Intermediate Municipal Bond Fund

PORTFOLIO MANAGER'S COMMENTS

Portfolio Manager Tom Futrell discusses fund performance, the municipal market, and key investment strategies for the New Jersey funds for the period covered by this report.



STATE ECONOMIC AND MARKET REVIEW

Over the past 6 months, New Jersey's steady economic improvement has aided many of its battered municipalities. Certain indicators in the state, however, still lag those of the national economy, notably the unemployment rate, which has been impacted by high labor costs and a large number of regulations. Growth in the science and technology sectors has played a part in the state's recent economic performance. Many of these high tech companies are attracted to New Jersey by the state's existing base of large communications firms and drug companies.

Nonetheless, the health of New Jersey's economy did not translate into an increase in municipal bond supply. In a year that saw increased issuance in almost every state, New Jersey's was down 10% for the year. Furthermore, narrow spreads between the yields on higher- and lower-quality bonds intensified the challenge of identifying value in the markets.

FUND PERFORMANCE

Despite the declining interest rate environment of the past year, the Nuveen Flagship New Jersey Municipal Bond Fund and the Nuveen Flagship New Jersey Intermediate Municipal Bond Fund both provided investors with attractive taxable-equivalent yields on Class A shares at net value of 7.03% and 5.70%, respectively, based on the combined federal and state income tax rate of 35.4%. The tax-free yields for the funds were 4.54% and 3.68%, respectively, on Class A shares at net asset value.

Over the past year, the change in income earned by these portfolios, due to a decline in interest rates, necessitated a dividend reduction. The higher-yielding bonds that were called out of these portfolios were replaced with bonds paying lower interest rates, reflecting current market conditions.

For the one year period ended August 31, 1998, the Class A share total return at net asset value for the Nuveen Flagship New Jersey Municipal Bond Fund was 7.82%, which is equivalent to a taxable return of 10.76% on Class A shares at net asset value for investors in the combined 35.4% federal and state income tax bracket. The total return on net asset value for the New Jersey Intermediate Fund was 6.89% on Class A shares at net asset value, which is equivalent to a taxable return of 9.59% on Class A shares at net asset value for investors in the combined 35.4% federal and state income tax bracket. Those total returns compare to the annual returns of 8.65% and 7.62% posted by the Lehman Brothers Municipal Bond Index and the Lehman Brothers 7 Year Municipal Bond Index, respectively. These indexes are comprised of a broad range of investment grade municipal bonds and do not reflect any initial or ongoing expenses.

The performance of the funds continues to be impacted by the funds' relatively short durations. Duration measures a bond fund's price volatility, or reaction to interest rate movements. The shorter the duration, the less sensitive the fund is to interest rate changes. When compared to their peers, many of which maintain considerably longer durations, the New Jersey funds may experience a smaller impact from changes in the interest rate environment.

KEY STRATEGIES

In terms of the funds' specific holdings, there were several success stories last year. Among them were the acquisition of a number of higher-yielding alternative minimum tax bonds and insured health care issues, all of which were discovered by Nuveen's experienced bond research team. In addition, we were able to enhance the predictability of the funds' income streams by selling a number of bonds that were subject to be called away by their issuers.

OUTLOOK FOR THE FUTURE

As previously announced, the merger of the Nuveen Flagship New Jersey Municipal Bond Fund and the Nuveen Flagship New Jersey Intermediate Municipal Bond Fund was completed September 11, 1998. We view this as an opportunity for shareholders in both funds to benefit from increased operating efficiencies. We will continue to manage the merged portfolio with an eye toward purchasing undervalued securities that provide attractive interest income exempt from federal and state income taxes as is consistent with preservation of capital.

To achieve this goal, we will continue to work with Nuveen's research team, a valuable asset in our search for undervalued securities. Specifically, we will work to improve the fund's structure, looking for bonds with better call protection, attractive yields, and those selling at a discount to their par value. We will also take steps to extend the portfolio's duration,allowing us to participate more actively in healthy municipal market conditions.

                                     ----

                Nuveen Flagship New Jersey Municipal Bond Fund
                             PERFORMANCE OVERVIEW
                             As of August 31, 1998

Monthly Tax-Free Dividends (Class A Shares)

          [BAR CHART APPEARS HERE]

               9/97     0.0465
              10/97     0.0465
              11/97     0.0465
              12/97     0.0465
               1/98     0.045
               2/98     0.045
               3/98     0.045
               4/98     0.045
               5/98     0.045
               6/98     0.045
               7/98     0.044
               8/98     0.044

Portfolio Statistics

SHARE CLASS                                                     A        B        C          R
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Inception Date                                               9/94     2/97     9/94      12/91
Net Asset Value                                            $10.63   $10.63   $10.61   $  10.64
Total Net Assets ($000)                                                               $102,621
Average Weighted Maturity (Years)                                             18.24
Average Weighted Duration (Years)                                              6.72
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Annualized Total Return/1/

SHARE CLASS                                       A(NAV)  A(OFFER)       B        C          R
------------------------------------------------------------------------------------------------
1-Year                                             7.82%     3.24%    6.92%    7.18%      8.05%
5-Year                                             5.80%     4.90%    5.07%    5.10%      6.07%
Since Inception                                    7.14%     6.44%    6.40%    6.41%      7.41%
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Tax-Free Yields

SHARE CLASS                                       A(NAV)  A(OFFER)       B        C          R
------------------------------------------------------------------------------------------------
Distribution Rate                                  4.97%     4.76%    4.23%    4.47%      5.19%
SEC 30-Day Yield                                   4.54%     4.35%    3.80%    4.00%      4.75%
Taxable Equivalent Yield/2/                        7.03%     6.73%    5.88%    6.19%      7.35%
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Top 5 Sectors (as a % of total investments)

Transportation                               15%
Tax Obligation (General)                     13%
Tax Obligation (Limited)                     13%
U.S. Guaranteed                              12%
Health Care                                   9%
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1 Class R share returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

2 Based on SEC yield and a combined federal and state income tax rate of 35.4%. Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

                                      -----

          Nuveen Flagship New Jersey Intermediate Municipal Bond Fund
                             PERFORMANCE OVERVIEW
                             As of August 31, 1998

Monthly Tax-Free Dividends (Class A Shares)

[BAR CHART APPEARS HERE]

      9/97   0.042
     10/97   0.042
     11/97   0.042
     12/97   0.042
      1/98   0.0415
      2/98   0.0415
      3/98   0.0415
      4/98   0.0415
      5/98   0.0415
      6/98   0.0415
      7/98   0.0405
      8/98   0.0405

Portfolio Statistics

SHARE CLASS                                                 A        C         R
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Inception Date                                           9/92     3/97      3/97
Net Asset Value                                        $10.55   $10.57   $ 10.55
Fund Net Assets ($000)                                                   $10,673
Average Weighted Maturity (Years)                                           7.84
Average Weighted Duration (Years)                                           5.21
--------------------------------------------------------------------------------

Annualized Total Return/1/

SHARE CLASS                                 A(NAV)    A(Offer)       C         R
--------------------------------------------------------------------------------
1-Year                                      6.89%       3.69%    6.33%     7.03%
5-Year                                      5.24%       4.61%    4.86%     5.31%
Since Inception                             6.52%       5.97%    6.13%     6.58%
--------------------------------------------------------------------------------

Tax-Free Yields

SHARE CLASS                                 A(NAV)    A(Offer)       C         R
--------------------------------------------------------------------------------
Distribution Rate                           4.61%       4.47%    4.09%     4.83%
SEC 30-Day Yield                            3.68%       3.57%    3.14%     3.89%
Taxable Equivalent Yield/2/                 5.70%       5.53%    4.86%     6.02%
--------------------------------------------------------------------------------

Top 5 Sectors (as a % of total investments)

Tax Obligation (General)                     28%
Tax Obligation (Limited)                     25%
Health Care                                  11%
Education and Civic Organizations             8%
Industrial (Other)                            8%
-------------------------------------------------

1 Class A share returns are actual. Class C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 3.0% maximum sales charge. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

2 Based on SEC yield and a combined federal and state income tax rate of 35.4%. Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

                                     -----

Nuveen Flagship New York MUnicipal Bond Fund

Nuveen New York Insured Municipal Bond Fund

PORTFOLIO MANAGER'S COMMENTS

Portfolio Manager Dan Solender discusses fund performance, the municipal market, and key investment strategies for the New York funds for the period covered by this report.

STATE ECONOMIC AND MARKET REVIEW

New York state turned in an improved economic performance in the last 6 months. Job growth picked up, leading to improved unemployment figures in many areas. In particular, the New York City metro area showed continued strength, driven in part by the performance of the securities industry. Growth in this region of the state more than offset continued sluggishness in many upstate economies.

Activity in the state's municipal bond market was strong during the last 12 months. New York was responsible for the nation's greatest volume of municipal issuance, increasing 64% from August 1997, particularly from New York City and in sectors financed by state authorities. One event of particular note was a $3.5 billion issue by the Long Island Power Authority, the largest municipal deal ever. In addition, New York City saw its debt upgraded by Standard & Poor's, attracting many new buyers.

FUND PERFORMANCE

Despite the declining interest rate environment of the past year, the Nuveen Flagship New York Municipal Bond Fund and the Nuveen New York Insured Municipal Bond Fund both provided investors with attractive taxable-equivalent yields of 6.44% and 5.86% on Class A shares at net asset value respectively, based on the combined federal and state income tax rate of 35.7%. The tax-free distribution rates for the funds were 4.95% and 4.83% respectively, and the SEC 30-day yields were 4.14% and 3.77% respectively, on Class A shares at net asset value.

Over the past year, the change in income level earned by these portfolios, due to interest rate volatility in the municipal bond market, necessitated dividend reductions. The higher-yielding bonds that were called or sold out of the portfolios were replaced with bonds paying lower interest rates, reflecting current market conditions. However, as Tim mentioned in his letter to shareholders, these funds still provide competitive levels of tax-free income, especially when considering their after-tax yields.

For the one year period ended August 31, 1998, the total return for Class A shares on net asset value for the Nuveen Flagship New York Municipal Bond Fund was 8.25%, which is equivalent to a taxable return of 11.25% for investors in the combined 35.7% federal and state income tax bracket. The total return for Class A shares at net asset value for the Nuveen New York Insured Municipal Bond Fund was 7.34%, which is equivalent to a taxable return of 10.18% for Class A shares at net asset value for investors in the combined 35.7% federal and state income tax bracket.

Those total returns compare to the annual returns of 9.07% and 9.21% posted by the Lehman Brothers New York Municipal Bond Index and New York Insured Municipal Bond Index, respectively. These indexes are comprised of a broad range of investment-grade or insured municipal bonds and do not reflect any initial or ongoing expenses.

The performance of the funds continues to be impacted by the funds' relatively short durations. Duration measures a bond fund's price volatility, or reaction to interest rate movements. The shorter the duration, the less sensitive the fund is to interest rate changes. When compared to their peers, many of which maintain considerably longer durations, the New York funds will experience a smaller impact from a declining interest rate environment because they are well-cushioned from market volatility.

KEY STRATEGIES

Due to the abundance of new issues in the primary market, there were many attractive opportunities over the past 6 months, especially in smaller deals. Despite the minimal difference in yield between insured and uninsured paper, new investments for the Nuveen Flagship New York Municipal Bond Fund focused on A-rated or Flagship bonds. There are two main reasons for this strategy. First, the credit quality for both the state and city levels has improved dramatically, thereby increasing the attractiveness of many of the bonds currently available. Second, with an active market for lower investment grade bonds in New York, liquidity in the market is good and compensates for the lower than usual yield difference between AAA-rated and investment grade bonds. As for the Nuveen New York Insured Municipal Bond Fund, new investments for the portfolio were made in a range of sectors, including education (Fordham University), airports (Niagra Frontier Airport), and health care (North Shore Hospital).

OUTLOOK FOR THE FUTURE

We will continue to manage the funds with an eye toward purchasing undervalued securities that provide attractive interest income exempt from federal and state income taxes as is consistent with preservation of capital. To achieve this goal, we will continue to work with Nuveen's research team, a valuable asset in our search for undervalued securities.

Both funds will focus on bonds with similar long-term maturities to take advantage of the higher yields available. The Nuveen Flagship New York Municipal Bond Fund will strive to find more attractively priced , lower investment grade bonds while the Nuveen New York Insured Municipal Bond Fund will continue to take advantage of the big supply of insured long term bonds.

                                     -----

                 Nuveen Flagship New York Municipal Bond Fund
                             PERFORMANCE OVERVIEW
                             As of August 31, 1998


Monthly Tax-Free Dividends (Class A shares)

[BAR CHART APPEARS HERE]

      9/97   0.0475
     10/97   0.0475
     11/97   0.0475
     12/97   0.0475
      1/98   0.0475
      2/98   0.0475
      3/98   0.0475
      4/98   0.0475
      5/98   0.0475
      6/98   0.0475
      7/98   0.0455
      8/98   0.0455

Portfolio Statistics

SHARE CLASS                                                    A        B        C          R
-----------------------------------------------------------------------------------------------
Inception Date                                              9/94     2/97     9/94      12/86
Net Asset Value                                           $11.04   $11.05   $11.08   $  11.08
Total Net Assets ($000)                                                              $252,900
Average Weighted Maturity (Years)                                                       21.26
Average Weighted Duration (Years)                                                        6.32
-----------------------------------------------------------------------------------------------

Annualized Total Return/1/

SHARE CLASS                                      A(NAV)  A(Offer)       B        C          R
----------------------------------------------------------------------------------------------
1-Year                                            8.25%     3.71%    7.42%    7.73%      8.51%
5-Year                                            6.04%     5.13%    5.35%    5.44%      6.36%
10-Year                                           8.24%     7.77%    7.67%    7.52%      8.53%
----------------------------------------------------------------------------------------------

Tax-Free Yields

SHARE CLASS                                      A(NAV)  A(Offer)       B        C          R
----------------------------------------------------------------------------------------------
Distribution Rate                                 4.95%     4.74%    4.18%    4.39%      5.14%
SEC 30-Day Yield                                  4.14%     3.97%    3.40%    3.59%      4.34%
Taxable Equivalent Yield/2/                       6.44%     6.17%    5.29%    5.58%      6.75%
----------------------------------------------------------------------------------------------

Top 5 Sectors (as a % of total investments)
Tax Obligation (Limited)                                27%
U.S. Guaranteed                                         17%
Education and Civic Organizations                       12%
Health Care                                             12%
Tax Obligation (General)                                 8%
------------------------------------------------------------

1 Class R share returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

2 Based on SEC yield and a combined federal and state income tax rate of 35.7%. Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

                                     -----

                  Nuveen New York Insured Municipal Bond Fund
                             PERFORMANCE OVERVIEW
                             As of August 31, 1998

Monthly Tax-Free Dividends (Class A Shares)

             [BAR CHART APPEARS HERE]
                 9/97      0.0445
                10/97      0.0445
                11/97      0.0445
                12/97      0.0445
                 1/98      0.0445
                 2/98      0.0445
                 3/98      0.0445
                 4/98      0.0435
                 5/98      0.0435
                 6/98      0.0435
                 7/98      0.0435
                 8/98      0.0435

Portfolio Statistics

SHARE CLASS                                                   A        B        C          R
-----------------------------------------------------------------------------------------------
Inception Date                                             9/94     2/97     9/94      12/86
Net Asset Value                                          $10.80   $10.81   $10.79   $  10.81
Total Net Assets ($000)                                                             $365,341
Average Weighted Maturity (Years)                                                      20.68
Average Weighted Duration (Years)                                                       5.65
-----------------------------------------------------------------------------------------------

Annualized Total Return/1/

SHARE CLASS                                     A(NAV)  A(OFFER)       B        C          R
-----------------------------------------------------------------------------------------------
1-Year                                           7.34%     2.86%    6.62%    6.75%      7.62%
5-Year                                           5.14%     4.24%    4.40%    4.46%      5.41%
10-Year                                          7.85%     7.38%    7.26%    7.10%      8.12%
-----------------------------------------------------------------------------------------------

Tax-Free Yields

SHARE CLASS                                     A(NAV)  A(OFFER)       B        C          R
-----------------------------------------------------------------------------------------------
Distribution Rate                                4.83%     4.63%    4.05%    4.28%      5.00%
SEC 30-Day Yield                                 3.77%     3.61%    3.02%    3.22%      3.96%
Taxable Equivalent Yield/2/                      5.86%     5.61%    4.70%    5.01%      6.16%
-----------------------------------------------------------------------------------------------

Top 5 Sectors (as a % of total investments)

U.S. Guaranteed                              24%
Health Care                                  16%
Education and Civic Organizations            13%
Tax Obligation (General)                     10%
Housing (Multifamily)                         9%
--------------------------------------------------

1 Class R share returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

2 Based on SEC yield and a combined federal and state income tax rate of 35.7%. Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

                                     -----

                PORTFOLIO OF INVESTMENTS (UNAUDITED)
                NUVEEN FLAGSHIP NEW JERSEY MUNICIPAL BOND FUND
                August 31, 1998

   PRINCIPAL                                                                               OPTIONAL CALL                     MARKET
    AMOUNT      DESCRIPTION                                                                  PROVISIONS*     RATINGS**        VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CAPITAL GOODS - 6.2%

 $5,955,000     New Jersey Economic Development Authority, Economic Development Bonds          No Opt. Call   N/R       $ 6,133,650
                 (Bridgewater Resources Inc. Project), 1994 Series A, 8.375%, 11/01/04
                 (Alternative Minimum Tax)

    180,000     New Jersey Economic Development Authority, Economic Growth Bonds,          12/02 at 101 1/2   Aa3           195,329
                 Composite Issue-1992 Second Series A3, 6.550%, 12/01/07 (Alternative
                 Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 5.3%

  1,000,000     New Jersey Economic Development Authority, Economic Development Bonds          No Opt. Call   N/R         1,276,580
                 (Yeshiva KTana of Passaic-1992 Project), 8.000%, 9/15/18

    870,000     New Jersey Educational Facilities Authority, Trenton State College Issue,      No Opt. Call    A+           872,018
                 Revenue Bonds, Series 1976 D, 6.750%, 7/01/08

    410,000     New Jersey Educational Facilities Authority, Revenue Refunding Bonds            7/03 at 102   BBB           419,053
                 (Monmouth College), Series 1993-A, 5.625%, 7/01/13

    835,000     New Jersey Educational Facilities Authority, Princeton University Revenue       7/04 at 100   AAA           907,319
                 Bonds, 1994 Series A, 5.875%, 7/01/11

  2,000,000     New Jersey Educational Facilities Authority, Revenue Bonds, Trenton State       7/06 at 101   AAA         2,002,920
                 College Issue, Series 1996 A, 5.125%, 7/01/24
-----------------------------------------------------------------------------------------------------------------------------------
                FOREST AND PAPER PRODUCTS - 0.3%

    250,000     New Jersey Economic Development Authority, Solid Waste Disposal Facility        4/02 at 102   Aa1           275,613
                 Revenue Bonds (Garden State Paper Company, Inc. Project), Series 1992,
                 7.125%, 4/01/22 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE - 8.5%

    700,000     New Jersey Health Care Facilities Financing Authority, Revenue Bonds,           7/00 at 102   AAA           748,832
                 Community Medical Center/Kensington Manor Care Center Issue, Series E,
                 7.000%, 7/01/20

    945,000     New Jersey Health Care Facilities Financing Authority, Revenue Bonds,           7/00 at 100     A           965,365
                 Intercare Health Systems, Inc.,
                 J.F.K. Medical Center Issue, Series 1988, 7.625%, 7/01/18

  1,200,000     New Jersey Health Care Facilities Financing Authority, Revenue And              7/07 at 102   AAA         1,219,248
                 Refunding Bonds, Holy Name Hospital Issue, Series 1997, 5.250%, 7/01/20

    200,000     New Jersey Health Care Facilities Financing Authority, Revenue Bonds,           7/04 at 102   AAA           217,290
                 Newark Beth Israel Medical Center Issue, Series 1994, 6.000%, 7/01/16

    250,000     New Jersey Health Care Facilities Financing Authority, Refunding Revenue        8/04 at 102   AAA           277,738
                 Bonds, Irvington General Hospital Issue (FHA Insured Mortgage), Series
                 1994, 6.375%, 8/01/15

    650,000     New Jersey Health Care Facilities Financing Authority, Revenue Bonds,           7/02 at 102   N/R           698,555
                 Palisades Medical Center, Obligated Group Issue, Series 1992, 7.500%,
                 7/01/06

    400,000     New Jersey Health Care Facilities Financing Authority, Refunding Revenue        7/02 at 102    A-           442,584
                 Bonds, Atlantic City Medical Center Issue, Series C, 6.800%, 7/01/05

    250,000     New Jersey Health Care Facilities Financing Authority, Revenue Bonds,           7/04 at 102   AAA           277,223
                 Monmouth Medical Center Issue, Series C, 6.250%, 7/01/16

  1,000,000     New Jersey Health Care Facilities Financing Authority, Revenue and              7/07 at 102   AAA           991,630
                 Refunding Bonds, AHS Hospital Corporation Issue, Series 1997 A, 5.000%,
                 7/01/27

    175,000     New Jersey Health Care Facilities Financing Authority, Bayonne Hospital         7/04 at 102   AAA           194,535
                 Obligated Group, Revenue Bonds, Series 1994, 6.250%, 7/01/12

    935,000     New Jersey Economic Development Authority, Economic Growth Lease Revenue       12/03 at 102   Aa3           989,959
                 Bonds, Remarketed 1992 Second Series B, 5.300%, 12/01/07 (Alternative
                 Minimum Tax)

    300,000     New Jersey Economic Development Authority, Revenue Bonds (RWJ Health Care       7/04 at 102   AAA           332,667
                 Corporation at Hamilton Obligated Group Project), Series 1994, 6.250%, 7/01/14

                                     -----

                PORTFOLIO OF INVESTMENTS (UNAUDITED)
                NUVEEN FLAGSHIP NEW JERSEY MUNICIPAL BOND FUND (Continued) August 31, 1998

   PRINCIPAL                                                                               OPTIONAL CALL                     MARKET
    AMOUNT      DESCRIPTION                                                                  PROVISIONS*    RATINGS**         VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE (CONTINUED)

   $1,000,000   Puerto Rico Industrial, Tourist, Educational, Medical and Environmental     1/05 at 102       AAA        $ 1,121,430
                 Control Facilities Financing Authority, Hospital Revenue Bonds, 1995
                 Series A (Hospital Auxilio Mutuo Obligated Group Project), 6.250%,
                 7/01/16

      250,000   Pollution Control Financing Authority of Union County (New Jersey),        No Opt. Call        A3            280,728
                 Pollution Control Revenue Refunding Bonds, American Cyanamid Company
                 Issue, Series 1994, 5.800%, 9/01/09
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 7.8%

      235,000   Hoboken Housing Finance Corporation, Multifamily Mortgage Revenue Bonds    No Opt. Call        AA            242,292
                 (Project Uplift-FHA Section 8), 1995-A Refunding, 6.250%, 2/01/24

      400,000   The Hudson County Improvement Authority, Multifamily Housing Revenue        6/04 at 100       AAA            430,912
                 Bonds, Series 1992 A (Conduit Financing- Observer Park Project), 6.900%,
                 6/01/22 (Alternative Minimum Tax)

    2,000,000   New Jersey Housing and Mortgage Finance Agency, Multi-Family Housing        5/05 at 102       AAA          2,143,480
                 Revenue Bonds, 1995 Series A, 6.000%, 11/01/14

    1,500,000   New Jersey Housing Mortgage Finance Agency, Multi-Family Housing Revenue    5/06 at 102       AAA          1,616,250
                 Bonds, 1996 Series A, 6.200%, 11/01/18 (Alternative Minimum Tax)

    1,750,000   New Jersey Housing Finance Agency, Special Pledge Revenue Obligations,     11/98 at 102        A+          1,794,258
                 1975 Series One, 9.000%, 11/01/18

      700,000   New Jersey Housing and Mortgage Finance Agency, Housing Revenue Bonds,      5/02 at 102        A+            755,363
                 1992 Series A, 6.950%, 11/01/13

      500,000   New Jersey Housing and Mortgage Finance Agency, Housing Revenue Refunding  11/02 at 102        A+            537,850
                 Series One, 6.600%, 11/01/14 Bonds, 1992

      500,000   North Bergen Housing Development Corporation (North Bergen, New Jersey),    9/09 at 100       N/R            513,445
                 Mortgage Revenue  Bonds, Series 1978 (FHA Insured Mortgage Loan-Section
                 8 Assisted Project), 7.400%, 9/01/20
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 5.3%

                New Jersey Housing and Mortgage Finance Agency, Home Buyer
                 Revenue Bonds, 1994 Series K:
      250,000     6.300%, 10/01/16 (Alternative Minimum Tax)                                7/04 at 102       AAA            268,418
      400,000     6.375%, 10/01/26 (Alternative Minimum Tax)                                7/04 at 102       AAA            429,912

    4,000,000   New Jersey Housing and Mortgage Finance Agency, Home Buyer Revenue     10/07 at 101 1/2       AAA          4,208,000
                 Bonds, 1997 Series U, 5.700%, 10/01/14 (Alternative Minimum Tax)

      505,000   Virgin Islands Housing Finance Authority, Single Family Mortgage            3/05 at 102       AAA            541,461
                 (GNMA Mortgage-Backed Securities Program), 1995 Series A, 6.450%,
                 3/01/16 Revenue Refunding Bonds (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                INDUSTRIAL/OTHER - 1.8%

    1,135,000   New Jersey Economic Development Authority, Economic Growth Bond,           12/03 at 102       Aa3          1,203,883
                 Composite Issue-1992 Second Series H, 5.300%, 12/01/07 (Alternative
                 Minimum Tax)

      625,000   New Jersey Economic Development Authority, Insured Revenue Bonds            5/05 at 102       AAA            691,113
                 (Educational Testing Service Issue), Series 1995B, 6.125%, 5/15/15
------------------------------------------------------------------------------------------------------------------------------------
                LONG TERM CARE - 1.3%

    1,300,000   New Jersey Economic Development Authority, Revenue Bonds, First             7/08 at 102         A          1,338,103
                 Mtg-Cadbury Corporation PJ-A, 5.500%, 7/01/18
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 13.3%

      200,000   The City of Atlantic City, In the County of Atlantic, New Jersey,          No Opt. Call         A            214,484
                 General Obligation General Improvement Bonds, Series 1994, 5.650%,
                 8/15/04

      100,000   County of Atlantic, New Jersey, General Improvement Bonds, 6.000%,          1/04 at 101       AAA            109,566
                 1/01/07

      250,000   City of East Orange, In the County of Essex, New Jersey, Fiscal Year       No Opt. Call       AAA            318,825
                 Adjustment Bonds (Qualified under the Municipal Qualified Bond Act
                 P.L. 1976, c. 38, as Amended), 8.400%, 8/01/06

      500,000   The Board of Education of The Township of Hillsborough, In the County      No Opt. Call        AA            566,770
                 of Somerset, State of New Jersey, General Obligation School Purpose
                 Bonds, Series 1992, 5.875%, 8/01/11

                                    ------

 PRINCIPAL                                                                        OPTIONAL CALL                   MARKET
    AMOUNT      DESCRIPTION                                                         PROVISIONS*      RATINGS**     VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

$   2,645,000   The Board of Education of the Township of Middletown, In the          8/07 at 100     AAA          $  2,821,078
                  County of Monmouth, New Jersey, School Bonds, 5.800%, 8/01/21

       50,000   The Monmouth County Improvement Authority (Monmouth County, New       7/02 at 102     AA+                55,425
                  Jersey), Revenue Bonds,  Series 1992 (Howell Township Board of
                  Education Project), 6.450%, 7/01/08

    1,000,000   State of New Jersey, General Obligation Bonds, Series D, 5.800%,     No Opt. Call     AA+             1,116,260
                  2/15/07

      165,000   Parsippany-Troy Hills Township, General Obligation Capital           No Opt. Call     AA-               114,715
                  Appreciation Bonds, Series 1992, 0.000%, 4/01/07


    1,950,000   Pleasantville, New Jersey, School District, 5.000%, 2/15/20           2/08 at 100     AAA             1,943,604

      550,000   Commonwealth of Puerto Rico, Public Improvement Bonds of 1996     7/06 at 101 1/2       A                566,242
                  (General Obligation Bonds), 5.400%, 7/01/25

    2,000,000   Commonwealth of Puerto Rico, Public Improvement Bonds of 1997,    7/07 at 101 1/2     AAA             2,084,960
                  5.375%, 7/01/21

    2,000,000   Commonwealth of Puerto Rico, Public Improvement Bonds of 1995     7/05 at 101 1/2     AAA             2,137,760
                  (General Obligation Bonds), 5.750%, 7/01/24

    1,100,000   Sparta Township School District, General Obligation Bonds             9/06 at 100     AAA             1,176,813
                  (Unlimited Tax), 5.800%, 9/01/18

      250,000   The City of Union City, In the County of Hudson, State of New        No Opt. Call     AAA               295,595
                  Jersey, General Obligation School Purpose Bonds, Series 1992,
                  6.375%, 11/01/10
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 12.9%

      150,000   The Bergen County Utilities Authority (New Jersey), 1992 Water       12/02 at 102     AAA               163,521
                  Pollution Control System Revenue Bonds, Series B, 6.000%,
                  12/15/13

      250,000   The Camden County Municipal Utilities Authority (Camden County,       7/06 at 102     AAA               252,703
                  New Jersey), County Agreement Sewer Revenue Refunding Bonds,
                  1996 Series, 5.125%, 7/15/17

                The  Essex  County  Improvement  Authority  (Essex  County,  New
                Jersey), City of Newark, General Obligation Lease Revenue Bonds,
                Series 1994:
      300,000     6.350%, 4/01/07                                                     4/04 at 102    BBB+               326,280
      450,000     6.600%, 4/01/14                                                     4/04 at 102    BBB+               494,168

      500,000   The Essex County Improvement Authority (Essex County, New Jersey),   12/02 at 102    Baa1               538,350
                  County Guaranteed Pooled Revenue Bonds, Series 1992A, 6.500%,
                  12/01/12

    1,460,000   The Board of Education of the Borough of Little Ferry, Bergen        No Opt. Call     N/R             1,549,469
                  County, New Jersey, Certificates of Participation, 6.300%,
                  1/15/08

    1,000,000   The State of New Jersey, as Lessee, and The Mercer County            No Opt. Call      Aa             1,001,590
                  Relating to the Richard J. Hughes Justice Complex, 6.050%,
                  1/01/13 Improvement Authority, as Lessor,

      300,000   New Jersey Economic Development Authority, State Contract             9/02 at 102     AAA               324,762
                  Economic Recovery Bonds, Series 1992-A, 6.000%, 3/15/21

      650,000   New Jersey Economic Development Authority, Market Transition          7/04 at 102     AAA               712,602
                  Facility Senior Lien Revenue Bonds, Series 1994A, 5.875%,
                  7/01/11

      250,000   New Jersey Sports and Exposition Authority, Convention Center         7/02 at 102     AAA               273,010
                  Luxury Tax Bonds, 1992 Series A, 6.250%, 7/01/20

      200,000   North Jersey District Water Supply Commission of the State of         7/03 at 102     AAA               217,344
                  New Jersey, Wanaque South Project, Revenue Refunding Bonds,
                  Series 1993, 6.000%, 7/01/21

    2,350,000   The Ocean County Utilities Authority (New Jersey), Wastewater        No Opt. Call     AAA             2,350,235
                  Revenue Bonds, Refunding Series 1987, 5.000%, 1/01/14

      170,000   Puerto Rico Aqueduct and Sewer Authority, Refunding Bonds,        7/06 at 101 1/2       A               169,318
                  Series 1995, Guaranteed by the Commonwealth of Puerto Rico,
                  5.000%, 7/01/15

    5,000,000   Union County, New Jersey, Utilities Authority, Solid Waste            6/08 at 102     Aaa             4,912,150
                  Revenue Bonds, County  Deficiency-Series A1, 5.000%, 6/15/28
------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 15.3%

    2,150,000   Delaware River Port Authority, Pennsylvania and New Jersey,           1/08 at 101     AAA             2,135,595
                  Port District Project, Series B, 5.000%, 1/01/26 (WI)

                                      ---

                     PORTFOLIO OF INVESTMENTS (UNAUDITED)
                     NUVEEN FLAGSHIP NEW JERSEY MUNICIPAL BOND FUND (continued) August 31, 1998

   PRINCIPAL                                                                             OPTIONAL CALL                 MARKET
      AMOUNT    DESCRIPTION                                                                PROVISIONS*   RATINGS**      VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION (continued)

   $  750,000   Essex County, New Jersey, Improvement Authority, Parking Facilities       10/08 at 101       AAA     $  747,368
                  Revenue Refunding Bonds, 5.000% 12/01/22

      100,000   Parking Authority of the City of Hoboken, County of Hudson, New Jersey,    3/02 at 102      Baa1        106,991
                  Parking General Revenue Refunding Bonds, Series 1992A, 6.625%, 3/01/09

    1,750,000   New Jersey Turnpike Authority, Turnpike Revenue Bonds, Series 1991C,      No Opt. Call      BBB+      2,019,273
                  6.500%, 1/01/08

      125,000   The Port Authority of New York and New Jersey, Consolidated Bonds,        10/04 at 101       AAA        139,323
                  Ninety-Sixth Series, 6.600%, 10/01/23 (Alternative Minimum Tax)

      200,000   The Port Authority of New York and New Jersey, Consolidated Bonds,         6/05 at 101       AA-        211,676
                  One Hundredth Series, 5.750%, 12/15/20

      200,000   The Port Authority of New York and New Jersey Consolidated Bonds,          7/04 at 101       AA-        216,388
                  Ninety-Fifth Series, 5.875%, 7/15/09 (Alternative Minimum Tax)

                The Port Authority of New York and New Jersey, Consolidated Bonds,
                  One Hundred Ninth Series,
    1,500,000     5.375%, 7/15/22                                                          1/07 at 102       AA-      1,545,630
    2,000,000     5.375%, 7/15/27                                                          1/07 at 101       AAA      2,070,660

    2,000,000   The Port Authority of New York and New  Jersey, Consolidated Bonds,        6/05 at 101       AA-      2,064,280
                  One Hundred Twelfth Series-Second Installment, 5.250%, 12/01/13

    4,100,000   The Port Authority of New York and New Jersey, Special Project Bonds,     12/07 at 100       AAA      4,351,658
                  Series 6, JFK International Air Terminal LLC Project, 5.750%,
                  12/01/25 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 11.8%

      100,000   The Essex County Improvement Authority (Essex County, New Jersey),        12/04 at 102       AAA        117,481
                  General Obligation Lease Revenue Bonds, Series 1994 (County Jail
                  and Youth House Projects), 6.900%, 12/01/14 (Pre-refunded to
                  12/01/04)

      200,000   New Jersey Economic Development Authority, Lease Rental Bonds, 1992        3/02 at 102       AAA        222,942
                  Series (Liberty State Park Project), 6.800%, 3/15/22 (Pre-refunded to 3/15/02)

    1,630,000   New Jersey Health Care Facilities Financing Authority (Hackensack         No Opt. Call       AAA      1,973,278
                  Hospital), 8.750%, 7/01/09

    2,065,000   New Jersey Health Care Facilities Financing Authority, Revenue Bonds,      7/01 at 102     A1***      2,350,156
                  Series 1990-E (Kennedy Memorial Hospital), 8.375%, 7/01/10
                  (Pre-refunded to 7/01/01)

    3,000,000   New Jersey Health Care Facilities Financing Authority, Revenue Bonds,      7/99 at 102     A-***      3,156,180
                  Newton Memorial Hospital Issue, Series A, 7.500%, 7/01/19 (Pre-
                  refunded to 7/01/99)

       25,000   New Jersey Health Care Facilities Financing Authority, Bayonne             7/04 at 102       AAA         28,261
                  Hospital Obligated Group, Revenue Bonds, Series 1994, 6.250%,
                  7/01/12 (Pre-refunded to 7/01/04)

      290,000   New Jersey Turnpike Authority, Turnpike Revenue Bonds, 1984 Series,       No Opt. Call       AAA        332,769
                  10.375%, 1/01/03

      200,000   New Jersey Wastewater Treatment Trust, Wastewater Treatment Bonds,         4/04 at 102    Aa1***        227,726
                  Series 1994A, 6.500%, 4/01/14 (Pre-refunded to 4/01/04)

      300,000   The Township of North Bergen (Hudson County, New Jersey), Fiscal Year      8/02 at 102       AAA        334,242
                  Adjustment General Obligation Bonds, Series 1992, 6.500%, 8/15/12
                  (Pre-refunded to 8/15/02)

       60,000   Puerto Rico Highway and Transportation Authority, Highway Revenue      7/02 at 101 1/2       AAA         66,848
                  Bonds (Series T), 6.625%, 7/01/18 (Pre-refunded to 7/01/02)

      225,000   Puerto Rico Commonwealth Highway Authority, Highway Revenue Bonds,         7/00 at 100      A***        234,261
                  Series 1990-Q, 6.000%, 7/01/20 (Pre-refunded to 7/01/00)

    1,875,000   Puerto Rico Electric Power Authority, Power Revenue Bonds, Series P,       7/01 at 102       Aaa      2,075,006
                  7.000%, 7/01/21 (Pre-refunded to 7/01/01)

      200,000   Puerto Rico Electric Power Authority,  Power Revenue Bonds, Series     7/02 at 101 1/2   BBB+***        219,496
                  R, 6.250%, 7/01/17 (Pre-refunded to 7/01/02)

      250,000   Puerto Rico Electric Power Authority,  Power Revenue Bonds, Series         7/04 at 102    BB+***       285,205
                  1994-T, 6.375%, 7/01/24 (Pre-refunded to 7/01/04)

      100,000   University of Medicine and Dentistry of New Jersey Bonds, Series E,       12/01 at 102    AA-***       110,025
                  6.500%, 12/01/18 (Pre-refunded to 12/01/01)

                                     ----

PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
   AMOUNT         DESCRIPTION                                                            PROVISIONS*        RATINGS**      VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  U.S. GUARANTEED (continued)

     $  300,000   The Wanaque Borough Sewerage Authority (Passaic County, New Jersey),      12/02 at 102        A3***  $    341,610
                   Sewer Revenue Bonds (Series 1992), (Bank Qualified), 7.000%, 12/01/21
                   (Pre-refunded to 12/01/02)

         75,000   The Wanaque Valley Regional Sewerage Authority                             9/03 at 102      Baa1***        83,432
                   (Passaic County, New Jersey), Sewer Revenue Bonds (1993 Series A),
                   6.125%, 9/01/22 (Pre-refunded to 9/01/03)
------------------------------------------------------------------------------------------------------------------------------------
                  UTILITIES - 8.0%

      1,000,000   Pollution Control Financing Authority of Camden County                    No Opt. Call           B2     1,001,360
                   (Camden County, New Jersey), Solid Waste Disposal and Resource
                   Recovery System Revenue Bonds, Series 1991 C, 7.125%, 12/01/01
                   (Alternative Minimum Tax)

      2,645,000   Pollution Control Financing Authority of Camden County                    12/01 at 102           B2     2,669,889
                   (Camden County, New Jersey), Solid Waste Disposal and Resource
                   Recovery System Revenue Bonds, Series 1991 D, 7.250%, 12/01/10

        790,000   Puerto Rico Electric Power Authority, Power Revenue Bonds, Series P,      No Opt. Call         BBB+       941,806
                   7.000%, 7/01/07

      2,000,000   Puerto Rico Electric Power Authority, Power Revenue Bonds, Series T,       7/04 at 100         BBB+     2,046,359
                   5.500%, 7/01/20

      1,500,000   Puerto Rico Electric Power Authority, Power Revenue Refunding Bonds,       7/05 at 100         BBB+     1,507,154
                   Series Z, 5.250%, 7/01/21
------------------------------------------------------------------------------------------------------------------------------------
                  WATER AND SEWER - 0.5%

        250,000   The Hoboken-Union City-Weehawken Sewerage Authority (New Jersey), Sewer    8/02 at 102          AAA       272,929
                   Revenue Bonds (Refunding Series 1992), 6.200%, 8/01/19

        100,000   New Jersey Economic Development Authority, Water Facilities Revenue        6/03 at 102          AAA       102,796
                   Refunding Bonds (New Jersey American Water Company Inc. Project),
                   Series 1993, 5.500%, 6/01/23 (Alternative Minimum Tax)

        150,000   New Jersey Economic Development Authority, Water Facilities Revenue        3/04 at 102          AAA       159,368
                   Refunding Bonds (Hackensack Water Company Project-1994 Series B),
                   5.900%, 3/01/24 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
    $95,550,000   Total Investments - (cost $95,314,514) - 98.3%                                                        100,832,026
------------------------------------------------------------------------------------------------------------------------------------
                  TEMPORARY INVESTMENTS IN SHORT-TERM MUNICIPAL SECURITIES - 3.9%

                  The Port Authority of New York and New Jersey, Special Obligation Revenue
                   Bonds, Variable Rate Demand Bonds:
        200,000    3.300%, 12/01/17 +                                                                          VMIG-1       200,000
        800,000    3.350%, 6/01/20 +                                                                           VMIG-1       800,000
      2,000,000    3.350%, 8/01/24 +                                                                           VMIG-1     2,000,000

      1,000,000   Union County, New Jersey, Pollution Control Financing Authority, Pollution                      P-1     1,000,000
                   Control Revenue Refunding Bonds, Exxon Project, Variable Rate Demand Bonds,
                   2.500%, 10/01/24 +
 -----------------------------------------------------------------------------------------------------------------------------------
    $ 4,000,000   Total Temporary Investments - 3.9%                                                                      4,000,000
------------------------------------------------------------------------------------------------------------------------------------
                  Other Assets Less Liabilities - (2.2%)                                                                 (2,210,537)
                  ------------------------------------------------------------------------------------------------------------------
                  Net Assets - 100%                                                                                   $ 102,621,489
                  ------------------------------------------------------------------------------------------------------------------

                                       ---

          PORTFOLIO OF INVESTMENTS (UNAUDITED)
          NUVEEN FLAGSHIP NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND August 31, 1998


    PRINCIPAL                                                                                   OPTIONAL CALL                MARKET
      AMOUNT     DESCRIPTION                                                                     PROVISIONS*    RATINGS**     VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 CONSUMER CYCLICAL - 2.0%

 $   200,000     New Jersey Economic Development Authority, Economic Development Refunding      No Opt. Call     Aa3      $ 212,622
                   Bonds (Burlington Coat Factory Warehouse of New Jersey, Inc. - 1995
                   Project), 5.400%, 9/01/03
------------------------------------------------------------------------------------------------------------------------------------
                 EDUCATION AND CIVIC ORGANIZATIONS - 8.0%

     140,000     New Jersey Educational Facilities Authority, Seton Hall University Project,     7/01 at 102      A-        150,430
                   Revenue Bonds, 1991 Series, Project D, 6.600%, 7/01/02

     330,000     New Jersey Higher Educational Facilities Authority, Higher Educational         No Opt. Call     BBB        336,768
                   Facilities Revenue Bonds, Saint Peters College Issue, 1992 Series B,
                   6.000%, 7/01/99

     270,000     New Jersey Educational Facilities Authority, Revenue Bonds, Saint Peters        7/08 at 102     BBB        280,166
                   College Issue, 1998 Series B, 5.375%, 7/01/12

      80,000     Higher Education Assistance Authority (State of New Jersey), Student Loan       7/02 at 102      A+         85,262
                   Revenue Bonds, 1992 Series A, NJ Class Loan Program, 6.000%, 1/01/06
                   (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                 HEALTH CARE - 10.4%

     200,000     New Jersey Health Care Facilities Financing Authority, Revenue Bonds,           7/04 at 102     AAA        219,640
                   Newark Beth Israel Medical Center Issue, Series 1994, 5.800%, 7/01/07

     100,000     New Jersey Health Care Facilities Financing Authority, Revenue Bonds, West      7/02 at 102     AAA        108,717
                   Jersey Health System, Series 1992, 6.000%, 7/01/07

     250,000     New Jersey Health Care Facilities Financing Authority, Revenue Bonds,          No Opt. Call     AAA        266,185
                   Monmouth Medical Center Issue, Series C, 5.700%, 7/01/02

     250,000     New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Dover     7/04 at 102     AAA        276,645
                   General Hospital and Medical Center Issue, Series 1994, 5.900%, 7/01/05

     215,000     New Jersey Health Care Facilities Financing Authority, Bayonne Hospital         7/04 at 102     AAA        242,010
                   Obligated Group, Revenue Bonds, Series 1994, 6.400%, 7/01/07
------------------------------------------------------------------------------------------------------------------------------------
                 INDUSTRIAL/OTHER - 7.4%

     250,000     New Jersey Economic Development Authority, District Heating and Cooling        12/03 at 102    BBB-        270,783
                   Revenue Bonds (Trigen-Trenton Project), 1993 Series B, 6.100%, 12/01/04
                   (Alternative Minimum Tax)

     480,000     New Jersey Economic Development Authority, Insured Revenue Bonds               No Opt. Call     AAA        516,542
                   (Educational Testing Service Issue), Series 1995B, 5.500%, 5/15/05
------------------------------------------------------------------------------------------------------------------------------------
                 TAX OBLIGATION/GENERAL - 26.8%

     100,000     The Board of Education of the City of Atlantic City, Atlantic County, New      12/02 at 102     AAA        110,111
                   Jersey, School Bonds, Series 1992, 6.000%, 12/01/06

     100,000     County of Camden, New Jersey, General Obligation Refunding Bonds, Series       No Opt. Call     AAA        105,650
                   1992, 5.500%, 6/01/02

     275,000     Government of Guam, General Obligation Bonds, Series 1993A, 4.900%,            11/03 at 102     BBB        282,530
                   11/15/04

     200,000     Government of Guam, General Obligation Bonds, Series 1993A, 5.150%,            11/03 at 102     BBB        206,110
                   11/15/07

     500,000     Hackensack, New Jersey, General Obligation Bonds, 4.900%, 3/15/09               3/08 at 102     AA-        523,255

     400,000     Jersey City, New Jersey, General Obligation Bonds, 6.500%, 2/15/02             No Opt. Call      AA        433,240

     100,000     The Monmouth County Improvement Authority (Monmouth County, New Jersey),        7/02 at 102     AA+        109,260
                   Revenue Bonds, Series 1992 (Howell Township Board of Education Project),
                   6.000%, 7/01/03

     100,000     Township of Montclair in the County of Essex, New Jersey, General           3/00 at 101 1/2     AAA        103,779
                   Obligation School Bonds, 5.800%, 3/01/06

     500,000     The Board of Education of the Township of Mount Olive in the County of          1/07 at 100     AAA        508,805
                   Morris, New Jersey, School Bonds, 4.900%, 1/15/12

                                     ----

    PRINCIPAL                                                                                   OPTIONAL CALL                MARKET
      AMOUNT     DESCRIPTION                                                                     PROVISIONS*    RATINGS**     VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

 $ 200,000      State of New Jersey, General Obligation Refunding Bonds (Series D), 0.000%,        No Opt. Call    AA+    $ 167,500
                  2/15/03

   185,000      The Board of Education of the City of Perth Amboy in the County of Middlesex,      No Opt. Call    AAA      205,909
                  New Jersey, School Bonds, 6.200%, 8/01/04

   100,000      The Township of Woodbridge in the County of Middlesex, State of New Jersey,         8/02 at 102     A1      109,270
                  Fiscal Year Adjustment Bonds, Series 1992, 6.150%, 8/15/06
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 24.1%

   250,000      The City of Atlantic City, New Jersey, Municipal Utilities Authority Water          5/02 at 102     A-      264,198
                  System, Revenue Refunding Bonds, Series 1993, 5.650%, 5/01/07

   320,000      The Essex County Improvement Authority (Essex County, New Jersey), City of          4/04 at 102   BBB+      348,032
                  Newark, General Obligation Lease Revenue Bonds, Series 1994, 6.350%,
                  4/01/07

   250,000      Mercer County Improvement Authority, Solid Waste Revenue Bonds, 0.000%,            No Opt. Call     Aa      199,638
                  4/01/04

   300,000      Middlesex County Utilities Authority (In the County of Middlesex, New              12/07 at 101    AAA      309,495
                  Jersey), Sewer Revenue Refunding Bonds, Series 1997A, 5.000%, 12/01/12

   550,000      Monmouth County Improvement Authority, Governmental Loan Revenue Bonds,            12/08 at 101    AAA      569,360
                  Series 1993, 5.000%, 12/01/11

   300,000      New Jersey Economic Development Authority, Market Transition Facility Senior       No Opt. Call    AAA      344,457
                  Lien Revenue Bonds, Series 1994A, 7.000%, 7/01/04

   100,000      New Jersey Sports and Exposition Authority, Convention Center Luxury Tax            7/02 at 102    AAA      108,717
                  Bonds, 1992 Series A, 6.000%, 7/01/07

   100,000      North Jersey District Water Supply Commission of the State of New Jersey,           7/03 at 102    AAA      108,796
                  Wanaque South Project, Revenue Refunding Bonds, Series 1993, 5.700%,
                  7/01/05

   300,000      The Ocean County Utilities Authority (New Jersey), Wastewater Revenue Bonds,        1/07 at 102    Aa2      315,435
                  Refunding Series 1997, 5.000%, 1/01/09
------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 6.2%

   330,000      Parking Authority of the City of Hoboken, County of Hudson, New Jersey,            No Opt. Call   Baa1      339,702
                  Parking General Revenue Refunding Bonds, Series 1992A, 5.850%, 3/01/00

   200,000      The Port Authority of New York and New Jersey, Consolidated Bonds,                  7/04 at 101    AA-      215,018
                  Ninety-Fifth Series, 5.500%, 7/15/05 (Alternative Minimum Tax)

   100,000      South Jersey Transportation Authority, Transportation System Revenue               11/02 at 102    AAA      108,292
                  Bonds, 1992 Series B (Tax Exempt), 5.900%, 11/01/06

------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 1.4%

    35,000      New Jersey Health Care Facilities Financing Authority, Bayonne Hospital             7/04 at 102    AAA       39,836
                  Obligated Group, Revenue Bonds, Series 1994, 6.400%, 7/01/07
                  (Pre-refunded to 7/01/04)

   100,000      New Jersey Educational Facilities Authority, Stevens Institute of                   7/02 at 102   A***      110,672
                  Technology Issue, Revenue Bonds, 1992 Series A, 6.400%, 7/01/03
                  (Pre-refunded to 7/01/02)
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 6.4%

    75,000      New Jersey Economic Development Authority, Electric Energy Facility                No Opt. Call    N/R       76,031
                  Revenue Bonds (Vineland Cogeneration Limited Partnership Project),
                  Series 1992, 6.750%, 6/01/99 (Alternative Minimum Tax)

   300,000      The Port Authority of New York and New Jersey, Special Project Bonds,              No Opt. Call    N/R      341,244
                  Series 4, KIAC Partners Project, 7.000%, 10/01/07 (Alternative
                  Minimum Tax)

   250,000      Puerto Rico Electric Power Authority, Power Revenue Refunding Bonds,               No Opt. Call   BBB+      263,444
                  Series Q, 5.900%, 7/01/01
------------------------------------------------------------------------------------------------------------------------------------

                                     ----
                                      15

                     PORTFOLIO OF INVESTMENTS (UNAUDITED)
                     NUVEEN FLAGSHIP NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND (continued)
                     August 31, 1998

   PRINCIPAL                                                                               OPTIONAL CALL                    MARKET
    AMOUNT      DESCRIPTION                                                                 PROVISIONS*    RATINGS**        VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 3.4%

   $ 350,000    New Jersey Environmental Infrastructure Trust, Wastewater Treatment         5/08 at 102       AAA       $   361,388
                 Refunding Bonds, Series 1998E (1992B Financing Progam), (MBIA Insured),
                 5.000%, 5/01/12
------------------------------------------------------------------------------------------------------------------------------------
   $9,735,000   Total Investments - (cost $9,663,107) - 96.1%                                                            10,254,944
------------------------------------------------------------------------------------------------------------------------------------

                TEMPORARY INVESTMENTS IN SHORT-TERM MUNICIPAL SECURITIES - 4.7%

   $ 500,000    The Port Authority of New York and New Jersey, Special Obligation                          VMIG-1           500,000
------------
                 Variable Rate Demand Bonds, 3.300%, 12/01/17 +
------------------------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - (0.8%)                                                                      (82,397)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                       $10,672,547
                --------------------------------------------------------------------------------------------------------------------

                                     ----

                 PORTFOLIO OF INVESTMENTS (UNAUDITED)
                 NUVEEN FLAGSHIP NEW YORK MUNICIPAL BOND FUND
                 August 31, 1998

   PRINCIPAL                                                                               OPTIONAL CALL                    MARKET
    AMOUNT      DESCRIPTION                                                                 PROVISIONS*      RATINGS**       VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 12.2%

   $1,750,000   Town of Brookhaven, Industrial Development Agency, 1993 Civic Facility        3/03 at 102     BBB-      $  1,885,380
                 Revenue Bonds (Dowling College/The National Aviation and Transportation
                 Center Civic Facility), 6.750%, 3/01/23

    2,470,000   Dutchess County Industrial Development Agency, Civic Facility Revenue        11/03 at 102        A         2,770,574
                 Bonds (The Bard College Project), Series 1992, 7.000%, 11/01/17

    1,000,000   City of Rochelle, Industrial Development Agency, Civic Facility Revenue       7/02 at 102     Baa2         1,079,980
                 Bonds (College of New Rochelle Project-1992 Series), 6.625%, 7/01/12

      215,000   New York City Industrial Development Agency, Civic Facility Revenue          11/01 at 102      AA+           234,604
                 Bonds (Federation Protestant Welfare), Series 1991, 6.950%, 11/01/11

                New York City Industrial Development Agency, Civic Facility Revenue Bonds
                 Rochelle Project), Series 1995: (College of New
    1,000,000    6.200%, 9/01/10                                                              9/05 at 102     Baa2         1,101,790
    1,000,000    6.300%, 9/01/15                                                              9/05 at 102     Baa2         1,066,060

    2,000,000   Dormitory Authority of the State of New York, State University Educational    5/00 at 102       A-         2,151,600
                 Facilities Revenue Bonds, Series 1990A, 7.400%, 5/15/01

      750,000   Dormitory Authority of the State of New York, City University System         No Opt. Call     BBB+           919,590
                 Consolidated, Second General Resolution Revenue Bonds, Series 1990C,
                 7.500%, 7/01/10

      500,000   Dormitory Authority of the State of New York, Revenue Bonds, State            7/01 at 102     BBB+           546,720
                 University Athletic Facility Issue, Series 1991, 7.250%, 7/01/21

    2,100,000   Dormitory Authority of the State of New York, University of Rochester,        7/04 at 102       A+         2,349,648
                 Revenue Bonds, Series 1994A, 6.500%, 7/01/19

    1,500,000   Dormitory Authority of the State of New York, City University System         No Opt. Call     BBB+         1,638,750
                 Consolidated Second General Resolution Revenue Bonds, Series 1993A,
                 5.750%, 7/01/07

                Dormitory  Authority of the State of New York,  State University
                Education Facilities, Revenue Bonds, Series 1993B:
    1,125,000    5.250%, 5/15/09                                                             No Opt. Call       A-         1,196,966
    1,000,000    5.250%, 5/15/19                                                              5/14 at 100       A-         1,039,170

                Dormitory Authority of the State of New York, Revenue Bonds, Upstate
                Community Colleges, Series 1995A:
    2,195,000    6.500%, 7/01/07                                                             No Opt. Call     BBB+         2,518,806
    1,000,000    6.250%, 7/01/25                                                              7/05 at 102     BBB+         1,087,310

    3,515,000   Suffolk County, Industrial Development Agency, Civic Facility Revenue         6/04 at 102     BBB-         3,742,034
                 Bonds (Dowling College Civic Facility), Series 1994, 6.625%, 6/01/24

    1,000,000   Suffolk County Industrial Development Agency, Civic Facility Revenue         12/06 at 102     BBB-         1,082,720
                 Refunding Bonds (Dowling College Civic Facility), Series 1996, 6.700%,
                 12/01/20

                Utica, New York, Industrial Development Agency, Civic Facilities Revenue
                 Bonds, Utica College  Project-Series A:
      900,000    5.300%, 8/1/08                                                              No Opt. Call      N/R           911,529
    1,000,000    5.750%, 8/1/28                                                               8/08 at 102      N/R         1,010,690

    2,225,000   Dormitory Authority of the State of New York, City University Refunding      No Opt. Call     BBB+         2,447,389
                 Bonds, 1993C Issue, 5.750%, 7/01/12
------------------------------------------------------------------------------------------------------------------------------------
                FOREST AND PAPER PRODUCTS - 0.3%

      750,000   Jefferson County Industrial Development Agency, Multi-Modal Interchangeable  11/02 at 102     Baa1           832,808
                 Rate, Solid Waste Disposal Revenue Bonds (Champion International
                 Corporation Project), Series 1990, 7.200%, 12/01/20 (Alternative Minimum
                 Tax)

                                      ---

                PORTFOLIO OF INVESTMENTS (UNAUDITED)
                NUVEEN FLAGSHIP NEW YORK MUNICIPAL BOND FUND (continued) August 31, 1998

   PRINCIPAL                                                                               OPTIONAL CALL                   MARKET
    AMOUNT      DESCRIPTION                                                                 PROVISIONS*     RATINGS**       VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE - 11.6%

   $2,000,000   Cattaraugus County, New York, Industrial Development Agency, Civic           8/08 at 102      A+       $  2,009,580
                 Facilities Revenue Bonds, Olean General Hospital Project-Series A,
                 5.250%, 8/01/23

    1,000,000   New York City Health and Hospitals Corporation, Health System Bonds,         2/03 at 102    BBB-          1,053,760
                 1993 Series A, 6.300%, 2/15/20

      500,000   Dormitory Authority of the State of New York, Hospital Revenue Bonds,        2/00 at 100     AAA            511,560
                 Long Island Jewish Medical Center (FHA Insured Mortgage), Series 1988,
                 7.750%, 8/15/27

    3,300,000   Dormitory Authority of the State of New York, Menorah Campus, Inc.,          2/07 at 102     AAA          3,561,723
                 FHA-Insured Mortgage Nursing Home Revenue Bonds, Series 1997, 5.950%,
                 2/01/17

    1,000,000   Dormitory Authority of the State of New York, NYACK Hospital, Revenue        7/06 at 102     Baa          1,094,230
                 Bonds, Series 1996, 6.000%, 7/01/06

    2,250,000   Dormitory Authority of the State of New York, The Rosalind and Joseph        2/07 at 102     AAA          2,381,265
                 Gurwin Jewish Geriatric Center of Long Island, Inc., FHA-Insured
                 Mortgage Nursing Home Revenue Bonds, Series 1997, 5.700%, 2/01/37

    2,000,000   Dormitory Authority of the State of New York, The New York and               2/08 at 101     AAA          1,966,220
                 Presbyterian Hospital, FHA-Insured Mortgage Hospital Revenue Bonds,
                 Series 1998, 5.000%, 8/01/32

      370,000   New York State Medical Care Facilities Finance Agency, Hospital and          8/99 at 100      AA            374,906
                 Nursing Home Insured Mortgage Revenue Bonds, 1987 Series A, 8.000%,
                 2/15/27

       50,000   New York State Medical Care Facilities Finance Agency, Albany Medical        8/00 at 100     AAA             51,162
                 Center Hospital Project, Revenue Bonds, 1987 Series A, 8.000%, 2/15/28

      490,000   New York State Medical Care Facilities Finance Agency, Hospital and          8/01 at 102      AA            538,094
                 Nursing Home Insured Mortgage Revenue Bonds, 1991 Series A, 7.450%,
                 8/15/31

    1,420,000   New York State Medical Care Facilities Finance Agency, Hospital and          2/03 at 102     AAA          1,571,855
                 Nursing Home FHA-Insured Mortgage Revenue Bonds, 1992 Series D, 6.450%,
                 2/15/09

    2,000,000   New York State Medical Care Facilities Finance Agency, Hospital and          8/02 at 102     AAA          2,139,260
                 Nursing Home FHA-Insured Mortgage Revenue Bonds, 1992 Series B, 6.200%,
                 8/15/22

    2,380,000   New York State Medical Care Facilities Finance Agency, Hospital and          8/04 at 102     AAA          2,622,117
                 Nursing Home FHA-Insured Mortgage Revenue Bonds, 1994 Series C, 6.400%,
                 8/15/14

    1,000,000   New York State Medical Care Facilities Finance Agency, Brookdale Hospital   No Opt. Call     AAA          1,061,470
                 Medical Center Secured Hospital Revenue Bonds, 1995 Series A, 6.400%,
                 2/15/01

      325,000   New York State Medical Care Facilities Finance Agency, Hospital and          8/99 at 102      AA            341,419
                 Nursing Home Revenue Bonds, Series B, 7.350%, 2/15/29

    1,000,000   New York State Medical Care Facilities Finance Agency, FHA-Insured           2/05 at 102      AA          1,081,200
                 Mortgage Project Revenue Bonds, 1995 Series B, 6.100%, 2/15/15

    1,000,000   New York State Medical Care Facilities Finance Agency, Health Center        11/05 at 102     Aa1          1,125,100
                 Mortgage Projects Revenue Bonds (Secured Mortgage Program), 1995
                 Series A, 6.375%, 11/15/19

    1,020,000   New York State Medical Care Facilities Finance Agency, Hospital and          2/04 at 102     AAA          1,125,040
                 Nursing Home Insured Mortgage Refunding Revenue Bonds, Series A,
                 6.200%, 2/15/21

    2,285,000   Newark-Wayne Community Hospital, Inc., Hospital Revenue Improvement          9/03 at 102     N/R          2,486,834
                 and Refunding Bonds, Series 1993A, 7.600%, 9/01/15

    2,000,000   New York City Industrial Development Agency, Civic Facility Revenue         12/02 at 102     BBB          2,157,160
                 Bonds (1992 Jewish Board of Family and Childrens' Services, Inc.
                 Project), 6.750%, 12/15/12
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 4.8%

    1,000,000   City of Batavia Housing Authority, Tax-Exempt Mortgage Revenue Refunding     7/01 at 102     Aaa          1,051,040
                 Bonds, Series 1994A, (Washington Towers-FHA Insured Mortgage), 6.500%,
                 1/01/23

    2,000,000   New York City Housing Development Corporation, Multi-Family                  4/03 at 102     AAA          2,136,980
                 Mortgage Revenue Bonds, (FHA Insured Mortgage Loan), 1993 Series A,
                 6.550%, 10/01/15

    1,250,000   New York City Housing Development Corporation, Multi-Unit Mortgage           6/01 at 102     AAA          1,340,275
                 Refunding Bonds, (FHA Insured Mortgage Loans), 1991 Series A,
                 7.350%, 6/01/19


                                      ---

   PRINCIPAL                                                                               OPTIONAL CALL                     MARKET
    AMOUNT      DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY (CONTINUED)

   $  750,000   Dormitory Authority of the State of New York, GNMA Collateralized           2/99 at 102        AAA      $   775,913
                 Revenue Bonds (Park Ridge Housing, Inc. Project), Series 1989,
                 7.850%, 2/01/29

    2,240,000   New York State Finance Agency, Housing Project Mortgage Revenue             5/06 at 102        AAA        2,439,830
                 Bonds, 1996 Series A Refunding, 6.125%, 11/01/20

    1,650,000   New York State Housing Finance Agency, Insured Multi-Family Mortgage        8/02 at 102         AA        1,794,375
                 Housing Revenue Bonds, 1992 Series A, 6.950%, 8/15/12

      500,000   New York State Housing Finance Agency, Insured Multi-Family Mortgage        8/02 at 102         AA          541,820
                 Housing Revenue Bonds, 1992 Series A, 7.000%, 8/15/22

    1,000,000   New York State Housing Finance Agency, Multi-Family Housing Revenue         2/04 at 102        Aa2        1,085,240
                 Bonds (Secured Mortgage Program), 1994 Series C, 6.450%, 8/15/14

    1,000,000   New York State Urban Development Corporation, Section 236 Revenue Bonds,    1/02 at 102        AAA        1,098,680
                 Series 1992A, 6.750%, 1/01/26
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 3.1%

      380,000   State of New York Mortgage Agency, Mortgage Revenue Bonds, Ninth Series     4/00 at 100        Aaa          388,200
                 E, 8.100%, 10/01/17

    1,500,000   State of New York Mortgage Agency, Homeowner Mortgage Revenue Bonds,        9/04 at 102        Aa2        1,626,540
                 Series 43, 6.450%, 10/01/17

       80,000   State of New York Mortgage Agency, Homeowner Mortgage Revenue Bonds,        2/01 at 102        Aa2           85,847
                 Series MM-1, 7.950%, 10/01/21 (Alternative Minimum Tax)

      595,000   State of New York Mortgage Agency, Homeowner Mortgage Revenue Bonds,        4/01 at 102        Aa2          631,729
                 1991 Series UU, 7.750%, 10/01/23 (Alternative Minimum Tax)

    1,000,000   State of New York Mortgage Agency, Homeowner Mortgage Revenue Bonds,        3/05 at 102        Aa2        1,089,000
                 1995 Series 46, 6.600%, 10/01/19 (Alternative Minimum Tax)

    4,000,000   State of New York Mortgage Agency, Homeowner Mortgage Revenue Bonds,        3/08 at 101        Aa2        4,078,600
                 Series 69, 5.500%, 10/01/28 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                LONG TERM CARE - 6.1%

    2,000,000   East Rochester, New York, Housing Authority, Linden Knoll Incorporated,     2/08 at 102         AA        2,018,620
                 Insured Mortgage Revenue Bonds, 5.350%, 2/01/38

      650,000   Town of Hempstead Industrial Development Agency, Civic Facility Revenue    10/99 at 102         Aa          681,564
                 Bonds (United Cerebral Palsy Association of Nassau County, Inc. Civic
                 Facility Project-1989 Series), 7.500%, 10/01/09

      245,000   Dormitory Authority of the State of New York, Iroquois Nursing, Insured     2/01 at 102        AA-          263,588
                 Revenue Bonds, Series 1991, 7.000%, 2/01/15

    2,000,000   Dormitory Authority of the State of New York, Bishop Henry R. Hucles        7/06 at 102         Aa       12,180,540
                 Nursing Home, Inc., Revenue Bonds, Series 1996, 6.000%, 7/01/24

    2,500,000   Dormitory Authority of the State of New York, W.K. Nursing Home             8/06 at 102        AAA        2,682,800
                 Corporation, FHA-Insured Mortgage Revenue Bonds, Series 1996, 5.950%,
                 2/01/16

    5,000,000   Syracuse Housing Authority (Syracuse, New York), FHA-Insured Mortgage       2/08 at 102        AAA        5,355,750
                 Revenue Bonds (Loretto Rest Residential Health Care Facility Project),
                 Series 1997A, 5.800%, 8/01/37

    2,100,000   UFA Development Corporation, Utica, New York, FHA-Insured Mortgage          7/04 at 102        Aa2        2,238,327
                 Revenue Bonds, Series 1993 (Loretto-Utica Project), 5.950%, 7/01/35
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 8.1%

       10,000   The City of New York, General Obligation Bonds, Fiscal 1992 Series C,   8/02 at 101 1/2        AAA           11,038
                 Subseries C1, 6.625%, 8/01/13

    1,000,000   The City of New York, General Obligation Bonds, Fiscal 1996 Series F,   2/06 at 101 1/2         A-        1,058,430
                 5.750%, 2/01/19 The City of New York, General Obligation Bonds,
                 Fiscal 1996 Series G:
    2,000,000    5.750%, 2/01/17                                                        2/06 at 101 1/2         A-        2,121,020
    2,500,000    5.750%, 2/01/20                                                        2/06 at 101 1/2         A-        2,646,075

    1,750,000   The City of New York, General Obligation Bonds, Fiscal 1997 Series D,  11/06 at 101 1/2         A-        1,906,573
                 Tax Exempt Bonds, 5.875%, 11/01/11

    1,450,000   The City of New York, General Obligation Bonds, Fiscal 1992 Series B,   2/02 at 101 1/2         A-        1,622,086
                 7.500%, 2/01/06

                                    ------

           PORTFOLIO OF INVESTMENTS (UNAUDITED)
           NUVEEN FLAGSHIP NEW YORK MUNICIPAL BOND FUND (continued) August 31, 1998

   PRINCIPAL                                                                               OPTIONAL CALL                     MARKET
       AMOUNT   DESCRIPTION                                                                  PROVISIONS*    RATINGS**         VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

   $5,000,000   The City of New York, New York, General Obligation Refunding Bonds,          8/08 at 101        A-     $  4,884,900
                Series J, 5.000%, 8/01/23

    5,440,000   The City of New York, New York, General Obligation Bonds, Series C,          8/08 at 101        A-        5,317,274
                5.000%, 8/15/22
                South Orangetown Central School District, Rockland County, New York,
                Serial General Obligation Bonds, Series 1990:

      390,000    6.875%, 10/01/08                                                           No Opt. Call         A          469,498
      390,000    6.875%, 10/01/09                                                           No Opt. Call         A          474,505
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 27.3%

      300,000   Albany Housing Authority, City of Albany, New York, Limited Obligation      10/05 at 102      Baa1          312,087
                 Bonds, Series 1995, 5.850%, 10/01/07

    1,500,000   Albany Parking Authority, Aggregate Principal Amount, Parking Revenue       No Opt. Call      Baa1          573,480
                 Refunding Bonds,   Series 1992A, 0.000%, 11/01/17

    4,400,000   Dutchess County, New York, Water and Wastewater Authority Services           6/08 at 101         A        4,478,276
                 Agreement, Revenue Bonds, Series 1, 5.300%, 6/01/15

    1,600,000   County of Franklin Industrial Development Agency, Lease Revenue Bonds       11/02 at 102      BBB-        1,751,280
                 (County Correctional Facility Project), Series 1992, 6.750%, 11/01/12

    2,500,000   Housing New York Corporation, Senior Revenue Refunding Bonds,               11/03 at 102        AA        2,486,700
                 Series 1993, 5.000%, 11/01/13

    4,000,000   Metropolitan Transportation Authority (New York), Transit Facilities     7/03 at 101 1/2      BBB+        4,169,200
                 Service Contract Bonds, Series P, 5.750%, 7/01/15

    3,000,000   New York City Transitional Finance Authority, Future Tax Secured Bonds,      5/08 at 101        AA        2,879,790
                 Fiscal 1998 Series C, 4.750%, 5/01/23

    2,250,000   Dormitory Authority of the State of New York, Judicial Facilities Lease     No Opt. Call      Baa1        2,625,863
                 Revenue Bonds (Suffolk County Issue), Series 1991A, 9.500%, 4/15/14

    1,000,000   Dormitory Authority of the State of New York, Revenue Bonds                  7/04 at 102      BBB+        1,080,920
                 (Department of Education of the State of New York Issue), Series 1994a,
                 6.250%, 7/01/24

    2,900,000   Dormitory Authority of the State of New York, Department of                  7/04 at 102      BBB+        2,982,418
                 Health of the State of New York, Revenue Bonds, Series 1994, 5.500%,
                 7/01/23

    2,225,000   Dormitory Authority of the State of New York, Court Facilities Lease     5/03 at 101 1/2        A3        2,320,987
                 Revenue Bonds (The City of New York Issue), Series 1993A, 5.700%,
                 5/15/22

    2,500,000   Dormitory Authority of the State of New York, Mental Health Services         2/07 at 102        A-        2,614,550
                 Facilities Improvement, Revenue Bonds, Series 1997B, 5.625%, 2/15/21

    1,545,000   New York State Environmental Facilities Corporation, State Park              3/03 at 101      BBB+        1,615,236
                 Infrastructure, Special Obligation Bonds, Series 1993 A, 5.750%,
                 3/15/13

    1,000,000   New York State Housing Finance Agency, Health Facilities Revenue Bonds   5/06 at 101 1/2      BBB+        1,104,890
                 (New York City), 1996 Series A Refunding, 6.000%, 11/01/08

      340,000   New York State Housing Finance Agency, Health Facilities Revenue Bonds      11/00 at 102      BBB+          370,552
                 (New York City), 1990 Series A Refunding, 8.000%, 11/01/08

    3,000,000   New York Local Government Assistance Corporation, Series 1993 B,             4/04 at 100        A+        2,935,470
                 Refunding Bonds, 5.000%, 4/01/23

    2,990,000   New York State Housing Finance Agency, Service Contract Obligation           9/03 at 102      BBB+        3,151,729
                 Revenue Bonds, 1993 Series C Refunding, 5.875%, 9/15/14

    2,000,000   New York State Housing Finance Agency, Service Contract Obligation           9/05 at 102      BBB+        2,215,500
                 Revenue Bonds, 1995 Series A, 6.375%, 9/15/15

    1,500,000   New York State Medical Care Facilities Finance Agency, Mental Health         8/04 at 102        A-        1,702,230
                 Services Facilities Improvement Revenue Bonds, 1994 Series E, 6.500%,
                 8/15/24

      110,000   New York State Medical Care Facilities Finance Agency, Mental Health         2/00 at 100        A-          112,527
                 Services Facilities Improvement Revenue Bonds, 1988 Series A, 7.700%,
                 2/15/18

    2,000,000   New York Medical Care Facilities Finance Agency, Mental Health Services      2/02 at 100       AAA        2,035,440

                 Facilities Improvement Revenue Bonds, 1992 Series A, 5.500%, 8/15/21

    7,500,000   New York State Urban Development Corporation, Correctional Capital           1/04 at 102      BBB+        7,510,725
                 Facilities Revenue Bonds, 1993A Refunding Series, 5.250%, 1/01/21

                                     ----
                                      20

   PRINCIPAL                                                                        OPTIONAL CALL                         MARKET
     AMOUNT     DESCRIPTION                                                          PROVISIONS*          RATINGS**        VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

   $1,000,000   New York State Urban Development Corporation, Project Revenue         1/06 at 102              BBB+   $ 1,096,590
                 Bonds (Onondaga County   Convention Center), Refunding
                 Series 1995, 6.250%, 1/01/20

    5,090,000   New York State Urban Development Corporation, Correctional Capital    1/03 at 102               AAA     5,212,465
                 Facilities Revenue Bonds, 1993 Refunding Series, 5.500%, 1/01/15

    2,500,000   New York State Urban Development Corporation, Correctional            1/08 at 102              BBB+     2,423,175
                 Facilities Service Contract, Revenue Bonds, Series A, 5.000%,
                 1/01/28

    2,000,000   Niagara Falls, New York, City School District, CTFS Partnership,      6/08 at 101              BBB-     2,020,720
                 High School Facilities Revenue Bonds, 5.375%, 6/15/28

    2,000,000   34th Street Partnership, Inc., 34th Street Business Improvement       1/03 at 102                A1     2,037,800
                 District, Capital Improvement Bonds, Series 1993, 5.500%, 1/01/23

      500,000   Triborough Bridge and Tunnel Authority (New York),                   No Opt. Call              BBB+       596,775
                 Convention Center Project Bonds, Series E, 7.250%, 1/01/10

                Triborough Bridge and Tunnel Authority (New York), Special
                Obligation Refunding Bonds, Series 1991B:
    2,000,000     7.100%, 1/01/10                                                     1/01 at 102                A1     2,176,660
    2,000,000     7.100%, 1/01/10                                                     1/01 at 102               AAA     2,173,140
------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 3.4%

      500,000   Albany Parking Authority, Aggregate Principal Amount                  9/01 at 102                 A       540,395
                 (Green and Hudson Garage Project), Parking Revenue Refunding
                 Bonds (Letter of Credit Secured), Series 1991A, 7.150%, 9/15/16

    4,000,000   Metropolitan Transportation Authority, Commuter Facilities        7/07 at 101 1/2               AAA     4,311,640
                 Revenue Bonds, Series 1997A, 5.750%, 7/01/21

    2,000,000   New York City Industrial Development Agency, Special Facility         1/04 at 102                 A     2,144,020
                 Revenue Bonds, Series 1994 (Terminal One Group Association,
                 L.P. Project), 6.125%, 1/01/24 (Alternative Minimum Tax)

    1,500,000   The Port Authority of New York and New Jersey, Special Project       12/07 at 100               AAA     1,592,070
                 Bonds, Series 6, JFK International Air Terminal LLC Project,
                 5.750%, 12/01/25 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 16.7%

    1,000,000   Metropolitan Transportation Authority (New York),                     7/02 at 102               AAA     1,103,310
                 Commuter Facilities Revenue Bonds, Series 1992B, 6.250%,
                 7/01/17 (Pre-refunded to 7/01/02)

    1,000,000   Metropolitan Transportation Authority, Commuter Facilities        7/04 at 101 1/2               AAA     1,135,720
                 Revenue Bonds, Series 1994A, 6.375%, 7/01/18
                 (Pre-refunded to 7/01/04)

    1,000,000   Metropolitan Transportation Authority (New York),                     7/00 at 102               AAA     1,086,600
                 Commuter Facilities 1987 Service Contract Bonds,
                 Series 3, 7.500%, 7/01/16 (Pre-refunded to 7/01/00)

    1,025,000   Metropolitan Transportation Authority, Transit Facilities             7/02 at 102               AAA     1,139,954
                 Revenue Bonds, Series J, 6.500%, 7/01/18
                 (Pre-refunded to 7/01/02)

    1,000,000   Metropolitan Transportation Authority, Transit Facilities             7/06 at 102               AAA     1,149,150
                 Revenue Bonds, Series A, 6.100%, 7/01/21 (Pre-refunded
                 to 7/01/06)

       35,000   New York City, General Obligation Bonds, 1992 Series C,           8/02 at 101 1/2               AAA        38,998
                    6.625%, 8/01/13 (Pre-refunded to 8/01/02)

       40,000   The City of New York, General Obligation Bonds,                  11/01 at 101 1/2               AAA        45,925
                 Fiscal 1991 Series F, Tax-Exempt Bonds, 8.250%,
                 11/15/19 (Pre-refunded to 11/15/01)

    1,000,000   The City of New York, General Obligation Bonds,                       8/04 at 101               Aaa     1,166,910
                 Fiscal 1995 Series B, 7.000%, 8/15/16
                 (Pre-refunded to 8/15/04)

      550,000   The City of New York, General Obligation Bonds, Fiscal            2/02 at 101 1/2             A-***       620,631
                 1992 Series B, 7.500%, 2/01/06 (Pre-refunded to
                 2/01/02)

    1,500,000   New York City, Municipal Water Finance Authority                  6/01 at 101 1/2               Aaa     1,677,855
                 (New York), Water and Sewer System Revenue Bonds, Fiscal
                 1991 Series C, 7.750%, 6/15/20 (Pre-refunded to 6/15/01)

      300,000   State of New York, Serial Bonds, Series 1991, 7.300%,                 3/01 at 102              A***       330,528
                 3/01/12 (Pre-refunded to 3/01/01)

    2,135,000   Dormitory Authority of the State of New York,                         2/00 at 102               AAA     2,284,130
                 United Health Services, Inc., FHA-Insured Mortgage
                 Revenue Bonds, Series 1989, 7.350%, 8/01/29
                 (Pre-refunded to 2/01/00)

    1,000,000   Dormitory Authority of the State of New York, City                    7/00 at 102               Aaa     1,088,800
                 University System Consolidated Revenue Bonds, Series
                 1990A, 7.625%, 7/01/20 (Pre-refunded to 7/01/00)

                                     ----
                                      21

                    PORTFOLIO OF INVESTMENTS (UNAUDITED)
                    NUVEEN FLAGSHIP NEW YORK MUNICIPAL BOND FUND (continued) August 31, 1998

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
     AMOUNT     DESCRIPTION                                                                  PROVISIONS*      RATINGS**        VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (continued)

$   300,000     Dormitory Authority of the State of New York, State of New York               7/01 at 102     Baa1***     $  336,615
                  Department of Education, Revenue Bonds, Series 1991, 7.750%,
                  7/01/21 (Pre-refunded to 7/01/01)

    400,000     Dormitory Authority of the State of New York, Menorah Campus, Inc.,           8/01 at 102       AA***        446,896
                  FHA-Insured Mortgage Revenue Bonds, Series 1991, 7.400%, 2/01/31
                  (Pre-refunded to 8/01/01)

    250,000     Dormitory Authority of the State of New York, Department of Health            7/01 at 102     BBB+***        277,258
                  Revenue Bonds,  Veterans Home, Series 1990, 7.250%, 7/01/21
                  (Pre-refunded to 7/01/01)

    985,000     Dormitory Authority of the State of New York, Dormitory Revenue               7/04 at 102         AAA      1,173,785
                  Bonds, State University Issue, Series X, 7.400%, 7/01/24
                  (Pre-refunded to 7/01/04)

  1,500,000     Dormitory Authority of the State of New York, Department of Health            7/05 at 102     BBB+***      1,745,865
                  of the State of New York, Revenue Bonds, Series 1995, 6.625%,
                  7/01/24 (Pre-refunded to 7/01/05)

    200,000     New York State Housing Finance Agency, State University Construction         No Opt. Call         AAA        261,230
                  Refunding Bonds, 1986 Series A, 8.000%, 5/01/11

  1,660,000     New York State Housing Finance Agency, Health Facilities Revenue             11/00 at 102         AAA      1,838,765
                  Bonds (New York City), 1990 Series A Refunding, 8.000%, 11/01/08
                  (Pre-refunded to 11/01/00)

    250,000     State of New York Municipal Bond Bank Agency, Special Program                 9/01 at 102     BBB+***        276,208
                  Bonds (City of Buffalo), 1991 Series A, 6.875%, 3/15/06
                  (Pre-refunded to 9/15/01)

    250,000     State of New York  Municipal  Bond Bank Agency, Special  Program              9/01 at 102         AAA        276,003
                  Revenue  Bonds  (City of   Rochester),  1991 Series A, 6.750%,
                  3/15/11 (Pre-refunded to 9/15/01)

     50,000     New York State Medical Care Facilities Finance Agency, Mental                 2/00 at 102         AAA         53,835
                  Health Services Facilities Improvement Revenue Bonds, 1990
                  Series A, 7.750%, 2/15/20 (Pre-refunded to 2/15/00)

  1,460,000     New York State Medical Care Facilities Finance Agency, Mental                 2/01 at 102         AAA      1,613,008
                  Health Services Facilities Improvement Revenue Bonds, 1991
                  Series A, 7.500%, 2/15/21 (Pre-refunded to 2/15/01)

  1,000,000     New York State Medical Care Facilities Finance Agency, New                    2/05 at 102         AAA      1,166,510
                  York Hospital FHA-Insured Mortgage Revenue Bonds, 1994 Series
                  A, 6.750%, 8/15/14 (Pre-refunded to 2/15/05)

  1,000,000     New York State Medical Care Facilities Finance Agency, New York               2/05 at 102         AAA      1,169,330
                  Hospital FHA-Insured Mortgage Revenue Bonds, 1994 Series A, 6.800%,
                  8/15/24 (Pre-refunded to 2/15/05)

  2,700,000     New York State Medical Care Facilities Finance Agency, Hospital               2/05 at 102         AAA      3,157,191
                  Medical Center Secured Hospital, Revenue Bonds, Series 1995-A,
                  6.800%, 8/15/12 (Pre-refunded to 2/15/05)

    630,000     New York State Medical Care Facilities Finance Agency, Hospital               8/99 at 102       AA***        664,921
                  and Nursing Home Revenue Bonds, Series B, 7.350%, 2/15/29

  1,480,000     New York State Medical Care Facilities Finance Agency, Hospital               2/04 at 102         AAA      1,663,934
                  and Nursing Home Insured Mortgage Refunding Revenue Bonds,
                  Series A, 6.200%, 2/15/21

  1,000,000     New York State Urban Development Corporation, Correctional                    1/00 at 102         AAA      1,069,120
                  Capital Facilities Revenue Bonds, Series 1, 7.500%, 1/01/20
                  (Pre-refunded to 1/01/00)

  2,000,000     New York State Urban Development Corporation, Project Revenue                 1/01 at 102     BBB+***      2,211,840
                  Bonds (Clarkson Center for Advanced Materials Processing Loan),
                  Series 1990, 7.800%, 1/01/20 (Pre-refunded to 1/01/01)

  2,900,000     New York State Urban Development Corporation, State Facilities                4/01 at 102         Aaa      3,218,333
                  Revenue Bonds, 7.500%, 4/01/20 (Pre-refunded to 4/01/01)

  1,000,000     Orangetown Housing Authority (Rockland County, New York),                    10/00 at 102        A***      1,097,690
                  Housing Facilities Revenue Bonds (Orangetown Senior Housing
                  Center-1990 Series), 7.600%, 4/01/30 (Pre-refunded to 10/01/00)

  5,345,000     New York City Industrial Development Agency, Civic Facility Revenue           7/02 at 102          AA      5,765,010
                  Bonds (1992 - The Lighthouse, Inc. Project), 6.500%, 7/01/22
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 4.5%

  4,000,000     New York City Industrial Development Agency, Industrial Development          10/08 at 102        BBB-      4,077,720
                  Revenue Bonds (Brooklyn Navy Yard Cogeneration Partners, L.P.
                  Project), Series 1997, 5.650%, 10/01/28 (Alternative Minimum Tax)

    350,000     New York State Energy Research and Development Authority, Electric            1/00 at 101          A+        368,130
                  Facilities Revenue Bonds, Series 1991 A (Consolidated Edison Company
                  of New York, Inc. Project), 7.500%, 1/01/26
                  (Alternative Minimum Tax)

                                      ----

   PRINCIPAL                                                                               OPTIONAL CALL                    MARKET
     AMOUNT     DESCRIPTION                                                                  PROVISIONS*      RATINGS**      VALUE
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES (continued)

   $1,250,000   New York State Energy Research and Development Authority, Electric          6/02 at 102         A-      $  1,373,025
                  Facilities Revenue Bonds (Long Island Lighting Company Project),
                  1989 Series A, 7.150%, 9/01/19 (Alternative Minimum Tax)

      500,000   New York State Energy Research and Development Authority, Electric          1/03 at 102         A-           549,930
                  Facilities Revenue Bonds (Long Island Lighting Company Project),
                  1992 Series D, 6.900%, 8/01/22 (Alternative Minimum Tax)

    2,435,000   New York State Energy Research and Development Authority, Adjustable        7/05 at 102        AAA         2,663,354
                  Rate Pollution Control Revenue Bonds (New York State Electric and Gas
                  Corporation Project), 1987 Series A, 6.150%, 7/01/26 (Alternative Minimum
                  Tax)

    1,500,000   New York State Energy Research and Development Authority, Facilities        7/05 at 102        AAA         1,642,139
                  Refunding Revenue Bonds, Series 1995 A (Consolidated Edison Company
                  of New York, Inc. Project), 6.100%, 8/15/20

      750,000   Onondaga County Resource Recovery Agency, System Revenue Bonds              5/02 at 102       Baa1           812,474
                  (Development Costs- 1992 Series), 7.000%, 5/01/15 (Alternative Minimum
                  Tax)
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 1.3%

   10,000,000   New York City, Municipal Water Finance Authority, Water and Sewer System   No Opt. Call         A2         3,316,499
                  Revenue Bonds, Fiscal 1998 Series D, 0.000%, 6/15/20
------------------------------------------------------------------------------------------------------------------------------------
 $243,735,000   Total Investments - (cost $229,363,188) - 99.4%                                                          251,475,159
------------------------------------------------------------------------------------------------------------------------------------
                TEMPORARY INVESTMENTS IN SHORT-TERM MUNICIPAL SECURITIES - 0.4%

   $1,100,000   New York State Energy Research and Development Authority, Niagara                              P-1         1,100,000
-------------
                  Mohawk Corporation PJ-A, Pollution Control Revenue Bonds, Variable
                  Rate Demand Bonds, 3.200%, 3/1/27 +
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 0.2%                                                                         325,311
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                       $252,900,470
                --------------------------------------------------------------------------------------------------------------------

                * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
                ** Ratings: Using the higher of Standard & Poor's or Moody's rating.
                *** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AA A rated securities.
                N/R  Investment is not rated.
                + The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. The rate changes periodically based on market conditions or a specified market index.

                                     ----

                  PORTFOLIO OF INVESTMENTS (UNAUDITED)

                  NUVEEN NEW YORK INSURED MUNICIPAL BOND FUND
                  August 31, 1998

   PRINCIPAL                                                                             OPTIONAL CALL                 MARKET
      AMOUNT    DESCRIPTION                                                               PROVISIONS*     RATINGS**     VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 12.8%

   $1,000,000   Allegany County, New York, Industrial Development Agency, Alfred           2/08 at 102       Aaa      $  983,940
                  University Civic Facility, Civic Facilities Revenue Bonds, 5.000%,
                  8/01/28

    1,350,000   Town of Hempstead, Industrial Development Agency, Civic Facility           7/06 at 102       AAA       1,469,597
                  Revenue Bonds (Hofstra University Project-Series 1996), 5.800%,
                  7/01/15

    4,840,000   Nassau County Industrial Development Agency, Civic Facility Revenue        8/01 at 102       AAA       5,327,824
                  Bonds (Hofstra University Project-Series 1991), 6.750%, 8/01/11

    1,000,000   New York City Industrial Development Agency, Civic Facility Revenue       11/04 at 102       AAA       1,120,550
                  Bonds (USTA National Tennis Center Incorporated Project), 6.375%,
                  11/15/14

    1,000,000   New York City Industrial Development Agency, Civic Facility Revenue        9/05 at 102       AAA       1,079,900
                  Bonds (New School for Social Research Project), Series 1995A, 5.750%,
                  9/01/15

    1,145,000   New York City Industrial Development Agency, Civic Facility Revenue        6/07 at 102       Aaa       1,213,723
                  Bonds (Anti-Defamation League Foundation Project) Series 1997A, 5.600%,
                  6/01/17

    5,000,000   Dormitory Authority of the State of New York, State University Dormitory   7/05 at 102       AAA       5,111,050
                  Facilities, Lease Revenue Bonds, Series 1995A, 5.300%, 7/01/24

    1,100,000   Dormitory Authority of the State of New York, College and University      12/98 at 102       AAA       1,131,350
                  Revenue (Pooled Capital Program), Series 1985, 7.800%, 12/01/05

    5,000,000   Dormitory Authority of the State of New York, New York University          7/01 at 102       AAA       5,408,650
                  Insured Revenue Bonds, Series 1991, 6.250%, 7/01/09

    1,000,000   Dormitory Authority of the State of New York, City University System       7/03 at 100       AAA         987,500
                  Consolidated Revenue Bonds, Series 1993F, 5.000%, 7/01/20

    4,640,000   Dormitory Authority of the State of New York, Mount Sinai School of        7/04 at 102       AAA       4,549,891
                  Medicine, Insured Revenue Bonds, Series 1994A, 5.000%, 7/01/21

    1,500,000   Dormitory Authority of the State of New York, Sarah Lawrence College,      7/05 at 102       AAA       1,647,075
                  Revenue Bonds, Series 1995, 6.000%, 7/01/24

    2,500,000   Dormitory Authority of the State of New York, Siena College, Insured       7/07 at 102       AAA       2,699,725
                  Revenue Bonds, Series 1997, 5.750%, 7/01/26

    4,000,000   New York State Dormitory Authority, Fordham University, Refunding          7/08 at 101       AAA       3,941,760
                  Revenue Bonds, 5.000%, 7/01/28

    2,530,000   New York State Dormitory Authority, City University Construction System,   7/08 at 101       AAA       2,496,174
                  Third Generation, Series 2, 5.000%, 7/01/23

    3,000,000   New York State Dormitory Authority, State University Educational           5/08 at 100       AAA       2,892,030
                  Facilities, Revenue Bonds, Series A, 4.750%, 5/15/25

    1,760,000   New York State Dormitory Authority, City University, Revenue Bonds,        7/00 at 102       AAA       1,884,397
                  Series C, 7.000%, 7/01/14

    3,000,000   Dormitory Authority of the State of New York, Ithaca College Insured       7/08 at 101       Aaa       2,961,600
                  Revenue Bonds, Series 1998, 5.000%, 7/01/21
------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE - 16.2%

    2,500,000   New York City Health and Hospitals Corporation, Health System Bonds,       2/03 at 102       AAA       2,668,550
                  1993 Series A, 5.625%, 2/15/13

   14,980,000   New York City Health and Hospitals Corporation, Health System Bonds,       2/03 at 102       AAA      15,740,385
                  1993 Series A, 5.750%, 2/15/22

    6,460,000   Dormitory Authority of the State of New York, St. Vincent's Hospital and   8/05 at 102       AAA       6,868,466
                  Medical Center of New York, FHA-Insured Mortgage Revenue Bonds, Series
                  1995, 5.800%, 8/01/25

    3,730,000   Dormitory Authority of the State of New York, Maimonides Medical Center,   2/06 at 102       AAA       3,965,251
                  FHA-Insured Mortgage Hospital Revenue Bonds, Series 1996A, 5.750%,
                  8/01/24

                                     ----

   PRINCIPAL                                                                         OPTIONAL CALL                     MARKET
      AMOUNT    DESCRIPTION                                                           PROVISIONS*       RATINGS**       VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE (continued)

   $2,500,000   New York State Dormitory Authority, Southside Hospital, Second        2/08 at 101 1/2        AAA    $  2,454,950
                  Hospital Insured Revenue Bonds, 5.000%, 2/15/25

    3,000,000   New York State Dormitory Authority, North Shore University Hospital,     11/08 at 101        AAA       2,947,080
                  Refunding Revenue Bonds, 5.000%, 11/01/23

      895,000   New York State Medical Care Facilities Finance Agency, St. Francis       11/98 at 102        AAA         918,512
                  Hospital Project, Revenue Bonds, 1988 Series A, 7.625%, 11/01/21

       45,000   New York State Medical Care Facilities Finance Agency, Albany             8/00 at 100        AAA          46,045
                  Medical Center Hospital Project, Revenue Bonds, 1987 Series A,
                  8.000%, 2/15/28

    3,000,000   New York State Medical Care Facilities Finance Agency, South Nassau      11/02 at 102        AAA       3,282,810
                  Communities Hospital Project, Revenue Bonds, 1992 Series A, 6.125%,
                  11/01/11

    3,200,000   New York State Medical Care Facilities Finance Agency, North Shore       11/00 at 102        AAA       3,462,944
                  University Hospital, Mortgage Project Revenue Bonds, 1990 Series A,
                  7.200%, 11/01/20

    1,670,000   New York State Medical Care Facilities Finance Agency, Our Lady of       11/01 at 102        AAA       1,817,294
                  Victory Hospital Project, Revenue Bonds, 1991 Series A, 6.625%,
                  11/01/16

      500,000   New York State Medical Care Facilities Finance Agency, Sisters of        11/01 at 102        AAA         545,525
                  Charity Hospital of Buffalo Project, Revenue Bonds, 1991 Series A,
                  6.600%, 11/01/10

    1,550,000   New York State Medical Care Facilities Finance Agency, Sisters of        11/01 at 102        AAA       1,686,710
                  Charity Hospital of Buffalo Project, Revenue Bonds, 1991 Series A,
                  6.625%, 11/01/18

    1,000,000   New York State Medical Care Facilities Finance Agency, Aurelia Osborn    11/01 at 102        AAA       1,084,530
                  Fox Memorial Hospital Project, Revenue Bonds, 1992 Series A, 6.500%,
                  11/01/19

    2,500,000   New York State Medical Care Facilities Finance Agency, St. Marys         11/03 at 102        AAA       2,757,325
                  Hospital (Rochester), Mortgage Project Revenue Bonds, 1994 Series
                  A Refunding, 6.200%, 11/01/14

      660,000   New York State Medical Care Facilities Finance Agency, Hospital and       8/99 at 102         AA         693,343
                  Nursing Home Revenue Bonds, Series B, 7.350%, 2/15/29

    7,890,000   New York State Medical Care Facilities Finance Agency, Montefiore         2/05 at 102        AAA       8,425,494
                  Medical Center, FHA-Insured Mortgage Revenue Bonds, 1995 Series A,
                  5.750%, 2/15/15
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 9.1%

    5,000,000   Pass-Through Certificates of New York City, HDC Multifamily Housing,     11/03 at 100        AAA       6,106,600
                  Limited Obligation Bonds, Series 1991A, 6.500%, 2/20/19

                New York State Finance Agency,  Housing Project Mortgage Revenue
                Bonds, 1996 Series A Refunding:
    5,650,000     6.100%, 11/01/15                                                        5/06 at 102        AAA       6,164,094
    4,980,000     6.125%, 11/01/20                                                        5/06 at 102        AAA       5,424,266

      640,000   New York State Housing Finance Agency, Multi-Family Housing Revenue      11/99 at 102        AAA         667,194
                  Bonds (AMBAC Insured Program), 1989 Series A, 7.450%, 11/01/28

                New York State Urban Development Corporation, Section 236 Revenue
                Bonds, Series 1992A:
    3,850,000     6.700%, 1/01/12                                                         1/02 at 102        AAA       4,227,801
    9,650,000     6.750%, 1/01/26                                                         1/02 at 102        AAA      10,602,262
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 1.1%

       60,000   State of New York Mortgage Agency, Mortgage Revenue Bonds, Eighth         1/00 at 100        Aaa          62,385
                  Series D, 8.375%, 10/01/17

      390,000   State of New York Mortgage Agency, Mortgage Revenue Bonds, Ninth Series   4/00 at 100        Aaa         398,416
                  E, 8.100%, 10/01/17

    3,500,000   State of New York Mortgage Agency, Homeowner Mortgage Revenue Bonds,     10/03 at 102        AAA       3,651,095
                  Series 29-C-1, 5.650%, 4/01/15
------------------------------------------------------------------------------------------------------------------------------------
                LONG TERM CARE - 0.6%

    1,000,000   Dormitory Authority of the State of New York, United Cerebral Palsy       7/02 at 102        AAA       1,091,410
                  Association of Westchester County, Inc., Insured Revenue Bonds, Series
                  1992, 6.200%, 7/01/12

    1,000,000   Dormitory Authority of the State of New York, Sarah Neuman Nursing Home,  8/07 at 102        AAA       1,037,030
                  FHA-Insured Mortgage Nursing Home Revenue Bonds, Series 1997, 5.450%,
                  8/01/27

                                      ----

                     PORTFOLIO OF INVESTMENTS (UNAUDITED)
                     NUVEEN NEW YORK INSURED MUNICIPAL BOND FUND (continued) August 31, 1998

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
    AMOUNT      DESCRIPTION                                                                 PROVISIONS*        RATINGS**       VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 9.6%

$1,000,000      City of Buffalo, New York, Refunding Serial Bonds-1991, 6.150%, 2/01/04      1/01 at 101         AAA     $ 1,060,480

                Camden Central School District, Oneida County, New York, School District
                 Serial Bonds, 1991:
   500,000       7.100%, 6/15/07                                                            No Opt. Call         AAA         602,500
   600,000       7.100%, 6/15/08                                                            No Opt. Call         AAA         731,094
   600,000       7.100%, 6/15/09                                                            No Opt. Call         AAA         740,826
   275,000       7.100%, 6/15/10                                                            No Opt. Call         AAA         342,128

   500,000      Greece Central School District, Monroe County, New York, General            No Opt. Call         AAA         571,330
                 Obligation Bonds, School District
                 Serial Bonds, 1992, 6.000%, 6/15/09

                Town of Halfmoon, Saratoga County, New York, Public Improvement Serial
                 Bonds, 1991:
   385,000       6.500%, 6/01/09                                                            No Opt. Call         AAA         458,731
   395,000       6.500%, 6/01/10                                                            No Opt. Call         AAA         472,448
   395,000       6.500%, 6/01/11                                                            No Opt. Call         AAA         474,395

                Middle County Central School, District at Centereach in the Town of
                 Brookhaven, Suffolk Co., N.Y., School District Serial Bonds, 1991:
   475,000       6.900%, 12/15/07                                                           No Opt. Call         AAA         571,910
   475,000       6.900%, 12/15/08                                                           No Opt. Call         AAA         576,113

                Mount Sinai Union Free School District, County of Suffolk, New York,
                 School District Refunding Serial Bonds, 1992:
   500,000       6.200%, 2/15/15                                                            No Opt. Call         AAA         586,210
 1,035,000       6.200%, 2/15/16                                                            No Opt. Call         AAA       1,213,724

 1,500,000      County of Nassau, New York, General Obligation Serial Bonds,                 8/04 at 103         AAA       1,619,190
                 Serial General Improvement Bonds, Series O, 5.700%, 8/01/13

 1,020,000      City of New Rochelle, Westchester County, New York, General Obligation       8/04 at 102         AAA       1,132,975
                 Public Improvement Bonds, 1994 Series B, 6.200%, 8/15/22

   135,000      The City of New York, General Obligation Bonds, Fiscal 1992 Series C,    8/02 at 101 1/2         AAA         147,126
                 Fixed Rate Bonds, Subseries C-1, 6.250%, 8/01/10

    20,000      The City of New York, General Obligation Bonds, Fiscal 1992 Series C,    8/02 at 101 1/2         AAA          22,077
                 6.625%, 8/01/12

                The City of New York, General Obligation Bonds, Fiscal 1990 Series B:
 1,300,000       7.000%, 10/01/15                                                           10/99 at 100         AAA       1,346,423
 2,000,000       7.000%, 10/01/16                                                           10/99 at 100         AAA       2,071,420
 1,025,000       7.000%, 10/01/17                                                           10/99 at 100         AAA       1,061,603
   310,000       7.000%, 10/01/18                                                           10/99 at 100         AAA         321,070

 5,000,000      The City of New York, General Obligation Bonds, Fiscal 1998 Series H,        8/08 at 101         AAA       4,999,800
                 5.125%, 8/01/25

 1,590,000      City of Niagara Falls, Niagara County, New York, Public Improvement          3/04 at 102         AAA       1,818,690
                 Serial Bonds, 1994, 6.900%, 3/01/21

 1,505,000      Town of North Hempstead, Nassau County, New York, General Obligation        No Opt. Call         AAA       1,797,406
                 Refunding Serial Bonds, 1992 Series B, 6.400%, 4/01/14

 3,000,000      Commonwealth of Puerto Rico, Public Improvement Bonds of 1998,               7/08 at 101         AAA       2,953,080
                 4.875%, 7/01/23

                Rensselaer County, New York, General Obligation Serial Bonds, Series 1991:
   960,000       6.700%, 2/15/13                                                            No Opt. Call         AAA       1,170,787
   960,000       6.700%, 2/15/14                                                            No Opt. Call         AAA       1,176,058
   960,000       6.700%, 2/15/15                                                            No Opt. Call         AAA       1,179,158

                Rondout Valley Central School District at Accord, Ulster County, New York,
                 General Obligation School District Serial Bonds, 1991:
   550,000       6.800%, 6/15/06                                                            No Opt. Call         AAA         644,397
   550,000       6.850%, 6/15/07                                                            No Opt. Call         AAA         653,879
   550,000       6.850%, 6/15/08                                                            No Opt. Call         AAA         660,809
   550,000       6.850%, 6/15/09                                                            No Opt. Call         AAA         667,673
   550,000       6.850%, 6/15/10                                                            No Opt. Call         AAA         672,067

   600,000      County of Suffolk, New York, General Obligation Refunding Serial Bonds,      5/03 at 102         AAA         651,930
                 Public Improvement Refunding Bonds, 1993 Series B, 6.150%, 5/01/10

                                      ----

   PRINCIPAL                                                                             OPTIONAL CALL                    MARKET
    AMOUNT      DESCRIPTION                                                               PROVISIONS*        RATINGS**    VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 8.8%

$2,500,000      Dormitory Authority of the State of New York, Mental Health Services          8/07 at 101         AAA   $  2,502,000
                 Facilities Improvement Revenue Bonds, Series 1997D, 5.125%, 8/15/27

 3,280,000      New York Local Government Assistance Corporation, Series 1993 B, Refunding    4/04 at 100         AAA      3,231,915
                 Bonds, 5.000%, 4/01/23

 2,815,000      New York State Medical Care Facilities Finance Agency, Mental Health          2/02 at 102         AAA      3,046,112
                 Services Facilities Improvement Revenue Bonds, 1992 Series B, 6.250%,
                 8/15/18

 1,000,000      New York State Medical Care Facilities Finance Agency, Mental Health          8/04 at 102         AAA      1,096,000
                 Services Facilities Improvement Revenue Bonds, 1994 Series D, 6.150%,
                 2/15/15

 6,145,000      New York Medical Care Facilities Finance Agency, Mental Health Services      12/02 at 102         AAA      6,694,732
                 Facilities Improvement Revenue Bonds, 1992 Series A, 6.375%, 8/15/17

 2,000,000      New York State Medical Care Facilities Finance Agency, Mental Health          2/04 at 102         AAA      2,021,440
                 Services Facilities Improvement Revenue Bonds, 1993 Series F Refunding,
                 5.250%, 2/15/19

 4,000,000      New York State Urban Development Corporation, Revenue Bonds (Sports
                 Facility Assistance Program), 1996 Series A, 5.500%, 4/01/19                 4/06 at 102         AAA      4,198,800

 8,650,000      Triborough Bridge and Tunnel Authority, Special Obligation Refunding
                 Bonds, Series 1991B, 6.875%, 1/01/15                                         1/01 at 102         AAA      9,352,813
------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 7.5%

 2,500,000      Albany County Airport Authority, Airport Revenue Bonds, Series 1997,         12/07 at 102         AAA      2,607,725
                 5.500%, 12/15/19 (Alternative Minimum Tax)

 2,250,000      Buffalo and Fort Erie Public Bridge Authority, Toll Bridge System             1/05 at 101         AAA      2,382,683
                 Revenue Bonds, Series 1995, 5.750%, 1/01/25

 4,000,000      Metropolitan Transportation Authority (New York), Commuter Facilities         7/05 at 101         AAA      4,228,440
                 Subordinated Revenue Bonds, Series 1995-2 (Grand Central Terminal
                 Redevelopment Project), 5.700%, 7/01/24

 3,000,000      Metropolitan Transportation Authority, Commuter Facilities Revenue        7/07 at 101 1/2         AAA      3,233,730
                 Bonds, Series 1997A, 5.750%, 7/01/21

 3,000,000      Metropolitan Transportation Authority, (New York), Commuter                   7/07 at 102         AAA      3,002,250
                 Facilities Revenue Bonds, Series 1997B, 5.125%, 7/01/24

 3,500,000      Metropolitan  Transportation Authority Commuter Facilities Revenue            7/07 at 101         AAA      3,455,200
                 Bonds, Series 1997E, 5.000%, 7/01/21

                Niagara, New York, Frontier Transportation Authority, Buffalo Niagara
                International Airport, Airport Revenue Bonds:
 1,000,000       5.000%, 4/01/18                                                              4/08 at 101         AAA        991,940
 1,500,000       5.000%, 4/01/28                                                              4/08 at 101         AAA      1,462,620

 3,000,000      The Port Authority of New York and New Jersey, Special Project Bonds,        12/07 at 100         AAA      3,184,140
                 Series 6, JFK International Air Terminal LLC Project, 5.750%,
                 12/01/25 (Alternative Minimum Tax)

 2,750,000      Triborough Bridge and Tunnel Authority, General Purpose Revenue Bonds,    1/02 at 101 1/2         AAA      2,988,178
                 Series X, 6.500%, 1/01/19
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 23.5%

 3,385,000      Buffalo Municipal Water Finance Authority, Water System Revenue Bonds,        7/03 at 102         AAA      3,718,355
                 Series 1992, 5.750%, 7/01/19 (Pre-refunded to 7/01/03)

 1,000,000      Erie County Water Authority (New York), Water Works System Revenue Bonds,    12/09 at 100         AAA      1,198,430
                 Series 1990B, 6.750%, 12/01/14

10,340,000      Metropolitan Transportation Authority, Transit Facilities Revenue Bonds,      7/02 at 102         AAA     11,499,631
                 Series J, 6.500%, 7/01/18 (Pre-refunded to 7/01/02)

                Public Improvement Serial Bonds 1992, County of Monroe, New York, General
                 Obligation Bonds:
   375,000       6.500%, 6/01/15 (Pre-refunded to 6/01/01)                                    6/01 at 102         AAA        408,709
   375,000       6.500%, 6/01/16 (Pre-refunded to 6/01/01)                                    6/01 at 102         AAA        408,709
   350,000       6.500%, 6/01/17 (Pre-refunded to 6/01/01)                                    6/01 at 102         AAA        381,462

 3,725,000      Montgomery, Otsego, Schoharie, Solid Waste Management Authority, Solid        1/00 at 103         AAA      4,006,498
                 Waste System Revenue Bonds, Series 1990, 7.250%, 1/01/14
                 (Pre-refunded to 1/01/00)

                                      ----

                       PORTFOLIO OF INVESTMENTS (UNAUDITED)
                       NUVEEN NEW YORK INSURED MUNICIPAL BOND FUND (continued) August 31, 1998

   PRINCIPAL                                                                               OPTIONAL CALL                    MARKET
     AMOUNT     DESCRIPTION                                                                  PROVISIONS*     RATINGS**       VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (continued)

                Mount Sinai Union Free School District, Suffolk County, New York,
                  School District Serial Bonds, 1989:
$   1,000,000     7.250%, 2/15/15 (Pre-refunded to 2/15/00)                                  2/00 at 102        AAA      $ 1,070,120
    1,000,000     7.250%, 2/15/17 (Pre-refunded to 2/15/00)                                  2/00 at 102        AAA        1,070,120

                The City of New York, General Obligation Bonds, Fiscal 1992 Series
                  C, Fixed Rate Bonds, Subseries C-1:
    3,865,000     6.250%, 8/01/10 (Pre-refunded to 8/01/02)                              8/02 at 101 1/2        AAA        4,254,244
       55,000     6.625%, 8/01/12 (Pre-refunded to 8/01/02)                              8/02 at 101 1/2        AAA           61,283


    2,000,000   New York City Municipal Water Finance Authority, Water and Sewer             6/01 at 101        AAA        2,176,760
                  Revenue Bonds, Fiscal 1992 Series A, 6.750%, 6/15/16 (Pre-refunded to 6/15/01)

    1,000,000   New York City Municipal Water Finance Authority, Water and Sewer         6/00 at 101 1/2        AAA        1,076,270
                  System Revenue Bonds, Fiscal 1991 Series A, 7.250%, 6/15/15
                  (Pre-refunded to 6/15/00)

    1,000,000   New York City Transit Authority, Transit Facilities Revenue Bonds,           1/00 at 102        AAA        1,069,120
                  Series 1990 (Livingston Plaza Project), 7.500%, 1/01/20
                  (Pre-refunded to 1/01/00)

    2,200,000   The Trust for Cultural Resources of The City of New York, Revenue            4/01 at 102        AAA        2,410,430
                  Refunding Bonds, Series 1991A (The American Museum of Natural
                  History), 6.900%, 4/01/21 (Pre-refunded to 4/01/01)

    1,490,000   Dormitory Authority of the State of New York, United Health                  2/00 at 102        AAA        1,594,077
                  Services, Inc., FHA Insured Mortgage Revenue Bonds, Series 1989,
                  7.350%, 8/01/29 (Pre-refunded to 2/01/00)

    1,200,000   Dormitory Authority of the State of New York, State University               5/00 at 102        AAA        1,293,900
                  Educational Facilities, Revenue Bonds, Series 1989B, 7.250%,
                  5/15/15 (Pre-refunded to 5/15/00)

    1,000,000   Dormitory Authority of the State of New York, Manhattanville College,        7/00 at 102        AAA        1,086,600
                  Insured Revenue Bonds, Series 1990, 7.500%, 7/01/22 (Pre-refunded to 7/01/00)

    2,000,000   Dormitory Authority of the State of New York, State University               5/00 at 100        AAA        2,094,640
                  Educational Facilities, Revenue Bonds, Series 1990A, 6.500%,
                  (Pre-refunded to 5/15/00)

    1,200,000   Dormitory Authority of the State of New York, State University               5/00 at 102        AAA        1,289,196
                  Educational Facilities Revenue Bonds, Series 1990C, 7.000%,
                  5/15/18 (Pre-refunded to 5/15/00)

    6,295,000   Dormitory Authority of the State of New York, City University System         7/00 at 102        AAA        6,840,147
                  Consolidated, Second General Resolution Revenue Bonds, Series 1990F,
                  7.500%, 7/01/20 (Pre-refunded to 7/01/00)

    2,500,000   Dormitory Authority of the State of New York, Cooper Union, Insured          7/01 at 102        AAA        2,775,850
                  Revenue Bonds, Series 1990, 7.200%, 7/01/20 (Pre-refunded to 7/01/01)

    1,000,000   Dormitory Authority of the State of New York, Fordham University,            7/00 at 102        AAA        1,081,550
                  Insured Revenue Bonds, Series 1990, 7.200%, 7/01/15 (Pre-refunded to 7/01/00)

      740,000   New York State Dormitory Authority, City University, Revenue Bonds,          7/00 at 102        AAA          797,861
                  Series C, 7.000%, 7/01/14

    7,000,000   New York State Medical Care Facilities Finance Agency, New York              2/05 at 102        AAA        8,185,310
                  Hospital FHA-Insured Mortgage Revenue Bonds, 1994 Series A, 6.800%,
                  8/15/24 (Pre-refunded to 2/15/05)

        5,000   New York Medical Care Facilities Finance Agency, Mental Health               2/02 at 102        AAA            5,493
                  Services Facilities Improvement Revenue Bonds, 1992 Series A,
                  6.375%, 8/15/17 (Pre-refunded to 2/15/02)

    2,000,000   Power Authority of the State of New York, General Purpose Bonds,             1/02 at 102        AAA        2,201,740
                  Series Z, 6.500%, 1/01/19 (Pre-refunded to 1/01/02)

    7,300,000   New York State Thruway Authority, General Revenue Bonds, Series A,           1/02 at 102        AAA        7,866,480
                  5.750%, 1/01/19 (Pre-refunded to 1/01/02)

                New York State Urban Development Corporation, Correctional Facilities
                Revenue Bonds, Series G:
    1,500,000     7.250%, 1/01/14 (Pre-refunded to 1/01/00)                                  1/00 at 102        Aaa        1,599,060
      575,000     7.000%, 1/01/17 (Pre-refunded to 1/01/00)                                  1/00 at 102        AAA          611,196

    2,000,000   New York State Urban Development Corporation, Correctional Capital           1/00 at 102        AAA        2,138,240
                  Facilities Revenue Bonds, Series 1, 7.500%, 1/01/20 (Pre-refunded to
                  1/01/00)

                Town of North Hempstead, Nassau County, New York, Public Improvement
                  Serial Bonds, 1991, Series B, Unlimited Tax:
      425,000     6.800%, 6/01/10 (Pre-refunded to 6/01/00)                                  6/00 at 102        AAA          455,732
      425,000     6.800%, 6/01/11 (Pre-refunded to 6/01/00)                                  6/00 at 102        AAA          455,732

                                     ----
                                      28

   PRINCIPAL                                                                               OPTIONAL CALL                    MARKET
     AMOUNT     DESCRIPTION                                                                  PROVISIONS*     RATINGS**       VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (continued)

                NYACK Union Free School District, Rockland County, New York,
                  School District Serial Bonds 1992:
$    625,000      6.500%, 4/01/12 (Pre-refunded to 4/01/02)                                    4/02 at 102       AAA     $   691,600
     625,000      6.500%, 4/01/13 (Pre-refunded to 4/01/02)                                    4/02 at 102       AAA         691,600
     625,000      6.500%, 4/01/14 (Pre-refunded to 4/01/02)                                    4/02 at 102       AAA         691,600

   1,000,000    County of Suffolk, New York, General Obligation Refunding                      4/00 at 102       AAA       1,069,130
                  Serial Bonds, Public Improvement Refunding Bonds, 1993 Series B,
                  6.900%, 4/01/01 (Pre-refunded to 4/01/00)

   2,000,000    Triborough Bridge and Tunnel Authority, New York, General Purpose              1/01 at 102       AAA       2,181,640
                  Revenue Bonds, Series T, 7.000%, 1/01/20 (Pre-refunded to 1/01/01)

   1,175,000    Triborough Bridge and Tunnel Authority, General Purpose Revenue Bonds,     1/01 at 101 1/2       AAA       1,276,332
                  Series S, 7.000%, 1/01/21 (Pre-refunded to 1/01/01)

   1,750,000    City of Yonkers, New York, General Obligation School Bonds-1990-C,            12/00 at 102       AAA       1,921,518
                  7.375%, 12/01/09 (Pre-refunded to 12/01/00)
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 2.4%

   6,000,000    Long Island Power Authority, Electric System General Revenue Bonds,            6/08 at 101      AAA        6,004,740
                  Series 1998A, 5.125%, 12/01/22

   2,500,000    New York State Energy Research and Development Authority, Pollution           10/99 at 103      AAA        2,660,174
                  Control Revenue Bonds (Central Hudson Gas & Electric Corporation
                  Project), 1984 Series B, 7.375%, 10/01/14
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 7.4%

     280,000    Albany, New York, Municipal Water Finance                                     12/98 at 102      AAA          288,189
                  Authority, Water and Sewer System Revenue Bonds, Series 1988A,
                  7.500%, 12/01/17

   2,930,000    Buffalo Municipal Water Finance Authority, Water System Revenue                7/08 at 101      AAA        2,891,763
                  Bonds, Series 1998-A, 5.000%, 7/01/28

   7,000,000    New York City (New York), Municipal Water Finance Authority, Water             6/06 at 101      AAA        7,479,499
                  and Sewer System Revenue Bonds, Fiscal 1996 Series B, 5.750%, 6/15/26

   1,250,000    New York City (New York), Municipal Water Finance Authority, Water             6/01 at 101      AAA        1,349,749
                  and Sewer System Revenue Bonds, Fiscal 1992 Series A, 6.750%, 6/15/16

                New York City Municipal Water Finance Authority, Water and Sewer System
                Revenue Bonds, Fiscal 1993 Series A:
   2,765,000      5.750%, 6/15/18                                                          6/02 at 101 1/2      AAA        2,891,885
   4,650,000      5.500%, 6/15/20                                                              6/02 at 100      AAA        4,760,390
   1,000,000    New York, New York, City Municipal Water Finance Authority, Water              6/08 at 101      AAA          962,529
                  and Sewer System Revenue Bonds, Series D-MBIA IBC, 4.750%, 6/15/25

   1,450,000    New York State Environmental Facilities Corporation, State Water               6/00 at 102      AAA        1,543,974
                  Pollution Control, Revolving Fund Revenue Bonds, Series 1990 C
                  (Pooled Loan Issue), 7.200%, 3/15/11

   1,000,000    Suffolk County Industrial Development Agency (Suffolk County, New              2/04 at 101      AAA        1,018,419
                  York), Suffolk County Southwest Sewer System Revenue Bonds, Series
                  1994, 4.750%, 2/01/09

   3,700,000    Suffolk County Water Authority, New York, Water System Revenue Bonds,          6/03 at 102      AAA        3,697,483
                  Series 1994, 5.000%, 6/01/17
------------------------------------------------------------------------------------------------------------------------------------
$338,475,000    Total Investments - (cost $330,826,527) - 99.0%                                                          361,809,887
------------------------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.0%                                                                       3,530,697
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                       $365,340,584
                --------------------------------------------------------------------------------------------------------------------


                All of the bonds in the portfolio are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities, any of which ensure the timely payment of principal and interest.

                * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                ** Ratings: Using the higher of Standard & Poor's or Moody's rating.

                                      ----
                                      29

                      STATEMENT OF NET ASSETS (UNAUDITED)
                      August 31, 1998


                                                                                            NEW JERSEY                    NEW YORK
                                                                              NEW JERSEY   INTERMEDIATE    NEW YORK       INSURED
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in municipal securities, at market value (note 1)                $100,832,026  $10,754,944   $251,475,159   $361,809,887
Temporary investments in short-term municipal securities,
  at amortized cost, which approximates market value (note 1)                   4,000,000           --      1,100,000             --
Cash                                                                                   --           --             --        610,573
Receivables:
  Fund manager (note 6)                                                                --           --             --             --
  Interest                                                                      1,588,009      135,368      3,050,322      3,921,743
  Shares sold                                                                     210,645           --        151,644        284,213
Other assets                                                                          624          196          2,081        133,520
------------------------------------------------------------------------------------------------------------------------------------
  Total assets                                                                106,631,304   10,890,507    255,779,206    366,759,936
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                                  1,399,504      167,772      1,595,461             --
Payables:
  Investments purchased                                                         2,123,407           --             --             --
  Shares redeemed                                                                 177,075           --        485,041        145,649
Accrued expenses:
  Management fees (note 6)                                                         28,509          553        100,141        165,392
  12b-1 distribution and service fees (notes 1 and 6)                              16,565        2,279         23,620         16,567
  Other                                                                             7,014       23,794         29,923         45,660
Dividends payable                                                                 257,741       23,562        644,550      1,046,084
------------------------------------------------------------------------------------------------------------------------------------
  Total liabilities                                                             4,009,815      217,960      2,878,736      1,419,352
------------------------------------------------------------------------------------------------------------------------------------
Net assets (note 7)                                                          $102,621,489  $10,672,547   $252,900,470   $365,340,584
====================================================================================================================================
CLASS A SHARES (NOTE 1)
Net assets                                                                   $ 41,642,009  $ 9,281,780   $ 79,512,016   $ 47,897,379
Shares outstanding                                                              3,916,700      880,095      7,199,222      4,433,457
Net asset value and redemption price per share                               $      10.63  $     10.55   $      11.04   $      10.80
Offering price per share (net asset value per share plus
  maximum sales charge of 4.20%, 3.00%, 4.20% and 4.20%
  respectively, of offering price)                                           $      11.10  $     10.88   $      11.52   $      11.27
====================================================================================================================================
CLASS B SHARES (NOTE 1)
Net assets                                                                   $  6,847,890          N/A   $  7,134,235   $  9,080,614
Shares outstanding                                                                644,079          N/A        645,439        840,124
Net asset value, offering and redemption price per share                     $      10.63          N/A   $      11.05   $      10.81
====================================================================================================================================
CLASS C SHARES (NOTE 1)
Net assets                                                                   $  7,780,326  $ 1,190,209   $  7,589,681   $  2,738,790
Shares outstanding                                                                732,970      112,612        684,917        253,782
Net asset value, offering and redemption price per share                     $      10.61  $     10.57   $      11.08   $      10.79
====================================================================================================================================
CLASS R SHARES (NOTE 1)
Net assets                                                                   $ 46,351,264  $   200,558   $158,664,538   $305,623,801
Shares outstanding                                                              4,355,921       19,004     14,322,066     28,282,327
Net asset value, offering and redemption price per share                     $      10.64  $     10.55   $      11.08   $      10.81
====================================================================================================================================

N/A - New Jersey Intermediate is not authorized to issue Class B Shares.

                                     ----

                      STATEMENT OF OPERATIONS (UNAUDITED)
                      Six Months Ended August 31, 1998


                                                                                            NEW JERSEY                    NEW YORK
                                                                              NEW JERSEY   INTERMEDIATE    NEW YORK       INSURED
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME (NOTE 1)                                                    $2,702,316       $281,500   $7,287,674   $10,392,398
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees (note 6)                                                         263,287         29,668      683,878       982,070
12b-1 service fees - Class A (notes 1 and 6)                                      38,720          9,441       79,969        46,206
12b-1 distribution and service fees - Class B (notes 1 and 6)                     23,174            N/A       27,046        34,672
12b-1 distribution and service fees - Class C (notes 1 and 6)                     25,523          4,320       24,596         8,963
Shareholders' servicing agent fees and expenses                                   74,413          2,139      152,132       183,957
Custodian's fees and expenses                                                     26,560         12,643       35,935        41,538
Trustees' fees and expenses (note 6)                                               1,577            700        3,329         4,703
Professional fees                                                                    939          3,854       13,503        31,673
Shareholders' reports - printing and mailing expenses                             35,006          6,176       40,361        57,577
Federal and state registration fees                                                4,274            374        2,496           776
Portfolio insurance expense                                                           --             --           --         4,629
Other expenses                                                                     2,147            575        8,113         8,729
------------------------------------------------------------------------------------------------------------------------------------
 Total expenses before expense reimbursement                                     494,620         69,890    1,074,651     1,405,491
  Expense reimbursement (note 6)                                                (161,681)       (32,681)    (275,997)           --
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                     332,939         37,209      798,654     1,405,491
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                          2,369,377        244,291    6,489,020     8,986,907
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain (loss) from investment
  transactions (notes 1 and 4)                                                    22,643        (21,621)   1,085,085     1,937,169
Net change in unrealized appreciation or
  depreciation of investments                                                    333,683         79,433      646,524      (187,053)
------------------------------------------------------------------------------------------------------------------------------------
Net gain from investments                                                        356,326         57,812    1,731,609     1,750,116
Net increase in net assets from operations                                    $2,725,703       $302,103   $8,220,629   $10,737,023
====================================================================================================================================

N/A - New Jersey Intermediate is not authorized to issue Class B Shares.

                                     ----

                STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)


                                                                      NEW JERSEY                         NEW JERSEY INTERMEDIATE
                                                            -------------------------------          -------------------------------
                                                            SIX MONTHS ENDED     YEAR ENDED          SIX MONTHS ENDED    YEAR ENDED
                                                                     8/31/98        2/28/98                   8/31/98       2/28/98
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                           $  2,369,377   $  4,336,199               $   244,291   $   384,509
Net realized gain (loss) from investment transactions
   (notes 1 and 4)                                                    22,643       (222,985)                  (21,621)        3,620
Net change in unrealized appreciation or depreciation
   of investments                                                    333,683      2,933,349                    79,433       150,409
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                         2,725,703      7,046,563                   302,103       538,538
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1)
From undistributed net investment income:
   Class A                                                          (973,429)    (1,643,900)                 (221,901)     (369,157)
   Class B                                                          (102,506)       (60,466)                      N/A           N/A
   Class C                                                          (151,769)      (207,627)                  (24,005)       (8,122)
   Class R                                                        (1,191,795)    (2,422,933)                   (4,773)       (7,005)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders         (2,419,499)    (4,334,926)                 (250,679)     (384,284)
------------------------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 2)
Net proceeds from sale of shares                                  17,063,425     20,831,468                   526,775     4,229,931
Net proceeds from shares issued to shareholders
   due to reinvestment of distributions                            1,516,664      2,802,902                   139,312       229,957
------------------------------------------------------------------------------------------------------------------------------------
                                                                  18,580,089     23,634,370                   666,087     4,459,888
------------------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                           (5,578,595)   (10,348,638)                 (593,218)   (1,076,806)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund
   share transactions                                             13,001,494     13,285,732                    72,869     3,383,082
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                             13,307,698     15,997,369                   124,293     3,537,336
Net assets at the beginning of period                             89,313,791     73,316,422                10,548,254     7,010,918
------------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                                 $102,621,489   $ 89,313,791               $10,672,547   $10,548,254
------------------------------------------------------------------------------------------------------------------------------------
Balance of undistributed (overdistributed) net
   investment income at end of period                           $    (48,272)  $      1,850               $    (6,130)  $       258
------------------------------------------------------------------------------------------------------------------------------------

N/A - New Jersey Intermediate is not authorized to issue Class B Shares.

                                    ------
                                      32

                                                                            NEW YORK                   NEW YORK INSURED
                                                             --------------------------------  --------------------------------
                                                             SIX MONTHS ENDED     YEAR ENDED   SIX MONTHS ENDED     YEAR ENDED
                                                                      8/31/98        2/28/98            8/31/98        2/28/98
-------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                            $  6,489,020   $ 12,613,469       $  8,986,907   $ 18,457,075
Net realized gain (loss) from investment
   transactions (notes 1 and 4)                                     1,085,085        661,126          1,937,169        619,011
Net change in unrealized appreciation or depreciation
   of investments                                                     646,524      9,051,117           (187,053)     8,290,299
-------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                          8,220,629     22,325,712         10,737,023     27,366,385
-------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1)
From undistributed net investment income:
   Class A                                                         (2,036,334)    (3,875,640)        (1,117,740)    (2,006,721)
   Class B                                                           (122,692)       (83,036)          (146,730)      (123,259)
   Class C                                                           (148,312)      (239,478)           (51,392)       (99,554)
   Class R                                                         (4,197,162)    (8,443,262)        (7,766,460)   (16,348,358)
-------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders          (6,504,500)   (12,641,416)        (9,082,322)   (18,577,892)
-------------------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 2)
Net proceeds from sale of shares                                   16,869,926     30,298,985         13,816,988     28,258,045
Net proceeds from shares issued to shareholders due to
   reinvestment of distributions                                    4,040,738      7,761,760          6,370,163     13,010,796
-------------------------------------------------------------------------------------------------------------------------------
                                                                   20,910,664     38,060,745         20,187,151     41,268,841
-------------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                           (18,450,674)   (27,382,856)       (23,161,246)   (41,856,071)
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund
   share transactions                                               2,459,990     10,677,889         (2,974,095)      (587,230)
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                               4,176,119     20,362,185         (1,319,394)     8,201,263
Net assets at the beginning of period                             248,724,351    228,362,166        366,659,978    358,458,715
-------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                                  $252,900,470   $248,724,351       $365,340,584   $366,659,978
-------------------------------------------------------------------------------------------------------------------------------
Balance of undistributed (overdistributed) net investment
   income at end of period                                       $    (10,202)  $      5,278       $     18,779   $    114,194
-------------------------------------------------------------------------------------------------------------------------------

                                     ----
                                      33

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)


1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The Nuveen Flagship Multistate Trust II (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Flagship New Jersey Municipal Bond Fund ("New Jersey"), Nuveen Flagship New Jersey Intermediate Municipal Bond Fund ("New Jersey Intermediate"), Nuveen Flagship New York Municipal Bond Fund ("New York") and the Nuveen New York Insured Municipal Bond Fund ("New York Insured") (collectively "the Funds"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

After the close of business on September 11, 1998, New Jersey Intermediate reorganized into New Jersey as approved by the shareholders of New Jersey Intermediate on August 13, 1998.

Each Fund seeks to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.

Securities Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At August 31, 1998, New Jersey had an outstanding when-issued purchase commitment of $2,123,407. There were no such outstanding purchase commitments in any of the other Funds.

Investment Income

Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Dividends and Distributions to Shareholders

Tax-exempt net investment income is declared as a dividend monthly and payment is made or credited to shareholders accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and

                                     -----
designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Funds. Net realized capital gains and market discount distributions are subject to federal taxation.

Insurance

New York Insured invests in municipal securities which are either covered by insurance or backed by an escrow or trust account containing sufficient U.S. government or U.S. government agency securities, both of which ensure the timely payment of principal and interest. Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Fund's shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance is effective only while the municipal securities are held by the Fund. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value of the Fund's shares include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Fund the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Flexible Sales Charge Program

Each Fund offers Class A, B, C and R Shares except New Jersey Intermediate, which does not offer Class B Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a 1% contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available for purchases of over $1 million and in other limited circumstances.

Derivative Financial Instruments

The Funds may invest in certain derivative financial instruments including futures, forward, swap, option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the six months ended August 31, 1998.

Expense Allocation

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class. Actual results could differ from these estimates.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

                                     -----

2. FUND SHARES

Transactions in Fund shares were as follows:

                                                         NEW JERSEY                                NEW JERSEY INTERMEDIATE
------------------------------------------------------------------------------------   ---------------------------------------------
                              SIX MONTHS ENDED 8/31/98       YEAR ENDED 2/28/98        SIX MONTHS ENDED 8/31/98   YEAR ENDED 2/28/98
------------------------------------------------------------------------------------------------------------------------------------
                                 SHARES         AMOUNT       SHARES         AMOUNT   SHARES        AMOUNT       SHARES       AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
Shares sold:
 Class A                        740,531   $  7,801,362    1,075,954   $ 11,229,962   30,106  $    313,165      294,336  $ 3,066,576
 Class B                        372,140      3,924,921      272,258      2,840,031      N/A           N/A          N/A          N/A
 Class C                        207,550      2,181,676      312,192      3,236,991   20,406       213,233       92,688      970,924
 Class R                        299,528      3,155,466      338,039      3,524,484       40           377       18,865      192,431
Shares issued to shareholders due to
reinvestment of distributions:
 Class A                         51,248        540,639       91,399        950,346   12,017       125,638       21,672      224,545
 Class B                          4,242         44,736        1,672         17,562      N/A           N/A          N/A          N/A
 Class C                          9,089         95,743       12,365        128,765    1,226        12,836          494        5,171
 Class R                         79,137        835,546      164,047      1,706,229       80           838           23          241
------------------------------------------------------------------------------------------------------------------------------------
                              1,763,465     18,580,089    2,267,926     23,634,370   63,875       666,087      428,078    4,459,888
------------------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
 Class A                       (247,842)    (2,613,072)    (511,590)    (5,328,382) (54,600)     (570,206)    (104,138)  (1,076,777)
 Class B                        (13,283)      (140,405)        (180)        (1,846)     N/A           N/A          N/A          N/A
 Class C                        (24,842)      (261,713)     (47,998)      (501,403)  (2,202)      (22,996)          --           --
 Class R                       (243,111)    (2,563,405)    (433,419)    (4,517,007)      (1)          (16)          (3)         (29)
------------------------------------------------------------------------------------------------------------------------------------
                               (529,078)    (5,578,595)    (993,187)   (10,348,638) (56,803)     (593,218)    (104,141)  (1,076,806)
------------------------------------------------------------------------------------------------------------------------------------
Net increase                  1,234,387   $ 13,001,494    1,274,739   $ 13,285,732    7,072  $     72,869      323,937  $ 3,383,082
------------------------------------------------------------------------------------------------------------------------------------

  N/A - New Jersey Intermediate is not authorized to issue Class B Shares.

                                                           NEW YORK                                       NEW YORK INSURED
-----------------------------------------------------------------------------------   ----------------------------------------------
                                SIX MONTHS ENDED 8/31/98       YEAR ENDED 2/28/98     SIX MONTHS ENDED 8/31/98   YEAR ENDED 2/28/98
------------------------------------------------------------------------------------------------------------------------------------
                               SHARES         AMOUNT       SHARES         AMOUNT      SHARES        AMOUNT      SHARES       AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
Shares sold:
 Class A                      702,973   $  7,677,483    1,192,340   $ 12,830,429     492,018  $  5,267,652   1,218,422  $12,894,251
 Class B                      283,273      3,097,218      400,533      4,306,773     297,167     3,184,097     440,390    4,686,122
 Class C                      204,532      2,244,924      254,474      2,741,394      61,082       654,195      36,490      382,197
 Class R                      351,283      3,850,301      963,440     10,420,389     439,817     4,711,044     970,440   10,295,475
Shares issued to shareholders due to
reinvestment of distributions:
 Class A                       84,204        920,041      152,051      1,627,414      68,911       738,265     124,699    1,317,874
 Class B                        5,753         62,899        3,386         36,761       7,494        80,335       2,936       31,367
 Class C                        6,745         73,951        9,491        102,142       3,246        34,734       6,978       73,631
 Class R                      272,221      2,983,847      558,993      5,995,443     514,793     5,516,829   1,097,334   11,587,924
------------------------------------------------------------------------------------------------------------------------------------
                            1,910,984     20,910,664    3,534,708     38,060,745   1,884,528    20,187,151   3,897,689   41,268,841
------------------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
 Class A                     (701,498)    (7,648,033)  (1,038,824)   (11,085,975)   (285,521)   (3,060,344)   (610,560)  (6,423,983)
 Class B                      (36,272)      (396,597)     (22,971)      (250,548)    (20,579)     (220,448)     (9,085)     (96,502)
 Class C                      (92,679)    (1,013,315)     (73,153)      (789,011)    (25,535)     (272,904)    (20,702)    (219,749)
 Class R                     (856,933)    (9,392,729)  (1,424,412)   (15,257,322) (1,832,099)  (19,607,550) (3,324,737) (35,115,837)
------------------------------------------------------------------------------------------------------------------------------------
                           (1,687,382)   (18,450,674)  (2,559,360)   (27,382,856) (2,163,734)  (23,161,246) (3,965,084) (41,856,071)
------------------------------------------------------------------------------------------------------------------------------------
Net increase
  (decrease)                  223,602   $  2,459,990      975,348   $ 10,677,889    (279,206) $ (2,974,095)    (67,395) $ (587,230)
------------------------------------------------------------------------------------------------------------------------------------

                                     ----

3. DISTRIBUTIONS TO SHAREHOLDERS

Prior to the merger of New Jersey and New Jersey Intermediate, the Funds' declared dividend distributions from their tax-exempt net investment income which were paid on September 10, 1998, to shareholders of record on September 9, 1998. In addition, New Jersey declared dividend distributions from its tax-exempt net investment income which were paid on September 15, 1998, to shareholders of record as of September 14, 1998. New York and New York Insured declared dividend distributions from their tax-exempt net investment income which were paid on October 1, 1998, to shareholders of record on September 9, 1998, as follows:

                                             NEW JERSEY              NEW YORK
                             NEW JERSEY    INTERMEDIATE   NEW YORK    INSURED
--------------------------------------------------------------------------------
Dividend per share:
   Class A                      $.0440        $.0086        $.0455     $.0435
   Class B                       .0375           N/A         .0385      .0365
   Class C                       .0395         .0069         .0405      .0385
   Class R                       .0460         .0093         .0475      .0450
--------------------------------------------------------------------------------

N/A - New Jersey Intermediate is not authorized to issue Class B Shares.

4. SECURITIES TRANSACTIONS

Purchases and sales (including maturities) of investments in municipal securities and temporary municipal investments for the six months ended August 31, 1998, were as follows:

                                                              NEW JERSEY                  NEW YORK
                                              NEW JERSEY    INTERMEDIATE      NEW YORK     INSURED
-----------------------------------------------------------------------------------------------------
Purchases:
   Investments in municipal securities       $20,812,644      $1,698,731   $58,439,373   $47,930,811
   Temporary municipal investments            13,600,000       1,000,000     8,900,000    12,400,000
Sales:
   Investments in municipal securities         5,895,211       1,600,426    53,941,935    48,913,765
   Temporary municipal investments            12,700,000         500,000     8,800,000    15,600,000
-----------------------------------------------------------------------------------------------------

At August 31, 1998, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for each Fund.

At February 28, 1998, the Funds' last fiscal year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                            NEW JERSEY                 NEW YORK
                             NEW JERSEY   INTERMEDIATE      NEW YORK    INSURED
--------------------------------------------------------------------------------
Expiration Year:
   2002                       $ 170,409      $      --    $       --   $     --
   2003                         424,626        195,063            --         --
   2004                         116,050             --     1,234,100         --
   2005                              --             --            --    924,758
   2006                         216,928             --            --         --
--------------------------------------------------------------------------------
Total                         $ 928,013       $195,063    $1,234,100   $924,758
--------------------------------------------------------------------------------

5. UNREALIZED APPRECIATION (DEPRECIATION)

Gross unrealized appreciation and gross unrealized depreciation of investments at August 31, 1998, were as follows:

                                              NEW JERSEY                     NEW YORK
                               NEW JERSEY   INTERMEDIATE      NEW YORK        INSURED
--------------------------------------------------------------------------------------
Gross unrealized:
   appreciation                $5,688,271       $591,837   $22,148,205    $30,983,360
   depreciation                  (170,759)            --       (36,233)            --
--------------------------------------------------------------------------------------
Net unrealized appreciation    $5,517,512       $591,837   $22,111,972    $30,983,360
--------------------------------------------------------------------------------------

                                      ----

6. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Under the Trust's investment management agreement with the Adviser, each Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net asset value of each Fund:

AVERAGE DAILY NET ASSET VALUE                                    MANAGEMENT FEE
--------------------------------------------------------------------------------
For the first $125,000,000                                           .5500 of 1%
For the next $125,000,000                                            .5375 of 1
For the next $250,000,000                                            .5250 of 1
For the next $500,000,000                                            .5125 of 1
For the next $1,000,000,000                                          .5000 of 1
For net assets over $2,000,000,000                                   .4750 of 1
--------------------------------------------------------------------------------

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser.

The adviser has agreed to waive part of its management fees or reimburse certain expenses of each Fund in order to limit total expenses to .75 of 1% of the average daily net asset value of New York and .975 of 1% of the average daily net asset value of New York Insured, excluding any 12b-1 fees applicable to Class A, B and C Shares. The adviser may also voluntarily agree to reimburse additional expenses in any of the Funds from time to time, which may be terminated at any time at its discretion.

During the six months ended August 31, 1998, the Distributor collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                                               NEW JERSEY             NEW YORK
                                 NEW JERSEY  INTERMEDIATE  NEW YORK    INSURED
--------------------------------------------------------------------------------
Gross sales charges collected      $125,557        $6,338   $83,771   $113,201
Paid to authorized dealers          108,949         5,044    69,091    100,501
--------------------------------------------------------------------------------

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the six months ended August 31, 1998, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                                               NEW JERSEY              NEW YORK
                                 NEW JERSEY  INTERMEDIATE   NEW YORK    INSURED
--------------------------------------------------------------------------------
Commission advances               $ 154,737      $ 19,870   $184,832  $ 191,530
--------------------------------------------------------------------------------

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended August 31, 1998, the Distributor retained such 12b-1 fees as follows:

                                               NEW JERSEY              NEW YORK
                                 NEW JERSEY  INTERMEDIATE   NEW YORK    INSURED
--------------------------------------------------------------------------------
12b-1 fees retained                $ 36,104       $ 1,522   $ 42,531   $ 33,479
--------------------------------------------------------------------------------

The remaining 12b-1 fees charged to the Funds were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the six months ended August 31, 1998, as follows:

                                               NEW JERSEY              NEW YORK
                                 NEW JERSEY  INTERMEDIATE   NEW YORK    INSURED
--------------------------------------------------------------------------------
CDSC retained                         $ 443        $   --   $ 13,370    $ 3,562
--------------------------------------------------------------------------------

                                     ----

7. COMPOSITION OF NET ASSETS

At August 31, 1998, the Funds had an unlimited number of $.01 par value shares authorized. Net assets consisted of:

                                                             NEW JERSEY                          NEW YORK
                                              NEW JERSEY     INTERMEDIATE        NEW YORK        INSURED
---------------------------------------------------------------------------------------------------------------------------
Capital paid-in                            $  98,068,670    $ 10,303,525     $ 230,947,684    $ 333,325,275
Balance of undistributed
 (overdistributed) net investment income         (48,272)         (6,130)          (10,202)          18,779
Accumulated net realized gain (loss) from
 investment transactions                        (916,421)       (216,685)         (148,984)       1,013,170
Net unrealized appreciation of
  investments                                  5,517,512         591,837        22,111,972       30,983,360
---------------------------------------------------------------------------------------------------------------------------
Net assets                                 $ 102,621,489    $ 10,672,547     $ 252,900,470    $ 365,340,584
---------------------------------------------------------------------------------------------------------------------------

                                     ----

                       FINANCIAL HIGHLIGHTS (UNAUDITED)


  Selected data for a share outstanding throughout each period is as follows:

CLASS (INCEPTION DATE)
                                        INVESTMENT OPERATIONS                     LESS DISTRIBUTIONS
                                   -----------------------------              -------------------------

NEW JERSEY
                                                            NET
                             BEGINNING                  REALIZED/                                                ENDING
                                   NET         NET     UNREALIZED                      NET                          NET
YEAR ENDED                       ASSET  INVESTMENT     INVESTMENT               INVESTMENT     CAPITAL            ASSET       TOTAL
FEBRUARY 28/29,                  VALUE   INCOME (A)   GAIN (LOSS)        TOTAL      INCOME       GAINS    TOTAL   VALUE   RETURN (B)
------------------------------------------------------------------------------------------------------------------------------------
CLASS A (9/94)**
1999 (c)                        $10.61        $.26        $ .03           $ .29     $(.27)       $ --     $(.27)  $10.63     2.76%
1998                             10.26         .55          .36             .91      (.56)         --      (.56)   10.61     9.06
1997 (d)                         10.22         .05          .04             .09      (.05)         --      (.05)   10.26      .85
1997 (e)                         10.40         .48         (.15)            .33      (.51)         --      (.51)   10.22     3.31
1996 (e)                          9.73         .51          .69            1.20      (.53)         --      (.53)   10.40    12.63
1995 (f)                         10.03         .21         (.21)             --      (.21)       (.09)     (.30)    9.73      .02
CLASS B (2/97)
1999 (c)                         10.61         .22          .03             .25      (.23)         --      (.23)   10.63     2.38
1998                             10.26         .48          .35             .83      (.48)         --      (.48)   10.61     8.25
1997 (d)                         10.22         .05          .03             .08      (.04)         --      (.04)   10.26      .78
CLASS C (9/94)**
1999 (c)                         10.59         .23          .03             .26      (.24)         --      (.24)   10.61     2.50
1998                             10.25         .50          .34             .84      (.50)         --      (.50)   10.59     8.40
1997 (d)                         10.20         .04          .05             .09      (.04)         --      (.04)   10.25      .90
1997 (e)                         10.38         .41         (.16)            .25      (.43)         --      (.43)   10.20     2.53
1996 (e)                          9.71         .44          .68            1.12      (.45)         --      (.45)   10.38    11.80
1995 (f)                          9.77         .16         (.05)            .11      (.17)         --      (.17)    9.71     1.16
CLASS R (12/91)**
1999 (c)                         10.62         .27          .03             .30      (.28)         --      (.28)   10.64     2.87
1998                             10.27         .58          .35             .93      (.58)         --      (.58)   10.62     9.29
1997 (d)                         10.23         .05          .04             .09      (.05)         --      (.05)   10.27      .86
1997 (e)                         10.41         .49         (.14)            .35      (.53)         --      (.53)   10.23     3.55
1996 (e)                          9.74         .55          .68            1.23      (.56)         --      (.56)   10.41    12.88
1995 (e)                         10.71         .52         (.88)           (.36)     (.52)       (.09)     (.61)    9.74    (3.27)
1994 (e)                          9.96         .51          .81            1.32      (.51)       (.06)     (.57)   10.71    13.60
------------------------------------------------------------------------------------------------------------------------------------

                                        INVESTMENT OPERATIONS                    LESS DISTRIBUTIONS
                                   -----------------------------              -------------------------

NEW JERSEY INTERMEDIATE
                                                              NET
                             BEGINNING                  REALIZED/                                                ENDING
                                   NET         NET     UNREALIZED                      NET                          NET
YEAR ENDED                       ASSET  INVESTMENT     INVESTMENT               INVESTMENT     CAPITAL            ASSET       TOTAL
FEBRUARY 28/29,                  VALUE   INCOME (A)   GAIN (LOSS)        TOTAL      INCOME       GAINS    TOTAL   VALUE   RETURN (B)
------------------------------------------------------------------------------------------------------------------------------------
CLASS A (9/92)**
1999 (c)                        $10.50        $.24        $ .06           $ .30     $(.25)      $  --     $(.25)   $10.55    2.87%
1998                             10.30         .50          .20             .70      (.50)         --      (.50)    10.50    7.00
1997 (d)                         10.14         .38          .16             .54      (.38)         --      (.38)    10.30    5.41
1996 (e)                         10.25         .51         (.11)            .40      (.51)         --      (.51)    10.14    3.89
1995 (e)                         10.04         .50          .22             .72      (.51)         --      (.51)    10.25    7.42
1994 (e)                         10.15         .53         (.10)            .43      (.52)       (.02)***  (.54)    10.04    4.27
CLASS C (3/97)
1999 (c)                         10.52         .21          .06             .27      (.22)         --      (.22)     10.57   2.60
1998 (f)                         10.28         .45          .24             .69      (.45)         --      (.45)     10.52   6.84
CLASS R (3/97)
1999 (c)                         10.51         .25          .05             .30      (.26)         --      (.26)     10.55   2.89
1998 (f)                         10.28         .52          .24             .76      (.53)         --      (.53)     10.51   7.55
------------------------------------------------------------------------------------------------------------------------------------

                                     ----

                           RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
                                    RATIO                      RATIO
                                   OF NET                     OF NET
                    RATIO OF   INVESTMENT      RATIO OF   INVESTMENT
                    EXPENSES    INCOME TO      EXPENSES    INCOME TO
                  TO AVERAGE      AVERAGE    TO AVERAGE      AVERAGE
                  NET ASSETS   NET ASSETS    NET ASSETS   NET ASSETS
      ENDING NET      BEFORE       BEFORE         AFTER        AFTER   PORTFOLIO
    ASSETS (000)  REIMBURSE-   REIMBURSE-    REIMBURSE-    REIMBURSE-   TURNOVER
                        MENT         MENT       MENT(A)       MENT(A)       RATE
--------------------------------------------------------------------------------
     $41,642          1.05%*       4.59%*       .71%*       4.93%*          6%
      35,782          1.01         4.92         .60         5.33           16
      27,879          1.01*        5.43*        .55*        5.89*          --
      17,072          1.13         4.85        1.00         4.98           10
      10,661          1.25         4.85        1.00         5.10           39
       2,741          1.31*        5.03*       1.00*        5.34*          32

       6,848          1.80*        3.83*       1.47*        4.16*           6
       2,981          1.77         4.16        1.36         4.57           16
          74          1.77*        5.71*       1.27*        6.21*          --

       7,780          1.60*        4.04*       1.26*        4.38*           6
       5,733          1.56         4.37        1.16         4.77           16
       2,712          1.56*        4.89*       1.10*        5.35*          --
       2,611          1.88         4.09        1.75         4.22           10
       1,065          1.96         4.16        1.75         4.37           39
         464          2.00*        4.37*       1.75*        4.62*          32

      46,351           .85*        4.80*        .51*        5.14*           6
      44,817           .81         5.12         .40         5.53           16
      42,651           .81*        5.63*        .35*        6.09*          --
      42,905           .89         5.10         .75         5.24           10
      43,304           .98         5.20         .75         5.43           39
      39,582           .89         5.18         .75         5.32           32
      36,462           .98         4.61         .75         4.84           52
--------------------------------------------------------------------------------

*    Annualized.
** Information included prior to the one month ended February 28, 1997, reflects the financial highlights of Nuveen New Jersey.
(a) After waiver of certain management fees or reimbursement of expenses, if any, by Nuveen Advisory.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)  For the six months ended August 31.
(d)  For the one month ended February 28.
(e)  For the fiscal year ended January 31.
(f)  From commencement of class operations as noted through January 31.

                           RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
                                    RATIO                      RATIO
                                   OF NET                     OF NET
                    RATIO OF   INVESTMENT      RATIO OF   INVESTMENT
                    EXPENSES    INCOME TO      EXPENSES    INCOME TO
                  TO AVERAGE      AVERAGE    TO AVERAGE      AVERAGE
                  NET ASSETS   NET ASSETS    NET ASSETS   NET ASSETS
      ENDING NET      BEFORE       BEFORE         AFTER        AFTER   PORTFOLIO
    ASSETS (000)  REIMBURSE-   REIMBURSE-    REIMBURSE-    REIMBURSE-   TURNOVER
                        MENT         MENT       MENT(A)       MENT(A)       RATE
--------------------------------------------------------------------------------
     $ 9,282         1.24%*       3.97%*       .63%*        4.58%*          16%
       9,369         1.54         3.93         .64          4.83             9
       7,011         1.93*        3.69*        .68*         4.94*           11
       8,318         1.71         3.79         .60          4.90            17
       9,217         1.81         3.92         .69          5.04            35
       9,321         1.81         3.45         .16          5.10            27

       1,190         1.79*        3.43*       1.19*         4.03*           16
         980         2.03*        3.45*       1.19*         4.29*            9

         201         1.04*        4.18*        .44*         4.78*           16
         198         1.33*        4.12*        .46*         4.99*            9
--------------------------------------------------------------------------------

*    Annualized.
** Information included prior to the nine months ended February 28, 1997, reflects the financial highlights of Flagship New Jersey Intermediate.
***  The amount shown reflects a distribution in excess of capital gains.
(a) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)  For the six months ended August 31.
(d)  For the nine months ended February 28.
(e)  For the fiscal year ended May 31.
(f)  From commencement of class operations as noted.

                                      ----
                                      41

  Selected data for a share outstanding throughout each period is as follows:

CLASS (INCEPTION DATE)

                                                 INVESTMENT OPERATIONS                                 LESS DISTRIBUTIONS
                                          ---------------------------------------                   ------------------------

NEW YORK
                                                                                       NET
                                             BEGINNING                           REALIZED/
                                                   NET                NET       UNREALIZED                               NET
YEAR ENDED                                       ASSET         INVESTMENT       INVESTMENT                        INVESTMENT
FEBRUARY 28/29,                                  VALUE         INCOME (A)      GAIN (LOSS)            TOTAL           INCOME
----------------------------------------------------------------------------------------------------------------------------
CLASS A (9/94)**
1999 (c)                                        $10.97               $.28            $ .07            $ .35           $(.28)
1998                                             10.53                .57              .44             1.01            (.57)
1997                                             10.61                .59             (.07)             .52            (.56)
1996                                             10.12                .56              .48             1.04            (.55)
1995 (d)                                         10.23                .28             (.07)             .21            (.27)
CLASS B (2/97)
1999 (c)                                         10.98                .24              .07              .31            (.24)
1998                                             10.53                .49              .45              .94            (.49)
1997 (d)                                         10.48                .05              .04              .09            (.04)
CLASS C (9/94)**
1999 (c)                                         11.01                .25              .07              .32            (.25)
1998                                             10.56                .51              .45              .96            (.51)
1997                                             10.64                .55             (.11)             .44            (.48)
1996                                             10.11                .48              .53             1.01            (.48)
1995 (d)                                         10.11                .23              .04              .27            (.22)
CLASS R (12/86)**
1999 (c)                                         11.00                .29              .08              .37            (.29)
1998                                             10.55                .59              .45             1.04            (.59)
1997                                             10.64                .59             (.05)             .54            (.59)
1996                                             10.15                .58              .49             1.07            (.58)
1995                                             10.72                .58             (.53)             .05            (.57)
1994                                             10.61                .58              .16              .74            (.58)
----------------------------------------------------------------------------------------------------------------------------

CLASS (INCEPTION DATE)
                                 LESS DISTRIBUTIONS
                          -----------------------------------

NEW YORK
                                               ENDING
                                                  NET
YEAR ENDED          CAPITAL                     ASSET          TOTAL
FEBRUARY 28/29,       GAINS        TOTAL        VALUE     RETURN (B)
---------------------------------------------------------------------
CLASS A (9/94)**
1999 (c)               $ --        $(.28)      $11.04           3.25%
1998                     --         (.57)       10.97           9.84
1997                   (.04)        (.60)       10.53           5.07
1996                     --         (.55)       10.61          10.52
1995 (d)               (.05)        (.32)       10.12           2.21
CLASS B (2/97)
1999 (c)                 --         (.24)       11.05           2.85
1998                     --         (.49)       10.98           9.10
1997 (d)                 --         (.04)       10.53            .87
CLASS C (9/94)**
1999 (c)                 --         (.25)       11.08           2.96
1998                     --         (.51)       11.01           9.31
1997                   (.04)        (.52)       10.56           4.31
1996                     --         (.48)       10.64          10.13
1995 (d)               (.05)        (.27)       10.11           2.80
CLASS R (12/86)**
1999 (c)                 --         (.29)       11.08           3.43
1998                     --         (.59)       11.00          10.11
1997                   (.04)        (.63)       10.55           5.26
1996                     --         (.58)       10.64          10.80
1995                   (.05)        (.62)       10.15            .75
1994                   (.05)        (.63)       10.72           7.10
---------------------------------------------------------------------

                                                 INVESTMENT OPERATIONS                                 LESS DISTRIBUTIONS
                                          ---------------------------------------                   ------------------------

NEW YORK INSURED
                                                                                       NET
                                             BEGINNING                           REALIZED/
                                                   NET                NET       UNREALIZED                               NET
YEAR ENDED                                       ASSET         INVESTMENT       INVESTMENT                        INVESTMENT
FEBRUARY 28/29,                                  VALUE         INCOME (A)      GAIN (LOSS)            TOTAL           INCOME
----------------------------------------------------------------------------------------------------------------------------
CLASS A (9/94)                                  $10.76               $.26            $ .04            $ .30          $(.26)
1999 (c)                                         10.50                .53              .26              .79           (.53)
1998                                             10.61                .55            (.14)              .41           (.52)
1997                                             10.15                .52             .49              1.01           (.52)
1996                                             10.16                .25             .04               .29           (.26)
1995 (d)
CLASS B (2/97)                                   10.76                .22             .05               .27           (.22)
1999 (c)                                         10.50                .45             .26               .71           (.45)
1998                                             10.53                .03            (.02)              .01           (.04)
1997 (d)
CLASS C (9/94)                                   10.74               .23              .05               .28           (.23)
1999 (c)                                         10.48               .47              .26               .73           (.47)
1998                                             10.61               .47             (.16)              .31           (.44)
1997                                             10.12               .44              .53               .97           (.45)
1996                                             10.03               .21              .13               .34           (.21)
1995 (d)
CLASS R (12/86)                                  10.76               .27              .05               .32           (.27)
1999 (c)                                         10.49               .55              .27               .82           (.55)
1998                                             10.61               .55             (.13)              .42           (.54)
1997                                             10.15               .55              .49              1.04           (.55)
1996                                             10.63               .56             (.44)              .12           (.56)
1995                                             10.62               .55              .03               .58           (.54)
1994
----------------------------------------------------------------------------------------------------------------------------

                                 LESS DISTRIBUTIONS
                          -----------------------------------

NEW YORK INSURED
                                               ENDING
                                                  NET
YEAR ENDED          CAPITAL                     ASSET          TOTAL
FEBRUARY 28/29,       GAINS        TOTAL        VALUE     RETURN (B)
---------------------------------------------------------------------
CLASS A (9/94)**
1999 (c)               $ --          $(.26)     $10.80        2.85%
1998                     --           (.53)      10.76        7.76
1997                     --           (.52)      10.50        4.02
1996                   (.03)**        (.55)      10.61       10.19
1995 (d)               (.04)          (.30)      10.15        3.01
CLASS B (2/97)
1999 (c)                 --           (.22)      10.81       2.54
1998                     --           (.45)      10.76       6.96
1997 (d)                 --           (.04)      10.50        .07
CLASS C (9/94)**
1999 (c)                 --           (.23)      10.79       2.66
1998                     --           (.47)      10.74       7.16
1997                     --           (.44)      10.48       3.06
1996                   (.03)**        (.48)      10.61       9.71
1995 (d)               (.04)          (.25)      10.12       3.53
CLASS R (12/86)**
1999 (c)                 --           (.27)      10.81       3.03
1998                     --           (.55)      10.76       8.04
1997                     --           (.54)      10.49       4.15
1996                   (.03)**        (.58)      10.61      10.51
1995                   (.04)          (.60)      10.15       1.37
1994                   (.03)          (.57)      10.63       5.57
-----------------------------------------------------------------

                                     ----

                           RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
                                    RATIO                      RATIO
                                   OF NET                     OF NET
                    RATIO OF   INVESTMENT      RATIO OF   INVESTMENT
                    EXPENSES    INCOME TO      EXPENSES    INCOME TO
                  TO AVERAGE      AVERAGE    TO AVERAGE      AVERAGE
                  NET ASSETS   NET ASSETS    NET ASSETS   NET ASSETS
      ENDING NET      BEFORE       BEFORE         AFTER        AFTER   PORTFOLIO
    ASSETS (000)  REIMBURSE-   REIMBURSE-    REIMBURSE-    REIMBURSE-   TURNOVER
                        MENT         MENT       MENT(A)       MENT(A)       RATE
--------------------------------------------------------------------------------
     $ 79,512        .95%*       4.85%*         .73%*       5.07%*          22%
       78,038          .90         5.14           .77         5.27          30
       71,676          .95         5.39           .89         5.45          37
       15,732         1.02         5.28           .99         5.31          47
        3,189         1.56*        5.31*         1.00*        5.87*         29

        7,134         1.70*        4.09*         1.49*        4.30*         22
        4,311         1.67         4.32          1.50         4.49          30
          124         1.65*        5.86*         1.44*        6.07*         37

        7,590         1.50*        4.28*         1.28*        4.50*         22
        6,233         1.46         4.57          1.32         4.71          30
        3,965         1.64         4.73          1.57         4.80          37
          646         1.99         4.29          1.73         4.55          47
           86         7.97*       (1.06)*        1.75*        5.16*         29

      158,665          .75*        5.04*          .53*        5.26*         22
      160,142          .70         5.34           .57         5.47          30
      152,598          .71         5.55           .69         5.57          37
      154,776          .76         5.55           .74         5.57          47
      149,454          .74         5.79           .74         5.79          29
      146,297          .78         5.30           .75         5.33          15
================================================================================


*    Annualized.
** Information included prior to the fiscal year ended February 28, 1997, reflects the financial highlights of Nuveen New York.
(a) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)  For the six months ended August 31.
(d)  From commencement of class operations as noted.

                           RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
                                    RATIO                      RATIO
                                   OF NET                     OF NET
                    RATIO OF   INVESTMENT      RATIO OF   INVESTMENT
                    EXPENSES    INCOME TO      EXPENSES    INCOME TO
                  TO AVERAGE      AVERAGE    TO AVERAGE      AVERAGE
                  NET ASSETS   NET ASSETS    NET ASSETS   NET ASSETS
      ENDING NET      BEFORE       BEFORE         AFTER        AFTER   PORTFOLIO
    ASSETS (000)  REIMBURSE-   REIMBURSE-    REIMBURSE-    REIMBURSE-   TURNOVER
                        MENT         MENT       MENT(A)       MENT(A)       RATE
--------------------------------------------------------------------------------
     $ 47,897          .92%*       4.77%*         .92%*       4.77%*        13%
       44,721          .88         4.98           .88         4.98          17
       24,747          .92         5.04           .92         5.04          29
        7,258          .93         4.97           .93         4.97          17
        1,279         1.13*        5.33*         1.05*        5.41*         11

        9,081         1.67*        4.02*         1.67*        4.02*         13
        5,982         1.65         4.24          1.65         4.24          17
        1,279         1.64*        5.17*         1.64*        5.17*         29

        2,739         1.47*        4.22*         1.47*        4.22*         13
        2,310         1.43         4.43          1.43         4.43          17
        2,015         1.67         4.28          1.67         4.28          29
        1,369         1.69         4.21          1.69         4.21          17
          285         2.32*        4.13*         1.80*        4.65*         11

      305,624          .72*        4.97*          .72*        4.97*         13
      313,647          .68         5.18           .68         5.18          17
      319,208          .68         5.28           .68         5.28          29
      343,348          .67         5.26           .67         5.26          17
      345,121          .65         5.57           .65         5.57          11
      388,176          .68         5.11           .68         5.11           5
================================================================================

*    Annualized.
** The amounts shown include distributions in excess of capital gains of $.0024 per share.
(a) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)  For the six months ended August 31.
(d)  From commencement of class operations as noted.

                                    -----

NUVEEN FAMILY OF MUTUAL FUNDS

Nuveen offers a variety of funds designed to help you reach your financial goals.

GROWTH

Nuveen Rittenhouse Growth Fund

GROWTH AND INCOME

European Value Fund
Growth and Income Stock Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund

TAX-FREE INCOME

NATIONAL FUNDS

Long-Term
Insured
Intermediate-Term
Limited-Term

STATE FUNDS

Arizona
California
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Connecticut
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Kansas
Kentucky
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Maryland
Massachusetts
Michigan
Missouri
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New Mexico
New York
North Carolina
Ohio
Pennsylvania
Tennessee
Virginia
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                          Building a Better Portfolio
                      Can Make You a Successful Investor

Successful investors know that a well-diversified portfolio - one that balances different types of investments, levels of risk and tax management - can be the foundation for building and sustaining wealth. That's why Nuveen offers you and your financial adviser a wide range of quality investments that can help you build a better portfolio in the pursuit of your financial goals.

MUTUAL FUNDS

Nuveen offers a family of equity, balanced and municipal bond funds featuring Premier AdvisersSM including Institutional Capital Corporation, Rittenhouse Financial Services, and Nuveen Advisory Corp. Each brings a specialized expertise in a particular investment style or asset class, time-tested investment strategies and a focus on consistent, long-term performance. With Nuveen's Premier Adviser funds, you have all the advantages of a family of funds plus the benefits of specialized investment expertise.

PRIVATE ASSET MANAGEMENT

Rittenhouse Financial Services and Nuveen Asset Management offer comprehensive, customized investment management solutions to investors with assets of $250,000 or more to invest. A range of actively managed growth, balanced and municipal income-oriented portfolios are available, all based upon a disciplined investment philosophy.

DEFINED PORTFOLIOS

Nuveen Defined Portfolios are fixed portfolios of quality securities that are a convenient, attractive alternative to purchasing individual securities. They provide low-cost diversification to reduce risk, while also offering experienced, professional security selection and surveillance. In addition, Nuveen Defined Portfolios provide daily liquidity at that day's net asset value for quick access to your assets.

EXCHANGE-TRADED FUNDS

Nuveen Exchange-Traded Funds offer investors actively managed portfolios of investment-grade quality municipal bonds. The fund shares are listed and traded on the New York and American stock exchanges. Exchange-traded funds provide the investment convenience, price visibility and liquidity of common stocks.

MUNIPREFERRED(R)

Nuveen MuniPreferred offers investors a AAA rated investment with an attractive tax-free yield for the cash reserves portion of an investment portfolio. MuniPreferred shares are backed 2-to-1 by the long-term portfolios of Nuveen dual-class exchange-traded funds and are available for national as well as a wide variety of state-specific portfolios.

          FUND INFORMATION


          BOARD OF TRUSTEES             TRANSFER AGENT AND SHAREHOLDER SERVICES

          Robert P. Bremner             The Chase Manhattan Bank
          Lawrence H. Brown             4 New York Plaza
          Anthony T. Dean               New York, NY 10004-2413
          Anne E. Impellizzeri          (800) 257-8787
          Peter R. Sawers
          William J. Schneider          LEGAL COUNSEL
          Timothy R. Schwertfeger
          Judith M. Stockdale           Morgan, Lewis &
                                        Bockius LLP
                                        Washington, D.C.

          FUND MANAGER                  INDEPENDENT PUBLIC ACCOUNTANTS

          Nuveen Advisory Corp.         Arthur Andersen LLP
          333 West Wacker Drive         Chicago, IL
          Chicago, IL 60606

                       SERVING INVESTORS FOR GENERATIONS



[Photo of John Nuveen, Sr. appears here]


Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today we offer a broad range of quality investments designed for individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them pursue their financial goals.

The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies focused on providing consistent, attractive performance over time. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

Whether your focus is long-term growth, dependable current income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. Our equity, balanced, and tax-free income funds, along with our defined portfolios and private asset management, can help you build a better, well-diversified portfolio.

Talk with your financial adviser to learn more about how Nuveen investment products and services can help you. Or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before investing.

          1898
     NUVEEN    1998
OUR SECOND CENTURY
     helping investors sustain the wealth of a lifetime.(TM)

     John Nuveen & Co. Incorporated
     333 West Wacker Drive
     Chicago, IL 60606- 1286

     www.nuveen.com